As filed with the Securities and Exchange Commission on April 30, 2008

Registration No. 33-87874

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

  REGISTRATION STATEMENT
  UNDER
  THE SECURITIES ACT OF 1933  ☒

  PRE-EFFECTIVE AMENDMENT NO.   ☐

  POST-EFFECTIVE AMENDMENT NO. 20  ☒

AND/OR
REGISTRATION STATEMENT
UNDER

  THE INVESTMENT COMPANY ACT OF 1940  ☒

AMENDMENT NO. 25

MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

(Exact name of registrant as specified in charter)

320 Park Avenue New York, New York 10022

(Address of Registrant's Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (212) 224-1893

John R. Greed
Chairman, President and Chief Executive Officer
Mutual of America Institutional Funds, Inc.
320 Park Avenue
New York, New York 10022-6839

(Name and address of agent for service)

Copy to:

Thomas L. Martin
Senior Vice President and Secretary
Mutual of America Institutional Funds, Inc.
320 Park Avenue
New York, New York 10022-6839

Approximate date of proposed public offering:
As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective:

☐  immediately upon filing pursuant to paragraph (b).

☒  on May 1, 2008 pursuant to paragraph (b) of Rule 485.

☐  60 days after filing pursuant to paragraph (a)(1) of Rule 485.

☐  on (date) pursuant to paragraph (a)(1) of Rule 485.

☐  75 days after filing pursuant to paragraph (a)(2).

☐  on (date) pursuant to paragraph (a)(2) of Rule 485.

MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

Cross-Reference Sheet

Caption in Form N-1A	Caption or Location in Prospectus
PART A

1. Front and Back Cover Pages	Front and Back Covers

2. Risk/Return Summary: Investments, Risks, and Performance	Summary of How Our Funds Invest

3. Risk/Return Summary: Fee Table	Summary of How Our Funds Invest—Annual Fees and Expenses

4. Investment Objectives, Principal Investment Strategies, Related Risks, and Disclosure of Portfolio Holdings	Details about How Our Funds Invest and Related Risks

5. Management, Organization, and Capital Structure	Management of the Funds

6. Shareholder Information	Information on Fund Shares

7. Distribution Arrangements	Information on Fund Shares

8. Financial Highlights Information	Financial Highlights

PART B	Caption or Location in Statement of Additional Information
9. Cover Page and Table of Contents	Cover

10. Fund History	Investment Company's Form of Operations

11. Description of the Fund and Its
Investments and Risks Investment Strategies and Related Risks; Fundamental
Investment Restrictions; Non-Fundamental
Investment Policies; Description of Corporate Bond	Ratings; Use of Standard & Poor's Indexes

12. Management of the Fund	Management of the Investment Company

13. Control Persons and Principal Holders of Securities	Investment Company's Form of Operations

14. Investment Advisory and Other Services Investment Advisory Arrangements; Administrative Arrangements; Independent	Registered Public Accounting Firm; Custodian

15. Portfolio Managers	Investment Advisory Arrangements

16. Brokerage Allocation and Other Practices	Portfolio Transactions and Brokerage

17. Capital Stock and Other Securities	Investment Company's Form of Operations

18. Purchase, Redemption, and Pricing of Shares	Purchase, Redemption and Pricing of Shares

19. Taxation of the Fund	Taxation of the Investment Company

20. Underwriters	Distribution of Fund Shares

21. Calculation of Performance Data	Yield and Performance Information

22. Financial Statements	Not Applicable (Included in Annual Report)

Caption in Form N-1A and in Part C of Registration Statement
PART C

23. Exhibits

24. Persons Controlled by or Under Common Control with the Fund

25. Indemnification

26. Business and Other Connections of the Investment Adviser

27. Principal Underwriters

28. Location of Accounts and Records

29. Management Services

30. Undertakings

  Prospectus  of

MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

EQUITY INDEX FUND

ALL AMERICA FUND

MID-CAP EQUITY INDEX FUND

SMALL CAP VALUE FUND

SMALL CAP GROWTH FUND

BOND FUND

MONEY MARKET FUND

Institutional Funds

May 1, 2008

Distributed by:

MUTUAL OF AMERICA
SECURITIES CORPORATION

MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

320 Park Avenue, New York, New York 10022-6839  1-800-914-8716
  www.institutionalfunds.com

Mutual of America Institutional Funds, Inc. ("Investment Company") is a mutual fund. It has these seven Funds:

• Equity Index Fund • All America Fund • Mid-Cap Equity Index Fund • Small Cap Value Fund • Small Cap Growth Fund • Bond Fund • Money Market Fund

Institutional investors, such as endowments, foundations and other not-for-profit organizations, pension and profit sharing plans, employee benefit trusts, corporations, and municipalities and other public entities, may purchase shares of the Funds. The initial investment must be at least $25,000, and each subsequent investment must be at least $5,000, subject to waiver in the discretion of the Investment Company.

There is no sales charge for the purchase or sale of Fund shares. An investor must send the payment price for shares purchased, and will receive redemption proceeds for shares sold, by wire transfer of Federal Funds.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Prospectus dated May 1, 2008

SUMMARY OF HOW OUR FUNDS INVEST

Each Fund of Mutual of America Institutional Funds, Inc. (the Investment Company, sometimes referred to as "we" or "us") has its own investment objective and tries to achieve its objective with certain investment strategies. The Funds' different investment strategies will affect the returns of the Funds and the risks of investing in each Fund. Each Fund's investment objective is non-fundamental which means that it may be changed by the Investment Company's Board of Directors without shareholder approval. Shareholders will be given notice of any change to a Fund's investment objective.

A Fund may not achieve its objective. An investment in any of the Funds could decline in value. You could lose money by investing in any of the Funds.

Below is a summary of the Funds' investment objectives, principal investment strategies, and principal risks of investing in the Funds.

Equity Index Fund

Objective. The Fund seeks investment results that correspond to the investment performance of the Standard & Poor's 500 Composite Stock Price Index (the S&P 500® Index).

Strategy. The Fund invests substantially in the 500 common stocks included in the S&P 500® Index to replicate, to the extent practicable, the weightings of such stocks in the Index. The Fund also purchases futures contracts on the S&P 500® Index to invest cash prior to the purchase of common stocks.

•  At least 80% of the Fund's assets are invested in securities included in the S&P 500® Index.

•  Securities in the S&P 500® Index generally are issued by companies with large market capitalizations (see definition below).

•  Securities are included in the S&P 500® Index based on industry weightings and the issuers' leading positions in those industries.

Risks. An investment in the Equity Index Fund is subject to market risk, futures risk and financial risk (see definitions below). The value of equity securities may fluctuate as a result of events that affect the issuers of such securities, changes in the financial condition of such issuers and events that affect the financial markets as a whole. Securities issued by companies with large market capitalizations have more liquidity and generally have less price volatility than securities of companies with smaller market capitalizations.

•  The investment results for the Fund may be better or worse than the results for the stock markets taken as a whole, depending on the type of securities in which the Fund invests. You could lose money by investing in the Fund.

All America Fund

Objective. The Fund attempts to outperform the S&P 500® Index, by investing in a diversified portfolio of primarily common stocks issued by U.S. companies.

Strategy. A portion of the Fund's assets is indexed and a portion is actively managed.

•  Approximately 60% of the Fund's assets are invested in the 500 common stocks included in the S&P 500® Index to replicate, to the extent practicable, the weightings of such stocks in the Index. The Fund also purchases futures contracts on the S&P 500® Index to invest cash prior to the purchase of common stocks.

•  Approximately 40% of the Fund's assets are actively managed by Mutual of America Capital Management Corporation ("the Adviser") with approximately 20% of the Fund's assets invested in large-cap stocks, approximately 10% of the Fund's assets invested in small- and mid-cap growth stocks and approximately 10% in small- and mid-cap value stocks.

•  Under normal circumstances, at least 80% of the Fund's assets will be invested in securities of U.S. companies. The Fund may invest in American Depositary Receipts ("ADRs"), which are U.S. dollar-denominated and represent the deposit with U.S. banks of the securities of foreign issuers.

Risks. An investment in the All America Fund is subject to market risk, futures risk and financial risk (see definitions below). The value of equity securities may fluctuate as a result of events that affect the issuers of such securities, changes in the financial condition of such issuers and events that affect the financial markets as a whole. Approximately 20% of the All America Fund's assets are invested in small- and mid-cap growth and value stocks, many of which trade over-the-counter, and this portion of its portfolio will have more market and financial risk and less liquidity than the portion invested in mid- and large capitalization stocks. Equity securities that trade over-the-counter may be more difficult to sell than equity securities that trade on a national securities exchange. In addition, value stocks may not be outperforming growth stocks at a given time or times and vice versa, which will result in lower performance during those periods of time to the extent that the Fund holds stocks of the style that is out of favor. See "Value and Growth Stocks". ADRs are subject to the risks of changes in currency or exchange rates (which impact the value of the issuer) and the difficulty of assessing economic or political trends in foreign countries.

•  The investment results for the Fund may be better or worse than the results for the stock markets taken as a whole, depending on the type of securities in which the Fund invests. You could lose money by investing in the Fund.

Mid-Cap Equity Index Fund

Objective. The Fund seeks investment results that correspond to the investment performance of the S&P MidCap 400® Index.

Strategy. The Fund invests substantially in the 400 common stocks included in the S&P MidCap 400 Index to replicate, to the extent practicable, the weightings of such stocks in the Index. The Fund purchases futures contracts on the S&P MidCap 400® Index to invest cash prior to the purchase of common stocks.

•  At least 80% of the Fund's assets are invested in securities included in the S&P MidCap 400® Index.

•  Stocks included in the S&P MidCap 400® Index are issued by companies with mid-sized market capitalizations (see definition below).

•  The average market capitalization of companies in the Index is around $2.6 billion (and will vary with market conditions), although companies in the Index may have significantly smaller or larger market capitalizations.

Risks. An investment in the Mid-Cap Equity Index Fund is subject to market risk and financial risk (see definitions below). The value of equity securities may fluctuate as a result of events that affect the issuers of such securities, changes in the financial condition of such issuers and events that affect the financial markets as a whole. Securities issued by companies with mid-sized market capitalizations generally trade in lower volumes and are subject to greater, less predictable price changes than the securities of companies with larger market capitalizations.

•  The investment results for the Fund may be better or worse than the results for the stock markets taken as a whole, depending on the type of securities in which the Fund invests. You could lose money by investing in the Fund.

Value and Growth Stocks

Value Stocks are stocks considered to be undervalued in the marketplace, taking into account the issuer's assets, earnings or growth potential. Growth Stocks are stocks considered to possess above average growth potential. Value stocks generally have above average dividends with prices that are considered low as compared with standard measures such as earnings and book value. Growth stocks generally have low dividends and higher prices relative to the standard measures. There are times when growth stocks outperform value stocks and when value stocks outperform growth stocks. A risk of choosing either style is that it will not continue to outperform the other style.

Market Capitalizations of Equity Issuers

Market capitalization refers to the aggregate market value of the equity securities that a company has issued. With respect to the Equity Index Fund and Mid-Cap Equity Index Fund, and the policies of the Small Cap Value Fund and Small Cap Growth Fund to invest at least 80% of their total assets in the type of securities suggested by its name, each Fund relies on the market capitalization ranges in its benchmark index at the time of purchase to define the range of market cap securities in which it will invest. See "Details about How Our Funds Invest and Related Risks" for current details about the market capitalizations of companies included in each Fund's benchmark index. The market capitalization ranges of companies included in each Index may vary from time to time. At December 31, 2007, the S&P 500® Index included large-cap companies with market capitalizations from $707 million up to $504.2 billion; the S&P MidCap 400® Index included mid-cap companies with market capitalizations from $446 million up to $12.4 billion; and the Russell 2000® Index included small-cap companies with market capitalizations from $27 million up to $8.7 billion. "S&P 500®" and "S&P MidCap 400®" are registered trademarks of The McGraw-Hill Companies, Inc., and "Russell 2000®" is a registered trademark of the Frank Russell Company. Generally, companies are considered to be large-cap if they have market capitalizations in excess of $15 billion; mid-cap if they have market capitalizations of between $2 billion and $15 billion; and small-cap if they have market capitalizations of less than $2 billion.

Small Cap Value Fund

Objective. The Fund seeks capital appreciation.

Strategy. The Fund invests primarily in value stocks.

Under normal circumstances, at least 80% of the Fund's assets are invested in small-cap value stocks. See "Market Capitalization of Equity Issuers". Securities issued by companies with small-sized market capitalizations generally are subject to greater, less predictable price changes than the securities of companies with larger market capitalizations.

•  The Fund invests in value stocks issued by companies the Adviser believes to be undervalued in the marketplace in relation to factors such as the company's assets, earnings or growth potential.

Risks. An investment in the Small Cap Value Fund is subject to market risk and financial risk (as defined on page 4). The value of equity securities may fluctuate as a result of events that affect the issuers of such securities, changes in the financial condition of such issuers and events that affect the financial markets as a whole. The Small Cap Value Fund has more market risk and financial risk than certain of the other stock funds of the Investment Company because it generally invests in small-cap value equity securities that often trade over-the-counter. In addition, value stocks may not be outperforming growth stocks at a given time or times, which will result in lower relative performance during those periods of time. See "Value and Growth Stocks".

•  The investment results for the Fund may be better or worse than the results for the stock markets taken as a whole, depending on the type of securities in which the Fund invests. You could lose money by investing in the Fund.

Small Cap Growth Fund

Objective. The Fund seeks capital appreciation.

Strategy. The Fund invests primarily in growth stocks.

Under normal circumstances, at least 80% of the Fund's assets are invested in small-cap growth stocks. See "Market Capitalization of Equity Issuers". Securities issued by companies with small-sized market capitalizations generally are subject to greater, less predictable price changes than the securities of companies with larger market capitalizations.

•  The Fund invests in growth stocks issued by companies the Adviser believes to possess above-average growth potential.

Risks. An investment in the Small Cap Growth Fund is subject to market risk and financial risk (as defined on page 4). The value of equity securities may fluctuate as a result of events that affect the issuers of such securities, changes in the financial condition of such issuers and events that affect the financial markets as a whole. The Small Cap Growth Fund has more market risk and financial risk than certain of the other stock funds of the Investment Company because it generally invests in small-cap growth equity securities that often trade over-the-counter. In addition, growth stocks may not be outperforming value stocks at a given time or times, which will result in lower relative performance during those periods of time. See "Value and Growth Stocks".

•  The investment results for the Fund may be better or worse than the results for the stock markets taken as a whole, depending on the type of securities in which the Fund invests. You could lose money by investing in the Fund.

Bond Fund

Objective. The Fund seeks current income, with preservation of shareholders' capital a secondary objective. The Fund's securities holdings will have an average maturity that varies according to the Adviser's view of current market conditions. The term "Bond" as used in this Prospectus means debt obligations and includes bonds, notes, debentures, zero coupon securities and mortgage-backed securities.

Strategy. The Fund invests primarily in publicly-traded, investment-grade debt securities seeking to achieve current income and to preserve shareholders' capital.

•  At least 80% of the Fund's assets are invested in Bonds.

•  The Fund invests in corporate, U.S. Government securities and U.S. Government agency securities, such as bonds, notes, debentures, zero coupon securities and mortgage-backed securities.

•  The Fund generally will invest a significant portion of its assets in U.S. Government securities, corporate obligations rated BBB and mortgage-backed securities and it is possible at any given time that certain corporate bonds in the Fund's portfolio can be below investment grade. Below investment grade securities are commonly referred to as "junk bonds."

•  The Adviser evaluates each security to be purchased and selects securities based in part on interest income to be generated.

Risks of Investing in Equity Securities

Market risk refers to how much the value of a security changes (volatility of price) when conditions in the securities markets change or the economic environment changes. Equity securities generally have greater price volatility than fixed income securities. Stocks of companies with smaller market capitalizations generally have more market risk and less liquidity than stocks of companies with larger market capitalizations. Securities that trade over-the-counter may be more difficult to sell than securities traded over a national securities exchange, and they can be less liquid as a result. Loss of money is a risk of investing in any of the Funds.

Financial (or credit) risk refers to the earning stability and overall financial soundness of an issuer of an equity security.

Futures risk refers to the risks that the securities, contracts, commodities or markets that are the subject of futures contracts may not perform the way that the portfolio managers expected them to perform, which could cause losses or the receipt of lower amounts of income than were anticipated.

Risks. An investment in the Bond Fund is subject to market risk (the risk of price changes due to changes in the securities markets or the economic environment), which includes changes in the overall level of interest rates. Interest rate increases usually cause a decline in the value of debt securities held by the Fund. Generally, the market risk for the Bond Fund increases as the average maturity of its securities holdings lengthens. Lower rated investment-grade debt securities are subject to a greater market risk than higher rated debt securities, with adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories. Mortgage-backed securities or certificates are subject to prepayment risk (shortening the term to maturity) when interest rates fall and to extension risk (lengthening the term to maturity) when interest rates rise. In the event that the Fund invests in foreign securities, foreign debt securities are subject to the risks of changes in currency or exchange rates (which impact the financial condition of the issuer), the difficulty of assessing economic or political trends in foreign countries and less liquidity and more price volatility than U.S. securities.

Mortgage-backed securities or certificates are subject to prepayment or extension risk when interest rates change. When interest rates fall, the underlying mortgages may be prepaid at a faster rate than previously assumed in pricing the mortgage-backed security, which would shorten the period to maturity. When interest rates rise, the underlying mortgages may be prepaid at a slower rate than previously assumed, which would lengthen the period to maturity. In periods of economic uncertainty, investors may favor U.S. government debt securities over debt securities of corporate issuers, in which case the value of corporate debt securities would decline in relation to the value of U.S. government debt securities. Zero coupon securities and discount notes do not pay interest, and they may fluctuate more in market value and be more difficult for a Fund to resell during periods of interest rate changes than comparable securities that pay interest in cash at regular intervals. For example, the Fund may lose a portion of the principal amount of a zero coupon security if it sells the security after an increase in interest rates.

An investment in the Bond Fund also involves financial or credit risk, which refers to the ability of the issuer of a security to pay principal and interest as they become due. Securities rated BBB or lower have more credit risk than higher-rated securities.

•  The investment results for the Fund may be better or worse than the results for the bond markets taken as a whole. You could lose money by investing in the Fund.

Money Market Fund

Objective. The Fund seeks current income and preservation of principal to the extent consistent with maintenance of liquidity, investment quality and stability of capital.

Strategy. The Fund invests in money market instruments that meet certain requirements.

•  The average maturity of the instruments the Fund holds will be short — 90 days or less.

•  The Fund will purchase only securities that are rated in one of the two highest rating categories by at least two rating agencies, with most securities rated in the highest category.

•  The Fund will diversify its investments, limiting holdings in the securities of any one issuer (except the U.S. Government or its agencies) to 5% of assets.

The Money Market Fund pays dividends of income earned on a semi-annual basis, rather than declaring dividends daily to maintain a stable net asset value of $1.00.

•  The Fund's net asset value will generally rise during six months as the Fund earns income, before dividends are paid.

•  The Fund's net asset value will decline when the Fund declares dividends and pays income to shareholders at the end of June and December each year.

Risks. An investment in the Money Market Fund has a small amount of market risk (the risk of price changes due to changes in the securities markets or the economic environment) and a small amount of financial risk (credit risk based on the earning stability and overall financial soundness of an issuer), because the Fund holds high quality securities with short terms to maturity. The Fund has a high level of current income volatility, because its securities holdings are short term and it reinvests at current interest rates as its holdings mature. Although the Fund seeks current income and preservation of principal within its guidelines, low market interest rates can result in risk to both of these objectives, particularly after fees and expenses of the Investment Company, its Adviser and distributor, are taken into account.

A shareholder's investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money invested in this Fund.

Annual Total Returns

The bar charts below show the annual return of each Fund for the past 10 years, or for the life of the Fund if it has not been operating for 10 years. A chart illustrates the risks of investing in a particular Fund by showing changes in the Fund's performance from year-to-year during the period, but a Fund's past performance does not necessarily indicate how it will perform in the future. You also may refer to "Average Annual Total Returns" below.

Next to each chart is the Fund's highest total return for any calendar quarter, called the best quarter, and the Fund's lowest total return for any calendar quarter, called the worst quarter. These returns are an indication of the volatility of a Fund's total returns.

The annual returns for the Small Cap Value and Small Cap Growth Funds are not shown below because these funds were not in operation during all of 2007, having commenced operations on May 1, 2007 and do not have annual returns for a full calendar year.

Equity Index Fund:

The Equity Index Fund began operations May 3, 1999

Best Quarter: 15.31% during the second quarter 2003

Worst Quarter: (17.25%) during the third quarter 2002

All America Fund:

The All America Fund began operations May 1, 1996

Best Quarter: 22.01% during the fourth quarter 1998

Worst Quarter: (17.26%) during the third quarter 2001

Mid-Cap Equity Index Fund:

The Mid-Cap Equity Index Fund began operations September 1, 2000

Best Quarter: 17.89% during the fourth quarter 2001

Worst Quarter: (16.52%) during the third quarter 2001

Bond Fund:

The Bond Fund began operations May 1, 1996

Best Quarter: 4.78% during the third quarter 1998

Worst Quarter: (2.65%) during the second quarter 2004

Money Market Fund:

The Money Market Fund began operations May 1, 1997

Best Quarter: 1.57% during the fourth quarter 2000

Worst Quarter: 0.21% during the third quarter 2003

Average Annual Total Returns (for periods ended December 31, 2007)

The table below shows average annual total returns of each Fund for the periods indicated, with after tax returns shown (for all Funds except the Money Market Fund) assuming that a shareholder (1) owned Fund shares during each entire period and (2) sold all Fund shares at the end of each period. Returns would have been lower without expense reimbursements provided by the Adviser. The table indicates the risks of investing in the Funds by comparing, for the same periods, each Fund's returns to the returns of a broad-based, unmanaged index or to Treasury Bills for the Money Market Fund. (The returns of the indexes and Treasury Bills do not reflect any management expenses or adjustments for the effect of taxes.) A Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

After tax returns shown below are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state or local taxes. Return after Taxes on Distributions and Sale of Fund Shares reflects taxes on Fund distributions and the tax impact of gains and losses recognized when Fund shares are sold.

After tax returns shown below are not applicable if you are a tax-exempt entity or hold your shares in any tax-deferred arrangement. Federal income tax rates for trusts and corporations are different than the individual marginal income tax rates used to calculate the after tax returns shown below. Your actual after tax returns will depend on your tax situation and may differ from the returns shown below.

Fund/Comparative Index(es)	Past One Year	Past Five Years*	Past Ten Years*	For Life of Fund
Equity Index Fund
Return before Taxes	5.74%	12.72%	N/A	2.45%
Return after Taxes on Distributions	4.40%	11.97%	N/A	1.80%
Return after Taxes on Distributions and Sales of Shares	4.63%	10.78%	N/A	1.75%
S&P 500® Index (1)	5.49%	12.83%	N/A	2.66%
All America Fund
Return before Taxes	4.62%	12.46%	5.22%	7.46%
Return after Taxes on Distributions	2.90%	11.43%	3.66%	5.75%
Return after Taxes on Distributions and Sales of Shares	4.26%	10.52%	3.95%	5.80%
S&P 500® Index (1)	5.49%	12.83%	5.91%	8.98%
Mid-Cap Equity Index Fund
Return before Taxes	7.80%	16.03%	N/A	7.36%
Return after Taxes on Distributions	5.75%	14.58%	N/A	6.32%
Return after Taxes on Distributions and Sales of Shares	6.88%	13.70%	N/A	6.07%
S&P MidCap 400® Index (2)	7.98%	16.20%	N/A	7.66%
Small Cap Value Fund
Return before Taxes	N/A	N/A	N/A	(9.52)%
Return after Taxes on Distributions	N/A	N/A	N/A	(9.98)%
Return after Taxes on Distributions and Sales of Shares	N/A	N/A	N/A	(6.18)%
Russell 2000 Value Index	N/A	N/A	N/A	(11.98)%
Small Cap Growth Fund
Return before Taxes	N/A	N/A	N/A	0.10%
Return after Taxes on Distributions	N/A	N/A	N/A	(0.03)%
Return after Taxes on Distributions and Sales of Shares	N/A	N/A	N/A	0.07%
Russell 2000 Growth Index	N/A	N/A	N/A	1.79%
Bond Fund
Return before Taxes	6.67%	4.17%	4.60%	5.13%
Return after Taxes on Distributions	5.03%	2.72%	2.56%	3.04%
Return after Taxes on Distributions and Sales of Shares	4.31%	2.71%	2.67%	3.09%
Lehman Brothers Aggregate Bond Index	6.96%	4.42%	5.97%	6.47%
Money Market Fund	5.12%	3.03%	3.67%	3.76%
7-day current yield for the period ended 12/31/07 was 4.24%
7-day effective yield (reflecting the compounding of interest) for the period ended 12/31/07 was 4.32%
Citigroup 3 month Treasury Bill Rate	4.74%	2.95%	3.62%	3.73%

  *  The All America and Bond Funds began operations on May 1, 1996; the Money Market Fund began operations on May 1, 1997; the Equity Index Fund began operations on May 3, 1999; the Mid-Cap Equity Index Fund began operations on September 1, 2000; and the Small Cap Value and Small Cap Growth Fund commenced operations on May 1, 2007.

(1)  The S&P 500® is the Standard & Poor's 500 Composite Stock Price Index, a market value-weighted index of the common stock prices of companies included in the S&P 500®.

(2)  The S&P MidCap 400® is the Standard & Poor's MidCap 400 Index, a market value-weighted index of 400 stocks issued by U.S. companies with medium market capitalizations.

(3)  The Russell 2000® is a market capitalization-weighted index of common stock prices of the smallest 2000 companies in the Russell 3000® (a broad index representing approximately 98% of the entire U.S. stock market). The Russell 2000 Growth® Index measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Value® Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

(4)  The Lehman Brothers Aggregate Bond Index is an index of U.S. government, corporate and mortgage-backed and asset-backed bond prices of investment grade bonds with maturities greater than one year and at least $150 million par amount outstanding.

(5)  The Citigroup 3-Month Treasury Bill Index is comprised of equal dollar amounts of 3-month Treasury bills purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new 3-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The yield curve average is the basis for calculating the return on the Index. The Index is rebalanced monthly by market capitalization.

    "S&P 500," "S&P MidCap 400" and "Russell 2000" are the trademarks of their respective owners.

Annual Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. Annual operating expenses are shown as a percentage of average net assets and are based on actual operating expenses incurred by the Fund (before reimbursement) in 2007.

	Equity Index Fund	All America Fund	Mid-Cap Equity Index Fund	Small Cap Value Fund	Small Cap Growth Fund	Bond Fund	Money Market Fund
Shareholder Fees**	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Annual Fund Operating expenses Expenses (expenses that are deducted from fund assets)
Management Fees	0.13%	0.50%	0.13%	0.87%	0.88%	0.45%	0.20%
Other Expenses	0.28	0.29	0.28	0.42	0.42	0.29	0.28
Total Annual Fund Operating Expenses	0.41%	0.79%	0.41%	1.29%	1.30%	0.74%	0.48%
Expense Reimbursement**	(0.28)	(0.29)	(0.28)	(0.42)	(0.42)	(0.29)	(0.28)
Net Expenses	0.13%	0.50%	0.13%	0.87%	0.88%	0.45%	0.20%

*  The Investment Company reserves the right to impose a wire transfer charge when a shareholder's redemption proceeds are less than $5,000.

**  The Adviser (see, "the Adviser") contractually agreed beginning as of April 1, 2002 to limit each Fund's total operating expenses (excluding taxes, brokerage commissions, extraordinary expenses and other fees related to Portfolio Transactions) to its investment management fees. This contractual obligation remains in effect for the year 2008 and will continue for each following calendar year unless the Adviser gives notice of termination to the Investment Company within two weeks before the next calendar year begins. The Adviser voluntarily limited the Funds' expenses since the inception of each Fund, prior to providing the contractual expense limitation commencing April 1, 2002.

Example:

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Example assumes for each Fund that:

•  you make an investment of $10,000,

•  you have a 5% annual return on your investment,

•  all dividends and distributions are reinvested,

•  Fund operating expenses during the periods shown are limited by the Adviser to the amount of the advisory fees only during year 1, and

•  you redeem all of your shares at the end of the periods shown.

Although your costs may be higher or lower, your cost based on these assumptions would be:

	1 Year	3 Years(1)	5 Years(1)	10 Years(1)
Equity Index Fund	$13	$104	$203	$500
All America Fund	$51	$225	$418	$989
Mid-Cap Equity Index fund	$13	$104	$203	$500
Small Cap Value Fund	$89	$374	$687	$1,620
Small Cap Growth Fund	$90	$377	$693	$1,633
Bond Fund	$46	$209	$389	$924
Money Market Fund	$20	$126	$243	$590

(1)  The expenses used in the example, other than for 1 Year, are shown in the table above without reimbursement of expenses by the Adviser.

MANAGEMENT OF THE FUNDS

The Advisory contract is renewed for one-year periods, as approved by the Board of Directors of the Investment Company. The Advisory contract has been renewed for the year 2008. Information regarding the basis for the approval of the contract renewal by the Board will be included in the semiannual report to shareholders for the period ending June 30, 2008.

The Adviser

Mutual of America Capital Management Corporation, 320 Park Avenue, New York, New York 10022-6839 (the Adviser or Capital Management) is the investment adviser for the Funds of the Investment Company. The Adviser has been managing the assets of Mutual of America Life Insurance Company's general account and funds of another registered investment company since 1993 and the funds of the Investment Company since its inception. The Adviser had total assets under management of approximately $9.4 billion at December 31, 2007. As Adviser, Capital Management:

•  places orders for the purchase and sale of securities,

•  engages in securities research,

•  makes recommendations to and reports to the Investment Company's Board of Directors,

•  provides certain administrative services for the Funds, and

•  provides the office space, facilities, equipment, material and personnel necessary to perform its duties.

For its investment management services, the Adviser receives compensation from each Fund at an annual rate of the Fund's net assets, calculated as a daily charge. These annual rates, which are applicable during 2008, are:

•  Equity Index Fund — .125%

•  All America Fund — .50%

•  Mid-Cap Equity Index Fund — .125%

•  Small Cap Value Fund — .85%

•  Small Cap Growth Fund — .85%

•  Bond Fund — .45%

•  Money Market Fund — .20%

The Adviser limits the expenses of each Fund, other than for brokers' commissions, extraordinary expenses, transfer taxes and other fees relating to portfolio transactions, to the amount of the investment advisory fee paid by the Fund to the Adviser. The Adviser's obligation was contractual beginning on April 1, 2002, and the Adviser may discontinue the expense limitation thereafter by written notice to the Fund given within the last two weeks of a calendar year. The contractual expense limitation remains in effect for 2008. The Adviser voluntarily limited the Funds' expenses since inception, prior to providing the contractual expense limitation commencing on April 1, 2002. See "Annual Fees and Expenses."

Portfolio Managers

The person(s) primarily responsible for the day-to-day management of the Funds' investment portfolios are listed below. No information is given for the Money Market Fund because of the type of investments it makes. The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Investment Company.

Thomas J. Dillman, Executive Vice President of the Adviser, joined the Adviser in August, 2003. Prior to joining the Adviser, Mr. Dillman was Director of Equity Research at Deutsche Bank, and prior to that he was head of research at State Street Research. He has approximately 27 years of investment management experience, with an emphasis on senior research roles. He has been managing the large cap portfolio of the All America Fund for approximately 3 years.

Andrew L. Heiskell, Executive Vice President of the Adviser, has more than 33 years of experience in selecting securities for, and managing, fixed-income portfolios. Mr. Heiskell has been employed by the Adviser since 1993. He has managed the Bond Fund since its inception, or approximately 12 years, and for the last 4 years as co-manager with Gary P. Wetterau.

Eleanor Innes, Second Vice President of the Adviser handles indexed investments. The indexed assets of the All America Fund are invested by a process which is supervised by Eleanor Innes who joined the Adviser in 2000 from Nikko Global Asset Management (USA), Inc. and has approximately 15 years of experience in the financial industry. For a significant portion of her first year at the Adviser, she was a marketing assistant. Thereafter, she has performed research and has assisted portfolio managers in managing equity funds, as well as overseeing the index funds' investment and performance. Ms. Innes has been responsible for the indexed portfolio of the All America Fund, and for the Equity Index Fund and the Mid-Cap Equity Index Fund for approximately 6 years.

Stephen J. Rich, Executive Vice President of the Adviser, joined the Adviser in February 2004 from his position as Vice President, Senior Portfolio Manager at J.P. Morgan Fleming Asset Management Inc. He has approximately 17 years of experience selecting securities for, and managing, equity portfolios. Mr. Rich was a portfolio manager at J.P. Morgan Fleming for 2 years prior to joining the Adviser where he was responsible for managing small cap portfolios. For the prior 2 years he was a Director of Citigroup Asset Management where he managed small and mid cap equities portfolios. He has managed the small cap value portfolio of the All America Fund for approximately 4 years. He has managed the Small Cap Value Fund for approximately one year, since its inception.

Marguerite Wagner, Executive Vice President of the Adviser joined the Adviser in 2005 from her position as Managing Director, Senior Portfolio Manager at Citigroup Asset Management. She has approximately 23 years of experience selecting securities for, and managing, equity portfolios. She has managed the small cap growth portfolio of the All America Fund for approximately 2 1/2 years. She has managed the Small Cap Growth Fund for approximately one year, since its inception.

Gary P. Wetterau, Executive Vice President of the Adviser, joined the Adviser in August 1995 from his position of Assistant Vice President and Portfolio Manager of M.D. Sass. He has over 20 years of experience in selecting securities for and managing fixed income portfolios. Mr. Wetterau has managed fixed income portfolios for the Adviser and currently manages mortgage-backed securities portfolios. He has served as co-manager of the Bond Fund for approximately 4 years.

All America Fund

The large cap segment of the All America Fund is managed by a team of research analysts overseen by Thomas J. Dillman, Executive Vice President of the Adviser, who makes all portfolio management decisions. The small cap value segment of the Fund is managed by Stephen J. Rich, Executive Vice President of the Adviser, and the small cap growth segment of the Fund is managed by Marguerite Wagner, Executive Vice President of the Adviser. The index portion of the Fund is overseen by Eleanor Innes, Second Vice President of the Adviser. Please see "Portfolio Managers" above for information about individual portfolio managers.

Mid Cap Equity Index Fund and Equity Index Fund

Eleanor Innes, Second Vice President of the Adviser, supervises the investment process for the assets of the Equity Index Fund and Mid Cap Equity Index Fund. Please see "Portfolio Managers" above for information about individual portfolio managers.

Small Cap Value Fund

The Small Cap Value Fund is managed by Stephen J. Rich, Executive Vice President of the Adviser. Please see "Portfolio Managers" above for information about individual portfolio managers.

Small Cap Growth Fund

The Small Cap Growth Fund is managed by Marguerite Wagner, Executive Vice President of the Adviser. Please see "Portfolio Managers" above for information about individual portfolio managers.

Bond Fund

Andrew L. Heiskell, Executive Vice President of the Adviser, establishes the fixed income investment strategy and oversees the day-to-day operations of the Bond Fund and the Mid-Term Bond Fund. Gary P. Wetterau, Executive Vice President of the Adviser, manages the mortgage-backed segment of each Fund. Please see "Portfolio Managers" above for information about individual portfolio managers.

DETAILS ABOUT HOW OUR FUNDS INVEST AND RELATED RISKS

Below is a discussion of the strategies the Funds currently follow to seek to achieve their investment objectives. If a Fund has an investment strategy of investing at least 80% of its assets in a particular class or type of security, the Investment Company will not change that strategy unless it gives at least 60 days' notice to shareholders. See also "Summary of How Our Funds Invest", above.

Investment Objectives and Strategies

Equity Index Fund: The investment objective of the Equity Index Fund is to provide investment results that correspond to the performance of the S&P 500® Index.

The Fund seeks to achieve its objective primarily by:

•  Purchasing shares of the 500 common stocks that are included in the S&P 500® Index.

•  At least 80% of the Fund's assets are invested in securities included in the S&P 500® Index.

•  Stocks are selected in the order of their weightings in the S&P 500® Index, beginning with the heaviest weighted stocks.

•  The percentage of the Fund's assets invested in each of the selected stocks is approximately the same as the percentage the stock represents in the S&P 500® Index.

•  The Fund attempts to be fully invested at all times, to the extent practicable, in the stocks that comprise the S&P 500® Index.

•  Purchasing futures contracts on the S&P 500® Index and options on futures contracts on the S&P 500® Index to invest cash prior to the purchase of common stocks, in an attempt to have the Fund's performance more closely correlate with the performance of the S&P 500® Index.

The Adviser uses a computer program and other information to determine which stocks are to be purchased or sold to more closely follow the S&P 500® Index. From time to time, the Fund makes adjustments in its portfolio (rebalances) because of changes in the composition of the S&P 500® Index or in the valuations of the stocks within the Index relative to other stocks within the Index.

The Fund's investment performance may not precisely duplicate the performance of the S&P 500® Index, due to cash flows in and out of the Fund and investment timing considerations. The Fund also pays investment advisory expenses that are not applicable to an unmanaged index such as the S&P 500® Index.

The Fund's ability to duplicate the performance of the S&P 500® Index depends to some extent on the size of the Fund's portfolio. Mutual of America Life Insurance Company ("Mutual of America"), the indirect parent corporation of the Adviser, currently intends to maintain an investment in the Fund, if necessary so that the Fund's assets are at least $15 million at any time.

Mutual of America had no investment in the Fund as of December 31, 2007.

Standard & Poor's ("S&P") does not sponsor, endorse, sell or promote the Equity Index Fund, All America Fund or Mid-Cap Equity Index Fund. "Standard & Poor's®," "S&P®," the "S&P 500 Index®" and the "S&P MidCap 400 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Investment Company's Adviser. Standard & Poor's has no obligation or liability for the sale or operation of the Equity Index Fund, All America Fund or Mid-Cap Equity Index Fund and makes no representation as to the advisability of investing in the Funds.

All America Fund: The investment objective of the All America Fund is to outperform the S&P 500® Index by investing in a diversified portfolio of primarily common stocks.

At least 65% of the All America Fund's total assets will be invested in equity securities under normal market conditions. The issuers of at least 80% of the Fund's total assets will be United States corporations or entities.

Indexed Assets. The Fund invests approximately 60% of its assets to provide investment results that correspond to the performance of the S&P 500 Index. This portion of the All America Fund is called the "Indexed Assets". The Fund invests Indexed Assets in the 500 common stocks included in the S&P 500® Index and in futures contracts on the S&P 500® Index. The Fund attempts to match the weightings of stocks in the Indexed Assets with the weightings of those stocks in the S&P 500® Index, and it periodically rebalances the Indexed Assets to maintain those weightings.

The Fund's ability to duplicate the performance of the S&P 500® Index depends to some extent on the size of the Fund's portfolio. Mutual of America currently intends to maintain an investment in the Fund so that the Fund's assets are at least $15 million at any time.

Mutual of America's investment in the Fund was approximately $23.8 million as of December 31, 2007. When Mutual of America redeems all or any portion of its investment in the Fund, it is anticipated that the Fund will sell portfolio securities to meet the redemption request. As a consequence, the Fund may realize investment gains (or losses) that will be included in the next annual distribution to shareholders. See "Shareholder Taxation".

Active Assets. The Fund invests approximately 40% of its assets to seek to achieve a high level of total return, through both appreciation of capital and, to a lesser extent, current income, by means of a diversified portfolio of primarily common stocks with a broad exposure to the market. The Adviser actively manages this portion of the All America Fund, which is called the "Active Assets".

If the Adviser actively trades the Fund's portfolio securities, the Fund will incur higher transaction costs, which may reduce investment performance. In addition, the Fund may realize capital gains that are distributed to shareholders and may be taxable.

The Adviser periodically rebalances assets in the All America Fund to retain the approximate 60%/40% relationship between Indexed Assets and Active Assets, based on then current market values. The Fund tries to maintain the Active Assets, to the extent possible, invested approximately one-half in growth stocks and one-half in value stocks.

Small, Mid- and Large Capitalization Value Stocks. The Adviser generally invests in stocks that it considers undervalued and with the potential for above average investment returns. Companies with small market capitalizations whose stocks the Adviser selects may have limited Wall Street research coverage and low institutional ownership, which may make the stocks more difficult to sell in certain market conditions.

•  The Adviser seeks securities that it believes have a depressed valuation compared to their previous valuations or compared to a universe of peer companies. The Adviser identifies such securities primarily through consideration of actual and expected earnings and cash flow.

•  Stocks issued by companies with large market capitalizations generally will have lower than average price volatility and low price/earning ratios, and generally will have current yields greater than the average of the S&P 500®.

Small, Mid- and Large Capitalization Growth Stocks. The Adviser invests in stocks that it considers to be fundamentally sound with the potential for above average earnings growth and long-term capital appreciation. Companies with small market capitalizations whose stocks the Adviser selects may have limited Wall Street research coverage and low institutional ownership, which may make the stocks more difficult to sell in certain market conditions.

•  The securities of these companies often are traded in the over-the-counter market.

•  The securities at the time of purchase usually will be issued by companies that have market capitalizations not larger than the capitalization of the largest company in the Russell 2500® Index.

The Adviser at times actively trades the securities in its portion of the All America Fund, depending on market conditions.

The Adviser uses a bottom-up approach in selecting stocks for its portion of the Fund, placing primary emphasis on evaluating each issuer of securities through in-house analysts before making an investment and less emphasis on changes in the economy or the industry in which the issuer operates.

Mid-Cap Equity Index Fund: The investment objective of the Mid-Cap Equity Index Fund is to provide investment results that correspond to the performance of the S&P MidCap 400® Index.

The Fund seeks to achieve its objective primarily by:

•  Purchasing shares of the 400 common stocks that are part of the S&P MidCap 400® Index.

•  Stocks are selected in the order of their weightings in the S&P MidCap 400® Index, beginning with the heaviest weighted stocks.

•  The percentage of the Fund's assets invested in each of the selected stocks is approximately the same as the percentage the stock represents in the S&P MidCap 400® Index.

•  The Fund attempts to be fully invested at all times, to the extent practicable, in the stocks that comprise the S&P MidCap 400® Index.

•  Purchasing futures contracts on the S&P MidCap 400® Index and options on futures contracts on the S&P 400® Index to invest cash prior to the purchase of common stocks, in an attempt to have the Fund's performance more closely correlate with the performance of the S&P MidCap 400® Index.

The Adviser uses a computer program and other information to determine which stocks are to be purchased or sold to more closely follow the S&P MidCap 400® Index. From time to time, the Fund makes adjustments in its portfolio (rebalances) because of changes in the composition of the S&P MidCap 400® Index or in the valuations of the stock within the Index relative to other stocks within the Index.

There is a risk that the Fund's investment performance may not precisely duplicate the performance of the S&P MidCap 400® Index, due to cash flows in and out of the Fund and investment timing considerations. The Fund also pays investment advisory expenses that are not applicable to an unmanaged index such as the S&P MidCap 400® Index.

The Fund's ability to duplicate the performance of the S&P MidCap 400® Index depends to some extent on the size of the Fund's portfolio. Mutual of America currently intends to maintain an investment in the Fund so that the Fund's assets are at least $15 million at any time.

Mutual of America's investment in the Fund was approximately $36.1 million as of December 31, 2007. When Mutual of America redeems all or any portion of its investment in the Fund, it is anticipated that the Fund will sell portfolio securities to meet the redemption request. As a consequence, the Fund may realize investment gains (or losses) that will be included in the next annual distribution to shareholders. See "Shareholder Taxation".

Small Cap Value Fund: The investment objective of the Small Cap Value Fund is capital appreciation.

The Fund invests in value stocks. At least 85% of the Small Cap Value Fund's total assets will be invested in equity securities under normal market conditions and at least 80% of the Fund's total assets will be invested in small cap value stocks.

•  The Fund invests in value stocks issued by companies with small-sized market capitalizations the Adviser believes to be undervalued in the marketplace in relation to factors such as the company's assets, earnings or growth potential.

The Adviser uses a "bottom-up" approach in selecting stocks for the Fund, placing primary emphasis on evaluating an issuer of securities before purchasing those securities for the Fund, and less emphasis on possible changes in the general economy or the industry in which the issuer operates. The Adviser continually reviews the universe of companies with small market capitalizations to identify securities with value characteristics that meets its requirements. In evaluating an individual security, the Adviser determines the security's valuation relative to other securities in the same sector or industry.

Some of the stocks the Fund purchases have small market capitalizations and may be traded over-the-counter instead of on an exchange. During different market cycles, value stocks may be out of favor with investors and may have more market risk (price volatility) than other categories of stocks.

Mutual of America's investment in the Fund was approximately $1.8 million as of December 31, 2007. When Mutual of America redeems all or any portion of its investment in the Fund, it is anticipated that the Fund will sell portfolio securities to meet the redemption request. As a consequence, the Fund may realize investment gains (or losses) that will be included in the next annual distribution to shareholders. See "Shareholder Taxation".

Small Cap Growth Fund: The investment objective of the Small Cap Growth Fund is capital appreciation.

The Fund invests in growth stocks. At least 85% of the Small Cap Growth Fund's total assets will be invested in equity securities under normal market conditions and at least 80% of the Fund's total assets will be invested in small cap growth stocks.

•  The Fund invests in growth stocks issued by companies with small-sized market capitalizations the Adviser believes to possess above-average growth potential.

The Adviser uses a "bottom-up" approach in selecting stocks for the Fund, placing primary emphasis on evaluating an issuer of securities before purchasing those securities for the Fund, and less emphasis on possible changes in the general economy or the industry in which the issuer operates. The Adviser continually reviews the universe of companies with small market capitalizations to identify securities with growth characteristics that meets its requirements. In evaluating an individual security, the Adviser determines the security's valuation relative to other securities in the same sector or industry.

Some of the stocks the Funds purchases have small market capitalizations and may be traded over-the-counter instead of on an exchange. During different market cycles, growth stocks may be out of favor with investors and may have more market risk (price volatility) than other categories of stocks.

Mutual of America's investment in the Fund was approximately $2.0 million as of December 31, 2007. When Mutual of America redeems all or any portion of its investment in the Fund, it is anticipated that the Fund will sell portfolio securities to meet the redemption request. As a consequence, the Fund may realize investment gains (or losses) that will be included in the next annual distribution to shareholders. See "Shareholder Taxation".

Bond Fund: The primary investment objective of the Bond Fund is to provide a high level of current income. A secondary objective is preservation of shareholders' capital.

The average maturity of the debt securities held by the Bond Fund will vary according to market conditions and the stage of the interest rate cycle. The Fund's Adviser anticipates that the average maturity of the Fund's securities holdings will be between five and ten years.

The Fund invests in Bonds, which have a maturity of at least one year, and in short term fixed income securities. At least 80% of the Fund's assets are invested in investment grade debt obligations issued by U.S. corporations or issued by the U.S. Government or its agencies.

•  The Fund invests in various types of debt securities, including bonds, mortgage-backed securities, zero coupon securities and asset-backed securities, with ratings that range from AAA to BBB at the time of purchase.

•  The percentage of the Fund's portfolio invested in particular types of securities will vary, depending on market conditions and the Adviser's assessment of the income and returns available from corporate securities in relation to the risks of investing in other types of fixed-income securities.

•  At December 31, 2007, the Bond Fund's assets were invested approximately 41% in corporate debt securities, 9% in U.S. Government securities and 49% in U.S. Government agency securities, including 40% in mortgage-backed securities. At that date the Fund had 24% of its net assets in obligations rated AAA to A, approximately 24% in corporate obligations rated BBB, and 5% in corporate obligations rated below investment grade or unrated.

•  The Fund may invest in foreign securities.

The Adviser uses a "bottom-up" approach in selecting debt securities for the Fund. This means that the Adviser places primary emphasis on evaluating an issuer of securities before making an investment, and less emphasis on possible changes in the economy or the industry in which the issuer operates. The Adviser's approach generally is to purchase securities for income. In selecting an individual security, it reviews historical financial measures and considers the price and yield relationship to other securities to determine a proper relative value for the security. The Fund may hold securities that have been downgraded when the Adviser considers the securities to be undervalued due to factors such as lack of liquidity or uncertainty in the marketplace.

The Fund generally purchases and sells securities without attempting to anticipate interest rate changes. The Adviser may sell a security that it considers to have become overvalued relative to alternative investments, and reinvest in an alternative security.

Mutual of America's investment in the Fund was approximately $8.1 million as of December 31, 2007. When Mutual of America redeems all or any portion of its investment in the Fund, it is anticipated that the Fund will sell portfolio securities to meet the redemption request. As a consequence, the Fund may realize investment gains (or losses) that will be included in the next annual distribution to shareholders. See "Shareholder Taxation".

Money Market Fund: The investment objective of the Fund is to realize current income to the extent consistent with the maintenance of liquidity, investment quality and stability of capital.

In selecting specific investments for the Fund, the Adviser seeks securities or instruments with the highest yield or income that meet the following requirements.

•  The Fund invests only in money market instruments and other short-term debt securities, including commercial paper issued by U.S. corporations and in U.S. Government and U.S. Government agency securities. At December 31, 2007, 49% of the Fund's assets were invested in commercial paper and 51% in U.S. Government agency discount notes.

•  All of the securities the Fund purchases have a rating in one of the two highest rating categories from at least two nationally recognized rating agencies, and substantially all (at least 95%) have a rating in the highest category from at least two of these rating agencies.

•  At the time of purchase, a security must mature in 13 months or less (or 25 months for U.S. Government securities). The dollar-weighted average maturity of the Fund's securities must be 90 days or less.

•  The Fund will not invest more than 5% of its total assets in the securities of any one issuer, other than U.S. Government or agency securities.

The Fund does not maintain a stable net asset value. Income the Fund earns on its portfolio holdings increases the Fund's net asset value per share until the Fund declares a dividend. The Fund declares a dividend of net investment income at least semi-annually, and the Fund's net asset value per share declines as a result of the distribution to its shareholders.

The Fund uses the amortized cost method of valuing securities that have a remaining term to maturity of 60 days or less. Because the Fund uses market value for securities that mature in more than 60 days, the Fund does not invest more than 20% of its assets in these securities, to limit the possibility of a decline in the Fund's net asset value.

An investment in the Fund has little market or financial risk but a relatively high level of current income volatility, because its portfolio holdings are high quality instruments that have a short time to maturity. Investments in the Money Market Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other U.S. Government agency. Although the Fund seeks current income and preservation of principal, within its guidelines, low market interest rates can result in risk to both of these objectives, particularly after fees and expenses of the Investment Company, its Adviser and distributor are taken into account. It is possible to lose money invested in this Fund.

Mutual of America's investment in the Fund was approximately $1.7 million as of December 31, 2007. When Mutual of America redeems all or any portion of its investment in the Fund, it is anticipated that the Fund will sell portfolio securities to meet the redemption request. As a consequence, the Fund may realize investment gains (or losses) that will be included in the next annual distribution to shareholders. See "Shareholder Taxation".

Risks of Investing in a Stock Fund

When you invest in a stock fund, you should consider that:

•  The fund is subject to market risk — the value of your investment will go up or down, depending on movements in the stock markets. As a result, you may lose money from your investment, or your investment may increase in value.

•  The investment results for a particular Fund may be better or worse than the results for the stock markets taken as a whole, depending on the type of securities in which the Fund invests.

•  The investment results for a particular Fund may be better or worse than the results of other funds that invest in the same types of securities. In other words, stock selection by a Fund's investment adviser(s) will impact the Fund's performance.

•  The prices and investment performance of stocks that are issued by companies with smaller market capitalizations may fluctuate more than the prices and investment performance of stocks that are issued by companies with larger market capitalizations.

•  A Fund may have more difficulty selling a small capitalization stock or any stock that trades "over-the-counter", as compared to larger capitalization stocks or stocks that trade on a national or regional stock exchange.

•  Value stocks and growth stocks usually have different investment results, and either investment style may become out of favor with stock investors at a given time.

•  American Depositary Receipts (ADRs), which are U.S. dollar-denominated and represent the deposit with U.S. banks of the securities of foreign issuers, are subject to the risks of changes in currency or exchange rates (which impact the value of the issuer) and the difficulty of assessing economic or political trends in foreign countries.

Risks of Investing in a Bond Fund

When you invest in a bond fund, you should consider that:

•  The fund has market risk — the value of your investment will go up or down depending on movements in the bond markets. As a result, you may lose money from your investment, or your investment may increase in value.

•  The investment results for a particular Fund may be better or worse than the results for the comparable bond market taken as a whole, depending on the type of debt securities in which the Fund invests.

•  The investment results for a particular Fund may be better or worse than the results of other funds that invest in the same types of securities. In other words, security selection by a Fund's investment adviser will impact the Fund's performance.

•  Changes in prevailing interest rates usually will impact the value of debt securities. The longer the time period before the security matures (or is expected to be redeemed), the more impact interest rate changes will have on the price of the bond. When interest rates rise, the prices of outstanding debt securities tend to fall. When interest rates fall, the prices of outstanding debt securities tend to rise.

•  Mortgage-backed securities or certificates are subject to prepayment or extension risk when interest rates change. When interest rates fall, the underlying mortgages may be prepaid at a faster rate than previously assumed in pricing the mortgage-backed security, which would shorten the period to maturity. When interest rates rise, the underlying mortgages may be prepaid at a slower rate than previously assumed, which would lengthen the period to maturity.

•  In periods of economic uncertainty, investors may favor U.S. government debt securities over debt securities of corporate issuers, in which case the value of corporate debt securities would decline in relation to the value of U.S. government debt securities.

•  Zero coupon securities and discount notes do not pay interest, and they may fluctuate more in market value and be more difficult for a Fund to resell during periods of interest rate changes than comparable securities that pay interest in cash at regular intervals. For example, the Fund may lose a portion of the principal amount of a zero coupon security if it sells the security after an increase in interest rates.

•  Unrated securities or securities rated below investment grade may be subject to a greater market risk than higher rated (lower yield) securities. Since lower rated and unrated securities are generally issued by corporations that are not as creditworthy or financially secure as issuers of higher rated securities, there is a greater risk that issuers of lower rated (higher yield) securities will not be able to pay the principal and interest due on such securities, especially during periods of adverse economic conditions.

•  Foreign debt securities are subject to the risks of changes in currency or exchange rates (which impact the financial condition of the issuer), the difficulty of assessing economic or political trends in foreign countries and less liquidity and more price volatility than U.S. securities.

•  The prices of debt securities may be subject to significant volatility, and volatility has generally increased in recent years.

Specific Investments or Strategies, and Related Risks

This section provides additional information about certain of the investment strategies used by the Funds.

Options and Futures Contracts

Investment Strategies. All of the Funds (other than the Money Market Fund) may purchase and sell put and call options, futures contracts and options on futures contracts. Depending on the types of securities in which a Fund invests, the contracts relate to fixed-income securities (including U.S. Government and agency securities), equity securities or indexes of securities. All contracts must relate to U.S. issuers or U.S. stock indexes.

A put option on a security gives the Fund the right to sell the security at a certain price. The purchase of a put option on a security protects the Fund against declines in the value of the security. A Fund may buy a put option contract on a security only if it holds the security in its portfolio.

A call option on a security gives the Fund the right to buy the security at a certain price. The purchase of a call option on a security protects the Fund against increases in the value of the security that it is considering purchasing. A Fund may sell a call option contract on a security only if it holds the security in its portfolio (a covered call).

A Fund may use futures contracts, or options on futures contracts, to protect against general increases or decreases in securities' prices:

•  When a Fund anticipates a general decrease in the market value of portfolio securities, it may sell futures contracts. If the market value falls, the decline in the Fund's net asset value may be offset, in whole or in part, by corresponding gains on the futures position.

•  When a Fund anticipates a general increase in the cost of fixed-income securities or stocks to be acquired in the future, the Fund may purchase futures contracts on fixed-income securities or stock indexes. If the hedging transaction is successful, the increased cost of securities subsequently acquired may be offset, in whole or in part, by gains on the futures position.

Risks from Options and Futures Contracts. Risks to a Fund in options and futures transactions include the following:

•  The securities held in a Fund's portfolio may not exactly duplicate the security or securities underlying the options, futures contracts or options on futures contracts traded by the Fund, and as a result the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index, securities or debt obligation.

•  A Fund purchasing an option may lose the entire amount of the premium plus related transaction costs.

•  If a Fund has written a covered call option and the price of the underlying security increases sufficiently, the option may be exercised. The Fund will be required to sell the security at a price below current market value, with the loss offset only by the amount of the premium the Fund received from writing the option.

•  Loss of principal invested is possible under certain circumstances.

Redeemable Securities

An issuer of debt securities, often has the right after a period of time to redeem (call) securities prior to their stated maturity date, either at a specific date or from time to time. When interest rates rise, an issuer of debt securities generally is less likely to redeem securities that were issued at a lower interest rate, or for a lower amount of original issue discount in the case of the zero coupon securities. In such instance, the period until redemption or maturity of the security may be longer than the purchaser initially anticipated, and the market value of the debt security may decline. If an issuer redeems a security when prevailing interest rates are relatively low, a Fund may be unable to reinvest proceeds in comparable securities with similar yields.

Mortgage-Backed Securities

The Bond Fund, as well as the All America Fund, may invest in mortgage-backed securities. These securities represent interests in pools of mortgage loans, or they may be collateralized mortgage obligations secured by pools of mortgage loans ("CMOs"). Holders of mortgage-backed securities receive periodic payments that consist of both interest and principal from the underlying mortgages.

Some mortgage-backed securities are issued by private corporations. Mortgage-backed securities also include securities guaranteed by the Government National Mortgage Association ("Ginnie Maes"), securities issued by the Federal National Mortgage Association ("Fannie Maes"), participation certificates issued by the Federal Home Loan Mortgage Corporation ("Freddie Macs"). The timely payment of principal and interest is backed by the full faith and credit of the U.S. Government ('full faith and credit") in the case of Ginnie Maes, but Fannie Maes and Freddie Macs are not full faith and credit obligations.

Risks from Mortgage-Backed Securities. Characteristics of underlying mortgage pools vary, and it is not possible to precisely predict the realized yield or average life of a particular mortgage-backed security, because of the principal prepayment feature inherent in the security. In addition, terms and features of some underlying mortgages may increase the likelihood of defaults by borrowers due to declining collateral values, inability of borrowers to make scheduled payments upon interest rate resets and other factors.

•  A decline in interest rates may lead to increased prepayment of the underlying mortgages, and the securityholder may have to reinvest proceeds received at lower yields. Unscheduled or early payments on the underlying mortgages may shorten the effective maturity of a mortgage-backed security and could negatively affect the yield and price of the security.

•  An increase in interest rates may lead to prepayment of the underlying mortgages over a longer time period than was assumed when the mortgage-backed security was purchased, and the securityholder may not receive payments to reinvest at higher rates of return. Delay in payments on the underlying mortgages may lengthen the effective maturity of the security and could negatively affect the price and yield of the security.

•  Mortgage-backed securities issued by private corporations generally will have more credit risk than securities issued by U.S. Government agencies. Freddie Mac and Fannie Mae mortgage-backed securities, which are not full faith and credit obligations, may have more credit risk than Ginnie Mae securities.

Disclosure of Portfolio Securities Information

A description of the Investment Company's policies and procedures with respect to the disclosure of the Investment Company's portfolio securities is available in the Statement of Additional Information. See the back cover for information on how to obtain a copy of the Statement of Additional Information which is available on the Fund's website: http://www.institutionalfunds.com.

INFORMATION ABOUT FUND SHARES

Pricing of Funds' Shares

The purchase or redemption price of a Fund share is equal to its net asset value ("NAV") that we next calculate after we receive the purchase or redemption order.

A Fund's net asset value per share is equal to the sum of the value of the securities it holds plus any cash or other assets (including accrued interest and dividends), minus all liabilities (including accrued expenses) divided by the number of shares outstanding. The Adviser calculates a Fund's net asset value as of the close of trading on the New York Stock Exchange on each day the New York Stock Exchange is open for trading (a "Valuation Day"). The Exchange usually closes at 4:00 p.m. Eastern Time but sometimes closes earlier.

•  In determining a Fund's net asset value, the Adviser uses market value.

•  If a money market security has a remaining maturity of 60 days or less, the Adviser will use the amortized cost method of valuation to approximate market value (the Adviser assumes constant proportionate amortization in value until maturity of any discount or premium).

•  If there are any equity or debt securities or assets for which market quotations are not readily available, the Adviser will use fair value pricing, as determined in good faith by, or under the direction of, the Board of Directors of the Investment Company.

Fair Value Pricing. The Investment Company strictly complies with Rule 22c-1 of the Investment Company Act of 1940 in calculating the net asset value of its shares each business day. A daily pricing routine is followed, which contains controls to ensure that all prices are properly obtained and recorded in conjunction with a computer program. Prices are obtained from Bloomberg for equities and from FT Interactive Data for fixed income securities. In the event that a price is missing from the automatic data transmission, it is obtained from these sources manually. In the unusual event that Bloomberg or FT Interactive cannot supply a price, a secondary pricing source approved in advance by the Investment Company's Board of Directors is used. In the event that the secondary source cannot supply a price, then fair value pricing is used. All prices are reviewed for reasonableness by the Finance Division Pricing Unit of the Insurance Company, pursuant to an agreement with the Adviser. In the event that the pricing unit disagrees with the primary and secondary pricing sources' price determinations, or there is a material occurrence which is reasonably likely to have a substantial effect on the prices received from the pricing sources mentioned above or the net asset value calculated from all prices received by the Investment Company, fair value pricing will be applied to arrive at a correct price or net asset value as the case may be. Fair Value is determined by a Valuation Committee appointed by the Investment Company's Board of Directors. The effects of using fair value pricing are to conform the prices recorded and utilized by the Investment Company in determining its net asset value to the amounts that the Investment Company reasonably views as accurate. When Fair Value Pricing takes place, the prices of the securities in a portfolio that are used in creating its net asset value may differ from published or quoted prices for the same securities.

Purchases of Fund Shares

Only institutional investors may purchase Fund shares. Institutional investors primarily include endowments, foundations, corporations, not-for-profit corporations, municipalities and other public entities, and trusts. There is no sales charge for the purchase of Fund shares.

Mutual of America Securities Corporation, 320 Park Avenue, New York, New York 10022-6839 (the Distributor), is the principal underwriter and distributor of Fund shares. The Distributor has field offices throughout the United States for the offering and sale of shares of the Investment Company's Funds.

A shareholder must pay the purchase amount by wire transfer of Federal Funds. Wire transfers for purchases should be made on any day on which the Investment Company, Federal Reserve Bank of New York and the Investment Company's custodian and transfer agent are open and the New York Stock Exchange is open. For example, if a wire transfer is made on a day the New York Stock Exchange is closed but the Investment Company's transfer agent is open (such as Good Friday), the purchase will be effective as of the next Valuation Day (see definition under "Pricing of Funds' Shares" above).

Initial purchases must be in at least the amount of $25,000 and each subsequent investment must be at least $5,000. The Investment Company reserves the right to reject any purchase order, to increase or decrease the minimum required initial and subsequent investments and to waive the minimum for an initial investment or for subsequent investments.

Breakpoint Discounts

Since the Investment Company does not charge front end or back end sales charges, there are no breakpoint discounts.

Redemptions of Fund Shares

A shareholder at any time may redeem (sell) shares of the Fund(s) that the shareholder owns. There is no deferred sales charge when a shareholder redeems shares of the Funds.

If a shareholder's redemption order is received by the close of the New York Stock Exchange trading, generally 4:00 p.m. Eastern Time on a Valuation Day (see definition under "Pricing of Funds' Shares"), the redemption proceeds usually will be transmitted on a trade date-plus-one basis (the next Valuation Day). Wire Transfers of redemption proceeds cannot be made on days the transfer agent is closed. See "Wire Transfer Days" under "How to Purchase Shares of the Funds".

We pay redemption proceeds normally within seven days of receipt of the redemption request, unless the Investment Company suspends or delays payment of redemption proceeds as permitted in accordance with SEC regulations.

A shareholder will receive redemption proceeds in cash deposited to its bank account via wire transfer, except that the Investment Company reserves the right to redeem shares by the delivery, in whole or in part, of readily marketable securities instead of cash when a shareholder's redemption proceeds total more than 10% of the net asset value of a Fund.

The Investment Company reserves the right to redeem, upon not less than 30 days' written notice, all shares in a shareholder's Fund account when the aggregate value of the shares is less than $5,000, even if the account balance has fallen below $5,000 due to a decline in the value of Fund shares.

Exchanges of Fund Shares

A shareholder may exchange shares of one Fund for shares of another Fund. An exchange is the redemption of the shares from one Fund and the application of the redemption proceeds to the immediate purchase of shares of another Fund on a Valuation Day.

The Investment Company may terminate or modify the terms of the exchange privilege upon 30 days' written notice to shareholders. The Investment Company may refuse to implement the purchase side of any exchange request that it concludes is based on a market timing or asset allocation strategy if the Investment Company determines the exchange would be disruptive to a Fund. See "Frequent Purchases and Redemptions of Fund Shares."

How to Purchase Shares of the Funds

In order to comply with Federal laws and regulations to prevent the funding of terrorism and money laundering activities, we may refuse to accept funds or issue shares or effect subsequent transactions, including accepting additional purchases. These actions will be taken at our sole discretion or when we are required or compelled to do so by a government authority or applicable law.

Application:  A prospective purchaser must complete an application, including any required resolutions, as described in the application. You may obtain additional applications by calling the Investment Company at 1-800-914-8716.

Application Delivery:  A prospective purchaser must deliver a completed application to a registered representative of the Distributor. Registered representatives are employees of Mutual of America Life Insurance Company.

Application Approval:  After the Investment Company and Distributor have approved an application, the registered representative (or the Investment Company) will notify the prospective purchaser that the account has been established and that the purchaser may transmit the initial purchase amount.

Minimum Purchase:  A shareholders' initial purchase must total at least $25,000, and subsequent purchases must total at least $5,000.

Wire Transfer of Funds:  An investor must send all purchase amounts by wire transfer of Federal Funds to the Investment Company's account at its transfer agent, on a day the New York Stock Exchange is open for trading and banks are open for wires. Your bank may charge you a fee for the wire transfer. Your bank should wire funds according to these instructions:

State Street Bank and Trust Company
Boston, Massachusetts 02101
ABA #011-000028
BNF = AC-49097181, Mutual Funds F/B/O Mutual of America

OBI = Purchaser:		Acct. No.: [required]
$	to Equity Index Fund	$	to All America Fund

$	to Mid-Cap Equity	$	to Small Cap Growth Fund

Index Fund

$	to Small Cap Value Fund	$	to Bond Fund

$	to Money Market Fund

  We have the right to return your funds to you if the transfer agent does not have sufficient information to assure the correct processing of the funds or if your application has not yet been approved. You must include your account number for proper processing. We will require compliance with the USA Patriot Act of 2001 and rules & regulations relating thereto.

Receipt of Order:  Wire transfer funds received by the Investment Company in its account at its transfer agent prior to 4:00 p.m. Eastern Time on a Valuation Day will be considered received that day. Purchase amounts received after 4:00 p.m. Eastern Time will be considered received on the next Valuation Day. The 4:00 p.m. Eastern Time deadline may be earlier to coincide with an earlier close of trading on the New York Stock Exchange.

Wire Transfer Days:  Wire transfers for the purchase of Fund shares can be made on days when banks (including the transfer agent) and the New York Stock Exchange are open for business. Wire transfers cannot be made on Saturdays and Sundays, and holidays such as Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, Christmas Day and New Year's Day.

How to Place a Redemption or Exchange Order

Who May Give an Order:  Only a shareholder's authorized person using a Personal Identification Number (PIN) that we have assigned may place a redemption order or exchange order. A shareholder must list authorized persons in the initial application to purchase Fund shares, in an amended application, or in another written form that is acceptable to the Investment Company.

Orders by Telephone:  A shareholder may place a redemption or exchange order by telephone if the shareholder elected the option for telephone orders in its initial application to purchase Fund shares or in an amended application.

  A shareholder should call the Investment Company at 1-800-914-8716 between the hours of 9:00 a.m. and 9:00 p.m. Eastern Time, Monday through Friday on any Valuation Day to place an order. If a shareholder places a redemption or exchange order after 4:00 p.m. Eastern Time on a Valuation

Day or on a day that is not a Valuation Day, the order will be considered received on the next Valuation Day. The 4:00 p.m. Eastern Time deadline may be earlier to coincide with an earlier close of trading on the New York Stock Exchange.

  The Investment Company will verify the shareholder's name, the PIN assigned by the Investment Company to the authorized person calling for the account, the shareholder's account number, and record telephone requests.

  The Investment Company and the Funds' transfer agent will not be liable for any losses or expenses resulting from any telephone redemption or exchange order reasonably believed to be genuine or for the inability of a shareholder to make a telephone request on any particular day. The Investment Company reserves the right to add to or modify its procedures in the future.

Orders in Writing:  A shareholder may make a redemption or exchange request in writing but photocopies or faxes will not be accepted. The shareholder must specify the account name, the account number, the Fund from which shares are to be redeemed, the dollar amount or number of shares to be redeemed, and for exchange orders, the Fund or Funds whose shares will be purchased with the exchange proceeds.

  The necessary authorized person(s) must sign the order, and each signer should print his or her name and title under the signature.

  A shareholder should send a written request to its Mutual of America Regional Office, which will forward the request to the Investment Company. You may call our toll-free number, 1-800-914-8716, for the address and phone number of the Regional Office covering your account. The Valuation Day for the order will be the Valuation Day the Investment Company receives the request at its Regional office.

Redemption Proceeds:  A shareholder will receive redemption proceeds by wire transfer of Federal Funds to the bank account stated in the shareholder's initial application, or in an amended application. An authorized person may not specify a different bank account by telephone. If redemption proceeds are less than $5,000, the Investment Company may impose a wire transfer fee that will be deducted from the proceeds.

Exchange Proceeds:  The proceeds from the shares of the Fund being exchanged are immediately applied for the purchase of shares in another Fund.

Frequent Purchases and Redemptions of Fund Shares

Risks of frequent trading occurring may be greater for portfolios investing in certain securities, such as funds that invest in securities traded on foreign markets, and securities that are illiquid or do not otherwise have readily available market quotations.

The Investment Company sells its shares exclusively to institutional accounts. The Funds are not intended to provide institutional investors with a means to engage in market timing through frequent transfers among the Funds in an attempt to take advantage of daily fluctuations in the securities markets.

Excessive frequent transfer practices designed to take advantage of short-term changes in the securities markets may cause disruption to the efficient administration of portfolio management strategies and increase transaction costs. Under certain market conditions, such transfer practices can harm the investment performance of a Fund if it involves amounts that are substantial when compared to the Fund's total net assets under management.

In view of the above, the Investment Company Board has adopted and implemented the following policies and procedures with regard to frequent transfers.

The Investment Company monitors the daily purchase or redemption activity of each Fund to make a determination, in its opinion, as to whether there is transfer activity that could have an adverse impact on a Fund's investment performance.

The Investment Company has not set a restriction on the volume or number of transactions allowed in a given period and it has not established a minimum holding period nor an exchange or redemption fee.

If in the Investment Company's opinion, excessive frequent transfer activity involving material amounts is causing an adverse effect on a Fund's investment performance, the Investment Company will contact the institutional investor and remind them that the Funds are not designed to be used for this purpose and request that such activity cease.

If the institutional investor continues such activity, the institutional investor will be advised that 800-line privileges for transfers will be suspended and that all of their future transaction requests must be made solely via a signed, written request to initiate any transaction sent to the Investment Company's transfer agent via regular U.S. mail (the "U.S. Mail Requirement").

If the institutional investor continues such activity thereafter, the Investment Company reserves the right to reject any purchase order it receives thereafter that, in the Investment Company's opinion, may adversely affect a Fund's investment performance.

These procedures are applied uniformly to all institutional investors engaging in frequent transfer activity that in the Investment Company's opinion could have an adverse impact on a Fund's investment performance.

The detection or deterrence of frequent transfer activity involves judgments that are inherently subjective. Accordingly, there is no assurance that frequent transfers in the Funds will not occur or that we can restrict all transfer activity that may adversely affect institutional investors in the Funds. If not detected, frequent transfer practices involving material amounts may harm the investment performance of a Fund under certain market conditions.

The Investment Company has not entered into arrangements with any persons or entities to permit frequent transfers and no such arrangements are permitted. The Investment Company does not accommodate frequent purchases and redemptions of Fund shares involving such material amounts which may adversely affect a Fund's performance.

Shareholder Reports and Confirmation Statements

The Investment Company, on behalf of the Distributor, will send to shareholders confirmation statements for each purchase, exchange or redemption transaction. A confirmation statement will show the Fund, number of shares, order date, net asset value per share and dollar amount for the transaction. A shareholder must report any error on a confirmation statement within two weeks after the mailing or other transmission of the statement to the shareholder.

The Investment Company will send each shareholder a statement at least quarterly, which will include Fund shares purchased, exchanged or redeemed during the period, the net asset value per share and total dollar amount for each transaction, and the shareholder's account balance in each Fund at the end of the period.

Dividends, Capital Gains Distributions and Taxation of Funds

For each Fund, the Investment Company declares dividends at the end of June and end of December to pay out all or substantially all of the Fund's net investment income (dividends) and declares dividends at the end of December to pay out substantially all of the Fund's net realized short and long term capital gains (capital gains distributions). A Fund may make a special distribution in September of each year to comply with Federal tax law requirements for mutual funds.

A shareholder may elect, in its application to purchase Fund shares or in an amended application, to:

•  automatically reinvest dividends and distributions from a Fund in additional shares of the Fund;

•  receive dividends and distributions in cash; or

•  automatically reinvest dividends from any Fund in shares of the Money Market Fund.

A Fund is not subject to Federal income tax on ordinary income and net realized capital gains that it distributes to shareholders, as long as the Fund satisfies Federal tax law provisions, including certain minimum distribution requirements. Each Fund is treated as a separate corporation for Federal income tax purposes and must satisfy the tax requirements independently.

Shareholder Taxation

Each shareholder should consult its own tax adviser about the Federal, state, local and, if applicable, foreign tax consequences of investing in Fund shares, because investors' tax situations will vary. General rules about Federal income taxation for an investor to consider are:

When a shareholder redeems (sells) shares of a Fund, including in an exchange transaction, the shareholder will have a gain or a loss on its investment in those shares.

•  If the shareholder owned the shares sold for more than a year, it generally will have a long-term capital gain or loss.

•  If the shareholder owned the shares sold for one year or less, any gain will be short-term capital gain taxable at ordinary income rates, and any loss may be subject to special tax rules.

When a shareholder receives dividends or distributions from a Fund, the shareholder (unless it is exempt from taxation) will owe tax on the amount received, even if the shareholder automatically reinvests the dividend or distribution in additional Fund shares. A shareholder will receive dividends or distributions when declared and paid by a Fund, even if the shareholder has only recently purchased Fund shares.

•  Ordinary income rates apply to a Fund's dividends of ordinary income and net realized short-term capital gains.

•  Capital gain rates apply to a Fund's distributions of net realized long-term capital gains.

•  A potential investor should consider the tax impact of purchasing Fund shares when the Fund is expected to pay dividends or distributions in the near future.

Mutual of America invested in each Fund when it began operations. A Fund (other than the Money Market Fund) may realize investment gains that are included in the dividends or distributions to shareholders when Mutual of America redeems all or any portion of its investment.

Back-Up Withholding For Federal Income Taxes. A shareholder on its application to purchase Fund shares may make representations and provide information to be exempt from withholding for Federal income tax on the Investment Company's distributions and dividends and payment of redemption proceeds. U.S. corporate shareholders and certain other entities named in the Internal Revenue Code are exempt from withholding under certain circumstances.

The Investment Company will withhold for Federal income tax if:

•  a shareholder has not provided a correct taxpayer identification number, or

•  a shareholder has not made the certifications required to be exempt from withholding, or

•  the Investment Company or the shareholder has been notified by the Internal Revenue Service that the shareholder is subject to back-up withholding.

A shareholder may credit any amount withheld by the Investment Company against the Federal income tax liability of the shareholder.

Each January, the Investment Company will provide to Fund shareholders who are subject to information reporting reports of the Federal income tax status of distributions and dividends made by the Funds during the previous year.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. They show performance for five years or for the period of a Fund's operations if less than five years.

The total returns in the table represent the rate that an investor would have earned or lost on an investment in the particular Fund (assuming reinvestment of all dividends and distributions). This information for each of the five years ended December 31, 2007 has been audited by KPMG LLP, whose report, along with the Investment Company's financial statements, are included in the annual report, which is available upon request.`

Income from investment operations and distributions per share for a Fund share outstanding throughout each of the previous five years ended December 31, 2007 and other supplementary data with respect to each Fund are presented below and in the pages following.

Equity Index Fund

SELECTED PER SHARE AND	Years Ended December 31,
SUPPLEMENTARY DATA:	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$10.26	$9.04	$8.78	$8.07	$6.38
Income (loss) from investment operations:
Net investment income (loss)	0.21	0.17	0.15	0.15	0.10
Net gains or (losses) on securities realized and unrealized	0.39	1.22	0.26	0.71	1.69
Total From Investment Operations	0.60	1.39	0.41	0.86	1.79
Less: dividend distributions:
From net investment income	(0.19)	(0.17)	(0.15)	(0.15)	(0.10)
From capital gains	(0.47)	—	—	—	—
Total Distributions	(0.66)	(0.17)	(0.15)	(0.15)	(0.10)
Net Asset Value, End of Period	$10.20	$10.26	$9.04	$8.78	$8.07
Total return (%) (a)	5.74	15.61	4.79	10.68	28.33
Net assets, end of period ($ millions)	$54.6	$77.9	$59.3	$54.3	$44.9
Ratio of net investment income (loss) to average net assets (%)	1.95	1.90	1.76	1.89	1.65
Ratio of expenses to average net assets (%)	0.41	0.44	0.48	0.47	0.63
Ratio of expenses to average net assets after expense reimbursement (%)	0.13	0.12	0.13	0.13	0.13
Portfolio turnover rate (%) (b)	4.44	3.21	4.41	2.18	1.87

(a)    Total return would have been lower had certain expenses not been reduced through expense reimbursement.

(b)    Portfolio turnover rate excludes all short-term securities.

All America Fund

SELECTED PER SHARE AND	Years Ended December 31,
SUPPLEMENTARY DATA:	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$10.80	$9.75	$10.05	$9.40	$7.14
Income (loss) from investment operations:
Net investment income (loss)	0.16	0.14	0.13	0.11	0.06
Net gains or (losses) on securities realized and unrealized	0.34	1.36	0.24	0.65	2.26
Total From Investment Operations	0.50	1.50	0.37	0.76	2.32
Less: dividend distributions:
From net investment income	(0.15)	(0.14)	(0.13)	(0.11)	(0.06)
From capital gains	(0.76)	(0.31)	(0.54)	—	—
Total Distributions	(0.91)	(0.45)	(0.67)	(0.11)	(0.06)
Net Asset Value, End of Period	$10.39	$10.80	$9.75	$10.05	$9.40
Total return (%) (a)	4.62	15.56	3.75	8.17	32.58
Net assets, end of period ($ millions)	$57.9	$68.3	$54.4	$62.2	$57.1
Ratio of net investment income (loss) to average net assets (%)	1.43	1.43	1.18	1.17	0.86
Ratio of expenses to average net assets (%)	0.79	0.82	0.85	0.83	0.94
Ratio of expenses to average net assets after expense reimbursement (%)	0.50	0.50	0.50	0.50	0.50
Portfolio turnover rate (%) (b)	28.36	27.29	47.43	50.30	73.76

Mid-Cap Equity Index Fund

SELECTED PER SHARE AND	Years Ended December 31,
SUPPLEMENTARY DATA:	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$12.20	$12.32	$11.69	$10.48	$7.82
Income (loss) from investment operations:
Net investment income (loss)	0.20	0.20	0.15	0.12	0.09
Net gains or (losses) on securities realized and unrealized	0.76	1.06	1.29	1.58	2.66
Total From Investment Operations	0.96	1.26	1.44	1.70	2.75
Less: dividend distributions:
From net investment income	(0.19)	(0.21)	(0.15)	(0.12)	(0.09)
From capital gains	(1.14)	(1.17)	(0.66)	(0.37)	—
Total Distributions	(1.33)	(1.38)	(0.81)	(0.49)	(0.09)
Net Asset Value, End of Period	$11.83	$12.20	$12.32	$11.69	$10.48
Total return (%) (a)	7.80	10.32	12.47	16.29	35.19
Net assets, end of period ($ millions)	$50.5	$49.9	$53.6	$38.4	$31
Ratio of net investment income (loss) to average net assets (%)	1.57	1.51	1.33	1.09	1.06
Ratio of expenses to average net assets (%)	0.41	0.44	0.46	0.53	0.64
Ratio of expenses to average net assets after expense reimbursement (%)	0.13	0.12	0.13	0.13	0.13
Portfolio turnover rate (%) (b)	22.53	26.07	18.85	15.82	8.02

(a)    Total return would have been lower had certain expenses not been reduced through expense reimbursement.

(b)    Portfolio turnover rate excludes all short-term securities.

Small Cap Value Fund

SELECTED PER SHARE AND SUPPLEMENTARY DATA:	2007(c)
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.05
Net gains or (losses) on securities realized and unrealized	(1.00)
Total From Investment Operations	(0.95)
Less: dividend distributions:
From net investment income	(0.05)
From capital gains	(0.08)
Total Distributions	(0.13)
Net Asset Value, End of Period	$8.92
Total return (%) (a)	-9.52	(e)
Net assets, end of period ($ millions)	$4.0
Ratio of net investment income (loss) to average net assets (%)	1.03	(d)
Ratio of expenses to average net assets (%)	1.29	(d)
Ratio of expenses to average net assets after expense reimbursement (%)	0.87	(d)
Portfolio turnover rate (%) (b)	60.85	(e)

Small Cap Growth Fund

SELECTED PER SHARE AND SUPPLEMENTARY DATA:	2007(c)
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.01)
Net gains or (losses) on securities realized and unrealized	0.02
Total From Investment Operations	0.01
Less: dividend distributions:
From net investment income	(0.01)
From capital gains	(0.03)
Total Distributions	(0.04)
Net Asset Value, End of Period	$9.97
Total return (%) (a)	0.10	(e)
Net assets, end of period ($ millions)	$3.8
Ratio of net investment income (loss) to average net assets (%)	-0.22	(d)
Ratio of expenses to average net assets (%)	1.30	(d)
Ratio of expenses to average net assets after expense reimbursement (%)	0.88	(d)
Portfolio turnover rate (%) (b)	68.66	(e)

(a)    Total return would have been lower had certain expenses not been reduced through expense reimbursement.

(b)    Portfolio turnover rate excludes all short-term securities.

(c)    For the period May 1, 2007 (commencement of operations) to December 31, 2007.

(d)    Annualized.

(e)    Not annualized.

Bond Fund

SELECTED PER SHARE AND	Years Ended December 31,
SUPPLEMENTARY DATA:	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$9.27	$9.26	$9.46	$9.47	$9.43
Income (loss) from investment operations:
Net investment income (loss)	0.41	0.39	0.37	0.36	0.39
Net gains or (losses) on securities realized and unrealized	0.20	(0.01)	(0.20)	(0.01)	0.03
Total From Investment Operations	0.61	0.38	0.17	0.35	0.42
Less: dividend distributions:
From net investment income	(0.42)	(0.37)	(0.37)	(0.36)	(0.38)
From capital gains	—	—	—	—	—
Total Distributions	(0.42)	(0.37)	(0.37)	(0.36)	(0.38)
Net Asset Value, End of Period	$9.46	$9.27	$9.26	$9.46	$9.47
Total return (%) (a)	6.67	4.26	1.80	3.73	4.45
Net assets, end of period ($ millions)	$50.3	$67.3	$60.7	$54.9	$46.1
Ratio of net investment income (loss) to average net assets (%)	4.55	4.30	3.96	3.91	4.25
Ratio of expenses to average net assets (%)	0.74	0.77	0.80	0.79	0.81
Ratio of expenses to average net assets after expense reimbursement (%)	0.45	0.45	0.45	0.45	0.45
Portfolio turnover rate (%) (b)	26.15	16.83	13.44	41.77	47.96

Money Market Fund

SELECTED PER SHARE AND	Years Ended December 31,
SUPPLEMENTARY DATA:	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$10.54	$10.54	$10.52	$10.52	$10.53
Income (loss) from investment operations:
Net investment income (loss)	0.53	0.51	0.32	0.13	0.10
Net gains or (losses) on securities realized and unrealized	—	—	—	—	—
Total From Investment Operations	0.53	0.51	0.32	0.13	0.10
Less: dividend distributions:
From net investment income	(0.52)	(0.51)	(0.30)	(0.13)	(0.11)
From capital gains	—	—	—	—	—
Total Distributions	(0.52)	(0.51)	(0.30)	(0.13)	(0.11)
Net Asset Value, End of Period	$10.55	$10.54	$10.54	$10.52	$10.52
Total return (%) (a)	5.12	4.91	3.06	1.18	0.94
Net assets, end of period ($ millions)	$94.8	$88.5	$76.0	$54.8	$54.7
Ratio of net investment income (loss) to average net assets (%)	4.99	4.82	3.07	1.16	0.95
Ratio of expenses to average net assets (%)	0.48	0.52	0.55	0.53	0.49
Ratio of expenses to average net assets after expense reimbursement (%)	0.20	0.20	0.20	0.20	0.20
Portfolio turnover rate (%) (b)	N/A	N/A	N/A	N/A	N/A

(a)    Total return would have been lower had certain expenses not been reduced through expense reimbursement.

(b)    Portfolio turnover rate excludes all short-term securities.

N/A = Not Applicable.

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MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

320 Park Avenue, New York, New York 10022-6839  1-800-914-8716

  www.institutionalfunds.com

You May Obtain More Information

Registration Statement and Statement of Additional Information. We have filed with the SEC a Registration Statement about the Investment Company. The Registration Statement includes this prospectus, a Statement of Additional Information (the "SAI"), and exhibits. The SAI contains additional information about the Investment Company and its Funds and we incorporate the SAI into this Prospectus by reference, which makes it legally a part of this Prospectus.

Semi-annual and Annual Reports. Additional information about the Funds' investments is available in the Investment Company's annual and semi-annual reports to shareholders. In the annual reports, you will find a discussion (for all Funds except the Money Market Fund) of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

How to Obtain the Registration Statement, SAI and Reports. You may obtain a free copy of the SAI or of the Investment Company's most recent annual and semi-annual financial statements, by:

•  electronic request at this e-mail address: publicinfo@sec.gov.,

•  writing to us at Mutual of America Institutional Funds, 320 Park Avenue, New York, NY 10022-6839, or

•  calling 1-800-914-8716

You may obtain the SAI and the Investment Company's annual and semi-annual reports free of charge through the Institutional Funds website at http://www.institutionalfunds.com.

The Commission has an Internet web site at http://www.sec.gov. You may obtain the Investment Company's Registration Statement, including the SAI, and its semi-annual and annual reports through the Commission's Internet site. You also may examine these documents, and obtain copies upon payment of a duplicating fee, at the Commission's Public Reference Section, Washington, DC 20549-6009. You can call the Commission at 1-202-942-8090 to learn about the operation of the Public Reference Room.

Where to Direct Questions. If you have questions about the operations of the Investment Company, you should contact your representative at Mutual of America Securities Corporation. You may call 1-800-914-8716 for the address and phone number of the office nearest you.

Investment Company Act of 1940, File Number 811-8922

Prospectus dated May 1, 2008

Distributed by:

MUTUAL OF AMERICA SECURITIES CORPORATION

Investment Adviser

MUTUAL OF AMERICA CAPITAL
MANAGEMENT CORPORATION

Transfer and Shareholder Services Agent

STATE STREET BANK AND TRUST COMPANY

MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

320 PARK AVENUE, NEW YORK, NEW YORK 10022
(800) 914-8716

EQUITY INDEX FUND	SMALL CAP GROWTH FUND

ALL AMERICA FUND	BOND FUND

MID-CAP EQUITY INDEX FUND	MONEY MARKET FUND

SMALL CAP VALUE FUND

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2008

This Statement of Additional Information (SAI) is not a prospectus. You should read it in conjunction with the Mutual of America Institutional Funds, Inc. (the "Investment Company") Prospectus dated May 1, 2008, and you should keep it for future use. The Investment Company's audited financial statements included in its most recent annual report to shareholders, and its independent registered public accounting firm's report thereon, are incorporated by reference and made a part of this SAI (See File No. 811-08922, filed February 29, 2008).

Copies of the Prospectus and most recent shareholder report are available to you at no charge. To obtain a copy of either document, you may write to Mutual of America Institutional Funds, Inc. at the above address or call the toll free telephone number listed above.

INVESTMENT COMPANY'S FORM OF OPERATIONS

History and Operating Form

The Investment Company was formed on October 27, 1994 as a Maryland corporation. It is a diversified, open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act").

The Investment Company issues separate classes (or series) of stock, each of which represents a separate Fund of investments. There are currently seven Funds: the Equity Index Fund, All America Fund, Mid-Cap Equity Index Fund, Small Cap Value Fund, Small Cap Growth Fund, Bond Fund and Money Market Fund.

Offering of Shares

The Investment Company is designed primarily as an investment vehicle for endowments, foundations, corporations, not-for-profit corporations, municipalities and other public entities, pension and profit-sharing plans and trusts, and other institutional investors.

Currently, the Investment Company requires a minimum initial investment of $25,000, except that the Investment Company may waive this requirement in its discretion. The minimum amount for additional purchases of Fund shares currently is $5,000.

Description of Shares

The authorized capital stock of the Investment Company consists of one billion shares of common stock, $.01 par value. The Investment Company currently has seven classes (or series) of common stock, and it may establish additional classes and allocate its authorized shares either to new classes or to one or more of the existing classes.

The Investment Company reserves the right to redeem, upon not less than 30 days' written notice, all shares in a shareholder's Fund account when the aggregate value of the shares is less than $5,000.

All shares of common stock, of whatever class, are entitled to one vote. The votes of all classes are cast on an aggregate basis, except that if the interests of the Funds differ, the voting is on a Fund-by-Fund basis. Examples of matters that would require a Fund-by-Fund vote are changes in the fundamental investment policy of a particular Fund and approval of the Investment Advisory Agreement or a Subadvisory Agreement for the Fund.

The Investment Company is not required to hold annual meetings. It will call a special meeting of shareholders when a meeting is requested by shareholders holding at least 25% of the outstanding shares of the Investment Company entitled to vote at the meeting except that a meeting to remove one or more directors shall be called when requested by 10% of the outstanding shares of the Investment Company entitled to vote at the meeting.

The shares of each Fund, when issued, will be fully paid and nonassessable and will have no preference, preemptive, conversion, exchange or similar rights. Shares do not have cumulative voting rights.

Each issued and outstanding share in a Fund is entitled to participate equally in dividends and distributions declared by such Fund and, upon liquidation or dissolution, in the net assets of such Fund remaining after satisfaction of other outstanding liabilities. Accrued liabilities which are not allocable to one or more Funds will generally be allocated among the Funds in proportion to their relative net assets. In the unlikely event that any Fund incurred liabilities in excess of its assets, each other Fund could be liable for such excess.

INVESTMENT STRATEGIES AND RELATED RISKS

The Prospectus describes each Fund's principal investment strategy(ies) and the related risks. You should refer to "Summary of How Our Funds Invest" and "Details about How Our Funds Invest and Related Risks" in the Prospectus to learn about those strategies and risks.

Additional Permitted Investments

The Investment Company's Funds may use investment strategies and purchase types of securities in addition to those discussed in the Prospectus.

Equity Index Fund and Mid-Cap Equity Index Fund: In addition to common stocks and futures contracts, the Funds may invest in:

•  money market instruments, and

•  U.S. Government and U.S. Government agency obligations.

All America Fund: In addition to common stocks, the Adviser, who actively manages approximately 40% of the net assets of the All America Fund (the "Active Assets"), may invest assets in:

•  securities convertible into common stocks, including warrants and convertible bonds,

•  bonds,

•  money market instruments,

•  U.S. Government and U.S. Government agency obligations (including mortgage-backed securities),

•  foreign securities and ADRs,

•  futures and options contracts, and

•  preferred stock.

The portion of the All America Fund invested to replicate the S&P 500® Index (the "Indexed Assets") may also be invested in:

•  money market instruments, and

•  U.S. Government and U.S. Government agency obligations.

The Adviser may manage cash allocated to the Active Assets prior to investment in securities.

Small Cap Growth Fund: In addition to common stocks, the Small Cap Growth Fund may invest in:

•  securities convertible into common stocks, including warrants and convertible bonds,

•  bonds,

•  money market instruments,

•  U.S. Government and U.S. Government agency obligations,

•  foreign securities and ADRs,

•  futures and options contracts, and

•  preferred stock.

Small Cap Value Fund: In addition to common stocks, the Small Cap Value Fund may invest in:

•  securities convertible into common stocks, including warrants and convertible bonds,

•  bonds,

•  money market instruments,

•  U.S. Government and U.S. Government agency obligations,

•  foreign securities and ADRs,

•  futures and options contracts, and

•  preferred stock.

Bond Fund: In addition to investment grade debt securities of the type described in the Prospectus, the Bond Fund may invest in:

•  asset-backed securities,

•  non-investment grade securities,

•  foreign securities,

•  cash and money market instruments,

•  stocks acquired either by conversion of fixed-income securities or by the exercise of warrants attached to fixed income securities,

•  preferred stock

•  options and futures contracts, and

•  equipment trust certificates.

Money Market Fund: In addition to commercial paper and U.S. Treasury Bills, the Fund may invest in any of the following kinds of money market instruments, payable in United States dollars:

•  securities issued or guaranteed by the U.S. Government or a U.S. Government agency or instrumentality;

•  negotiable certificates of deposit, bank time deposits, bankers' acceptances and other short-term debt obligations of domestic banks and foreign branches of domestic banks and U.S. branches of foreign banks, which at the time of their most recent annual financial statements show assets in excess of $5 billion;

•  certificates of deposit, time deposits and other short-term debt obligations of domestic savings and loan associations, which at the time of their most recent annual financial statements show assets in excess of $1 billion;

•  repurchase agreements covering government securities, certificates of deposit, commercial paper or bankers' acceptances;

•  variable amount floating rate notes; and

•  debt securities issued by a corporation.

The Money Market Fund may enter into transactions in options, futures contracts and options on futures, contracts on United States Treasury securities.

Under the Money Market Fund's investment policy, money market instruments and other short-term debt securities means securities that have a remaining term to maturity of up to 13 months (25 months in the case of government securities). The dollar-weighted average maturity of the securities held by the Money Market Fund will not exceed 90 days.

The securities in the Money Market Fund must meet the following quality requirements —

•  All of the securities held by the Money Market Fund must have received (or be of comparable quality to securities which have received), at the time of the purchase, a rating in one of the two highest categories by any two nationally recognized statistical rating agencies; and

•  At least 95% of the securities held by the Money Market Fund must have received (or be of comparable quality to securities which have received), at the time of purchase, a rating in the highest category by any two such rating agencies.

The Board of Directors of the Investment Company must approve or ratify the purchase of any security (other than any U.S. government security) that has not received a rating or that has been rated by only one rating agency. The Fund will sell any securities that are subsequently downgraded below the two highest categories as soon as practicable, unless the Board of Directors determines that sale of those securities would not be in the best interests of the Fund.

The Money Market Fund will not invest more than 5% of its total assets in securities of, or subject to puts from, any one issuer (other than U.S. government securities and repurchase agreements fully collateralized by U.S. government securities) provided that (a) the Fund may invest up to 10% of its total assets in securities issued or guaranteed by a single issuer with respect to which the Fund has purchased an unconditional put and (b) with respect to 25% of its total assets the Fund may, with respect to securities meeting the highest investment criteria, exceed the 5% limit for up to three business days.

Additional Investment Strategies

Lending of Securities

The Funds have the authority to lend their securities, under the conditions described below. The Funds will not lend any securities until the Investment Company's Board of Directors approves a form of securities lending agreement. Refer to "Fundamental Investment Restrictions", paragraph 9, and "Non-Fundamental Investment Policies", paragraph 9, for descriptions of the fundamental and current restrictions on lending by the Funds.

Upon lending securities, a Fund must receive as collateral cash, securities issued or guaranteed by the United States Government or its agencies or instrumentalities, or letters of credit of certain banks selected by the Adviser. The collateral amount at all times while the loan is outstanding must be maintained in amounts equal to at least 100% of the current market value of the loaned securities.

The Fund will continue to receive interest or dividends on the securities lent. In addition, it will receive a portion of the income generated by the short-term investment of cash received as collateral, or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the Fund by the borrower of the securities. A Fund will have the right to terminate a securities loan at any time. The Fund will have the right to regain record ownership of loaned securities in order to exercise beneficial rights, such as voting rights or subscription rights.

Loans of securities will be made only to firms that the Adviser deems creditworthy. There are risks of delay in recovery and even loss of rights in the collateral, however, if the borrower of securities defaults, becomes the subject of bankruptcy proceedings or otherwise is unable to fulfill its obligations or fails financially.

Repurchase Agreements

The Funds have the authority to enter into repurchase agreements. A Fund may not invest more than 10% of its total assets in repurchase agreements or time deposits that mature in more than seven days. The Funds will not enter into any repurchase agreements until the Investment Company's Board of Directors approves a form of Repurchase Agreement and authorizes entities as counterparties.

Under a repurchase agreement, a Fund acquires underlying debt instruments for a relatively short period (usually not more than one week and never more than one year) subject to an obligation of the seller to repurchase (and the Fund to resell) the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuation during such period. Accrued interest on the underlying security will not be included for purposes of valuing a Fund's assets.

Repurchase agreements have the characteristics of loans by a Fund and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the Fund retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors the market value of the security subject to the agreement and requires the Fund's seller to deposit with the Fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement.

The Funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with dealers in U.S. Government securities whose creditworthiness has been reviewed and found satisfactory. Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers' acceptances, or obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, in which the Funds may otherwise invest.

A seller of a repurchase agreement could default and not repurchase from a Fund the security that is the subject of the agreement. The Fund would look to the collateral underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. There is a risk that if the issuer of the repurchase agreement becomes involved in bankruptcy proceedings, the Fund might be delayed or prevented from liquidating the underlying security or otherwise obtaining it for its own purposes, if the Fund did not have actual or book entry possession of the security.

When Issued and Delayed Delivery Securities

The Funds may from time to time in the ordinary course of business purchase fixed income securities on a when-issued or delayed delivery basis, which means that at the time of purchase the price and yield are fixed, but payment and delivery occur at a future date. Upon purchase of a when-issued or delayed delivery security, a Fund will record the transaction and include the security's value in determining its net asset value and will maintain an amount of cash, cash equivalents or other liquid securities in a segregated account in an amount sufficient to pay the purchase price of the security upon delivery. When the security is delivered to the Fund, its market value may be more or less than the purchase price. A Fund will enter into commitments for when-issued or delayed delivery securities only when it intends to acquire the securities, but if it does sell securities before delivery, the Fund may have a capital gain or loss.

Rule 144A Investments, Section 4(2) Commercial Paper and Illiquid Securities

Each Fund, with respect to not more than 10% of its total assets, may purchase securities that are not readily marketable, or are "illiquid". Repurchase agreements of more than seven days' duration and variable and floating rate demand notes not requiring receipt of the principal note amount within seven days' notice are considered illiquid. A Fund may incur higher transaction costs and require more time to complete transactions for the purchase and sale of illiquid securities than for readily marketable securities. When a Fund determines to sell an illiquid security within a relatively short time period, it may have to accept a lower sales price than if the security were readily marketable. Refer to "Non-Fundamental Investment Policies", paragraph 10.

The Adviser will make a factual determination as to whether securities with contractual or legal restrictions on resale purchased by a Fund are liquid, based on the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market, and the nature of the security and the marketplace, pursuant to procedures adopted by the Board of Directors of the Investment Company.

Securities that are eligible for purchase and sale under Rule 144A of the Securities Act of 1933 (the "1933 Act") shall be considered liquid, provided the Adviser has not made a contrary determination regarding liquidity in accordance with the Board's procedures. Rule 144A permits certain qualified institutional buyers to trade in securities even though the securities are not registered under the 1933 Act. In addition, commercial paper privately placed in accordance with Section 4(2) of the 1933 Act also will be considered liquid, provided the requirements set forth in the Board's procedures are satisfied.

Options and Futures Contracts

Each of the Funds may purchase and sell options and futures contracts, as described below. Refer to "Non-Fundamental Investment Restrictions" below, paragraph 1, for a description of the current restrictions on the Funds' purchase of options and futures contracts.

Each Fund may sell a call option contract on a security it holds in its portfolio (called a covered call), and it may buy a call option contract on the security to close out a position created by the sale of a covered call.

•  A call option is a short-term contract (generally having a duration of nine months or less) which gives the purchaser of the option the right to purchase the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for writing a covered call option, a Fund (the seller) receives from the purchaser a premium, which the Fund retains whether or not the option is exercised.

•  The seller of the call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price at any time during the option period. The selling of a call option will benefit a Fund if, over the option period, the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the Fund risks an "opportunity loss" of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

Each Fund may buy a put option contract on a security it holds in its portfolio, and it may sell a put option contract on the security to close out a position created by the purchase of the put option contract.

•  A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option, a Fund (the purchaser) pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of the put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price at any time during the option period. The buying of a covered put contract limits the downside exposure for the investment in the underlying security to the combination of the exercise price less the premium paid.

•  The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option's exercise price. In that case the option would expire worthless and the entire premium would be lost.

Each Fund may purchase and sell futures contracts, and purchase options on futures contracts, on fixed-income securities or on an index of securities, such as the Standard & Poor's 100® Index, the Standard & Poor's 500® Index or the New York Stock Exchange Composite Index.

•  A futures contract on fixed income securities requires the seller to deliver, and the purchaser to accept delivery of, a stated quantity of a given type of fixed income security for a fixed price at a specified time in the future. A futures contract or option on a stock index provides for the making and acceptance of a cash settlement equal to the change in value of a hypothetical portfolio of stocks between the time the contract is entered into and the time it is liquidated, times a fixed multiplier. Futures contracts may be traded domestically only on exchanges which have been designated as "contract markets" by the Commodity Futures Trading Commission, such as the Chicago Board of Trade.

•  An option on a futures contract provides the purchaser with the right, but not the obligation, to enter into a "long" position in the underlying futures contract (in the case of a call option on a futures contract), or a "short" position in the underlying futures contract (in the case of a put option on a futures contract), at a fixed price up to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties are subject to all of the risks associated with the trading of futures contracts, such as payment of margin deposits.

•  A Fund does not pay or receive a payment upon its purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the Fund's custodian in the broker's name an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract amount. This amount is known as "initial margin."

•  While a futures contract is outstanding, there will be subsequent payments, called "maintenance margin", to and from the broker. These payments will be made on a daily or intraday basis as the price of the underlying instrument or stock index fluctuates making, the long and short positions in the futures contract more or less valuable. This process is known as "mark to market." At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's position in the futures contract and may require additional transaction costs. A final determination of margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

A Fund may use futures contracts to protect against general increases or decreases in the levels of securities prices, in the manner described below.

•  When a Fund anticipates a general decrease in the market value of portfolio securities, it may sell futures contracts. If the market value falls, the decline in the Fund's net asset value may be offset, in whole or in part, by corresponding gains on the futures position.

•  A Fund may sell futures contracts on fixed-income securities in anticipation of a rise in interest rates that would cause a decline in the value of fixed-income securities held in the Fund's portfolio.

•  A Fund may sell stock index futures contracts in anticipation of a general market wide decline that would reduce the value of its portfolio of stocks.

•  When a Fund projects an increase in the cost of fixed-income securities or stocks to be acquired in the future, the Fund may purchase futures contracts on fixed-income securities or stock indexes. If the hedging transaction is successful, the increased cost of securities subsequently acquired may be offset, in whole or in part, by gains on the futures position.

•  Instead of purchasing or selling futures contracts, a Fund may purchase call or put options on futures contracts in order to protect against declines in the value of portfolio securities or against increases in the cost of securities to be acquired.

•  Purchases of options on futures contracts may present less risk in hedging a portfolio than the purchase and sale of the underlying futures contracts, since the potential loss is limited to the amount of the premium paid for the option, plus related transaction costs.

•  As in the case of purchases and sales of futures contracts, a Fund may be able to offset declines in the value of portfolio securities, or increases in the cost of securities acquired, through gains realized on its purchases of options on futures.

•  The Funds also may purchase put options on securities or stock indexes for the same types of securities for hedging purposes. The purchase of a put option on a security or stock index permits a Fund to protect against declines in the value of the underlying security or securities in a manner similar to the sale of futures contracts.

•  In addition, the Funds may write call options on portfolio securities or on stock indexes for the purpose of increasing their returns and/or to protect the value of their portfolios.

•  When a Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium paid for the option, less related transaction costs, which will increase its gross income and will offset in part the reduced value of a portfolio security in connection with which the option may have been written.

•  If the price of the security underlying the option moves adversely to the Fund's position, the option may be exercised and the Fund will be required to sell the security at a disadvantageous price, resulting in losses which may be only partially offset by the amount of the premium.

•  A call option on a security written by a Fund will be covered through ownership of the security underlying the option or through ownership of an absolute and immediate right to acquire such security upon conversion or exchange of other securities held in its portfolio.

Risks in futures and options transactions include the following:

•  There may be a lack of liquidity, which could make it difficult or impossible for a Fund to close out existing positions and realize gains or limit losses.

The liquidity of a secondary market in futures contracts or options on futures contracts may be adversely affected by "daily price fluctuation limits," established by the exchanges on which such instruments are traded, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the limit in a particular contract has been reached, no further trading in such contract may occur beyond such limit, thus preventing the liquidation of positions, and requiring traders to make additional variation margin payments. Market liquidity in options, futures contracts or options on futures contracts may also be adversely affected by trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity.

•  The securities held in a Fund's portfolios may not exactly duplicate the security or securities underlying the options, futures contracts or options on futures contracts traded by the Fund, and as a result the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index, securities or debt obligation.

•  A Fund purchasing an option may lose the entire amount of the premium plus related transaction costs.

•  For options on futures contracts, changes in the value of the underlying futures contract may not be fully reflected in the value of the option.

•  With respect to options and options on futures contracts, the Funds are subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder.

•  In writing a covered call option on a security or a stock index, a Fund may incur the risk that changes in the value of the instruments used to cover the position will not correlate precisely with changes in the value of the option or underlying the index or instrument.

•  The opening of a futures position and the writing of an option are transactions that involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses.

Additional Information about Specific Types of Securities

Non-Investment Grade Securities

The Bond Fund may purchase non-investment grade debt securities. In addition, the Bond Fund and the other Funds that purchase debt securities may hold a security that becomes non-investment grade as a result of impairments of the issuer's credit.

Fixed-income securities that are rated in the lower rating categories of the nationally recognized rating services (Ba or lower by Moody's and BB or lower by Standard & Poor's), or unrated securities of comparable quality, are commonly known as non-investment grade securities or "junk bonds". Junk bonds are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Investment in non-investment grade securities involves substantial risk. Junk bonds may be issued by less creditworthy companies or by larger, highly leveraged companies, and are frequently issued in corporate restructurings, such as mergers and leveraged buy-outs. Such securities are particularly vulnerable to adverse changes in the issuer's industry and in general economic conditions. Junk bonds frequently are junior obligations of their issuers, so that in the event of the issuer's bankruptcy, claims of the holders of junk bonds will be satisfied only after satisfaction of the claims of senior security holders.

Non-investment grade bonds tend to be more volatile than higher-rated fixed-income securities, so that adverse economic events may have a greater impact on the prices of junk bonds than on higher-rated fixed-income securities. Junk bonds generally are purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the non-investment grade bond market, and the market may be less liquid than the market for higher-rated fixed-income securities, even under normal economic conditions. Also, there may be significant disparities in the prices quoted for junk bonds by various dealers. Adverse economic conditions or investor perceptions (whether or not based on economic fundamentals) may impair the liquidity of this market, and may cause the prices that a Fund may receive for any non-investment grade bonds to be reduced, or might cause a Fund to experience difficulty in liquidating a portion of its portfolio.

The Investment Company currently anticipates than no Fund will invest more than 5% of its total assets in non-investment grade debt securities, although a Fund may hold a larger percentage if investment grade securities have been downgraded after purchase by the Fund.

U.S. Government and U.S. Government Agency Obligations

All of the Funds may invest in U.S. Government and U.S. Government agency obligations. Some of these securities also may be considered money market instruments. Some also may be mortgage-backed securities or zero coupon securities.

U.S. Government Obligations: These securities are issued or guaranteed as to principal and interest by the United States Government. They include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes at the time of issuance have maturities of one to seven years and Treasury bonds generally have a maturity of greater than five years.

U.S. Government Agency Obligations: Agencies of the United States Government that issue or guarantee obligations include, among others, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Student Loan Marketing Association, Maritime Administration, Small Business Administration and the Tennessee Valley Authority. Instrumentalities of the United States Government that issue or guarantee obligations include, among others, Federal Farm Credit Banks, Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks and Banks for Cooperatives.

Some of the securities issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury, while others are supported only by the credit of the instrumentality that issued the obligation.

Money Market Instruments

All of the Funds may purchase money market instruments, which include the following.

Certificates of Deposit. Certificates of deposit are generally short term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

Time Deposits. Time deposits are deposits in a bank or other financial institution for a specified period of time at fixed interest rate, for which no negotiable certificate is received.

Bankers' Acceptance. A bankers' acceptance is a draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Commercial Paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

Variable Amount Floating Rate Notes. Variable floating rate notes are short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. These are interest-bearing notes on which the interest rate generally fluctuates on a weekly basis.

Corporate Debt Securities. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities.

Treasury Bills. See "U.S. Government and U.S. Government Agency Obligations" above.

Because the Money Market Fund and the other Funds generally will purchase only money market instruments that are rated high quality and have short terms to maturity, these money market instruments are considered to have low levels of market risk and credit risk.

Zero Coupon Securities and Discount Notes; Redeemable Securities

The Bond Fund, and the All America Fund to the extent it invests in fixed income securities, may invest in discount notes and zero coupon securities. Discount notes mature in one year or less from the date of issuance. Zero coupon securities may be issued by corporations or by certain U.S. Government agencies.

Discount notes and zero coupon securities do not pay interest. Instead, they are issued at prices that are discounted from the principal (par) amount due at maturity. The difference between the issue price and the principal amount due at maturity (or the amount due at the expected redemption date in some cases if the securities are callable) is called "original issue discount". A Fund must accrue original issue discount as income, even if the Fund does not actually receive any payment under the security during the accrual period. The purchase price paid for zero coupon securities at the time of issuance, or upon any subsequent resale, reflects a yield-to-maturity required by the purchaser from the purchase date to the maturity date (or expected redemption date).

Zero coupon securities and discount notes may fluctuate more in market value and be more difficult for a Fund to resell during periods of interest rate changes in the economy than comparable securities that pay interest in cash at regular intervals. The market values of outstanding debt securities generally decline when interest rates are rising, and during such periods a Fund may lose more investment capital if it sells zero coupon securities prior to their maturity date or expected redemption date than if it sells comparable interest-bearing securities. In general, the longer the remaining term to maturity or expected redemption of a security, the greater the impact on market value from rising interest rates.

Foreign Securities and American Depositary Receipts (ADRs)

In addition to investing in domestic securities, each of the Funds other than the Money Market Fund, may invest in securities of foreign issuers, including securities traded outside the United States. Foreign issues guaranteed by domestic corporations are considered to be domestic securities.

Each of the Funds, other than the Money Market Fund and Bond Fund, may invest in ADRs, which are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States.

The Investment Company has a non-fundamental investment restriction that limits foreign securities, including foreign exchange transactions, and ADRs to 25% of a Fund's total assets. (See "Non-Fundamental Investment Policies", paragraph 2.) The Investment Company currently anticipates that no Fund will invest more than 10% of its total assets in foreign securities or foreign exchange transactions.

The Investment Company will consider special factors before investing in foreign securities and ADRs. These include:

•  changes in currency rates or currency exchange control regulations,

•  the possibility of expropriation,

•  the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards,

•  less liquidity and more volatility in foreign securities markets (not applicable to ADRs),

•  the impact of political, social or diplomatic developments, and

•  the difficulty of assessing economic trends in foreign countries.

The Funds could encounter greater difficulties in bringing legal processes abroad that would be encounter in the United States. In addition, transaction costs in foreign securities may be higher.

Convertible Securities

The Bond Fund, as well as the All America Fund to the extent it invests in debt securities, may invest in convertible debt securities. Convertible securities can be converted by the holder into common stock of the issuer, at the price and on the terms set forth by the issuer when the convertible securities are initially sold. Convertible securities normally provide a higher yield than the underlying stock but a lower yield than a fixed-income security without the convertibility feature. The price of the convertible security normally will vary to some degree with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. The price of the convertible security also will vary to some degree inversely with interest rates.

Equipment Trust Certificates

The Bond Fund may invest in equipment trust certificates. The proceeds of those certificates are used to purchase equipment, such as railroad cars, airplanes or other equipment, which in turn serve as collateral for the related issue of certificates.

The equipment subject to a trust generally is leased by a railroad, airline or other business, and rental payments provide the projected cash flow for the repayment of the equipment trust certificates. Holders of equipment trust certificates must look to the collateral securing the certificates, and any guarantee provided by the lessee or any parent corporation for the payment of lease amounts, in the case of default in the payment of principal and interest on the certificates.

The Investment Company currently has a non-fundamental investment policy that no Fund will invest more than 5% of its total assets in equipment trust certificates.

Asset-Backed Securities

The Bond Fund may invest in securities backed by consumer or credit card loans or other receivables or may purchase interests in pools of such assets.

Changes in interest rates may significantly affect the value of these securities, and prepayment rates will impact the yield and price of the securities. A decline in interest rates may result in increases in prepayment, and a Fund will have to invest prepayment proceeds at the prevailing lower interest rates. Asset-backed securities generally are not expected to prepay to the same extent as mortgage-backed securities in such circumstances. An increase in interest rates may result in prepayment at a rate slower than was assumed when the security was purchased. The creditworthiness of an issuer of asset-backed securities also may impact the value of they securities.

The Investment Company currently has a non-fundamental investment policy that no Fund will:

•  invest more than 10% of its total assets in asset-backed securities,

•  invest in interest-only strips or principal-only strips of asset-backed securities, or

•  purchase the most speculative series or class of asset-backed securities issues.

Mortgage-Backed Securities

The Bond Fund, as well as the All America Fund to the extent it invests in debt securities, may invest in mortgage-backed securities. You should refer to the discussion of Mortgage-Backed Securities in the Prospectus under "Details about How Our Funds Invest and Related Risks — Specific Investments or Strategies and Related Risks".

The Investment Company currently has a non-fundamental investment policy that no Fund will:

•  if the Fund invests primarily in fixed income securities, invest more than 10% of its total assets in mortgage-backed securities that are not also considered to be U.S. Government or U.S. Government agency securities,

•  if the Fund invests primarily in equity securities, invest in mortgage-backed securities unless they are also considered to be U.S. Government Securities,

•  invest in interest-only strips or principal-only strips of mortgage-backed securities, or

•  purchase the most speculative class or series of collateralized mortgage obligation issues or other mortgage-backed securities issues.

Warrants

The All America Fund and Bond Fund may acquire warrants. A warrant is an option to purchase common stock of an issuer and is issued in conjunction with another security, such as a debt obligation. A warrant specifies the price at which the holder may purchase shares of common stock and usually expires after a period of time. A warrantholder generally may pay cash for the common stock to be purchased or may surrender principal amount of the related debt security the warrantholder owns equal to the purchase price for the stock.

The common stock underlying a warrant may not increase in value after the date the warrant was issued, or may not increase up to the warrant exercise price. In this case, the warrant generally would have little value and could expire unexercised.

The Investment Company currently has a non-fundamental investment policy that no Fund will invest more than 5% of its assets in warrants.

Preferred Stock

The All America Fund and Bond Fund may purchase preferred stock. A corporation may issue a form of equity security called preferred stock. Compared to common stock, preferred stock has advantages in the receipt of dividends and in the receipt of the corporation's assets upon liquidation. Preferred stockholders, however, usually do not have voting rights at meetings of the corporation's shareholders.

An issuer of preferred stock must pay a dividend to holders of preferred stock before it distributes a dividend to holders of common stock. When a corporation issues preferred stock, it sets a dividend rate, or a formula to determine the rate. If a corporation does not have sufficient earnings to pay the specified dividend to preferred stockholders, the unpaid dividend may accrue (cumulate) and become payable when the corporation's earnings increase. Bondholders, in contrast, are entitled to receive interest and principal due, regardless of the issuer's earnings.

Some issues of preferred stock give the holder the right to convert the preferred stock into shares of common stock, when certain conditions are met. A holder of preferred stock that is not convertible, or of preferred stock that is convertible but has not met the conditions for conversion, does not share in the earnings of the issuer other than through the receipt of dividends on the preferred stock. The market value of convertible preferred stock generally fluctuates more than the market value of nonconvertible preferred stock, because the value of the underlying common stock will affect the price of the convertible stock.

Preferred stock has the risk that a corporation may not have earnings from which to pay the dividends as they become due. Even if a corporation is paying dividends, if the dividend rate is fixed (and not variable), changes in interest rates generally will affect the market value of the preferred stock in the same manner as for debt obligations.

The Investment Company presently has a non-fundamental investment policy that no Fund will invest more than 10% of its assets in preferred stock.

FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental policies. The Funds may not change these policies unless a majority of the outstanding voting shares of each affected Fund approves the change. No Fund will:

1.  underwrite the securities issued by other companies, except to the extent that the Fund's purchase and sale of portfolio securities may be deemed to be an underwriting;

2.  purchase physical commodities or contracts involving physical commodities;

3.  based on its investments in individual issuers, be non-diversified as defined under the 1940 Act and in addition the Money Market Fund will not invest in any securities that would cause it to fail to comply with applicable diversification requirements for money market funds under the 1940 Act and rules thereunder, as amended from time to time;

4.  based on its investment in an issuer's voting securities, be non-diversified as defined under the 1940 Act, as amended from time to time.

5.  issue senior securities, except as permitted under the 1940 Act and the rules thereunder as amended from time to time;

6.  invest more than 25% of its total assets in the securities of issuers in one industry, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, except that the Money Market Fund may invest more than 25% of its total assets in instruments issued by U.S. banks.

7.  purchase real estate or mortgages directly, but a Fund may invest in mortgage-backed securities and may purchase the securities of companies whose businesses deal in real estate or mortgages, including real estate investment trusts;

8.  borrow money, except to the extent permitted by the 1940 Act and rules thereunder, as amended from time to time; or

9.  lend assets to other persons, except to the extent permitted by the 1940 Act, the rules thereunder and applicable SEC guidelines, as amended from time to time, or pursuant to any exemptive relief granted by the SEC.

Current 1940 Act provisions applicable to fundamental investment restriction #3 above: The 1940 Act and rules thereunder currently restrict a Fund, with respect to 75% of the value of its total assets, from investing more than 5% of its total assets in the securities of any one issuer, other than (i) securities issued or guaranteed by the

United States Government or its agencies or instrumentalities ("U.S. Government Securities"), and (ii) securities of other registered investment companies;

Current 1940 Act provisions applicable to fundamental investment restriction #4 above: The 1940 Act and rules thereunder currently restrict a Fund, with respect to 75% of the value of its total assets, from purchasing more than 10% of the outstanding voting securities of any one issuer other than (i) U.S. Government Securities, and (ii) securities of other registered investment companies, and imposes additional restrictions on the Money Market Fund.

Current 1940 Act provisions applicable to fundamental investment restriction #8 above: The 1940 Act and rules thereunder currently limit a Fund's borrowing to 33 1/3% of total assets (including the amount borrowed) minus liabilities (other than borrowings) and require the reduction of any excess borrowing within three days (excluding Sundays and holidays).

Current 1940 Act provisions applicable to fundamental investment restriction #9 above: The 1940 Act and rules thereunder currently limit a Fund's lending to 33 1/3% of its total assets, with a Fund's entry into repurchase agreements or the purchase of debt securities not being considered the making of a loan for this purpose.

NON-FUNDAMENTAL INVESTMENT POLICIES

The following investment restrictions are not fundamental policies. They may be changed without shareholder approval by a vote of the Board of Directors of the Investment Company, subject to any limits imposed by the 1940 Act or applicable regulatory authorities and subject to each Fund's investment objectives permitted investments. No Fund will:

1.  purchase or sell options or futures contracts or options on futures contracts unless the options or contracts relate to U.S. issuers or U.S. stock indexes and are not for speculation, and in addition (i) a Fund may write only covered call options and may buy put options only if it holds the related securities, (ii) a Fund may invest in futures contracts to hedge not more than 20% of its total assets, and (iii) premiums paid on outstanding options contracts may not exceed 5% of the Fund's total assets;

2.  invest in foreign exchange nor invest more that 25% of its total assets in securities of foreign issuers and American Depositary Receipts (ADRs);

3.  invest for the purpose of exercising control over management of an issuer (either separately or together with any other Funds);

4.  make short sales, except when the Fund owns or has the right to obtain securities of equivalent kind and amount that will be held for as long as the Fund is in a short position;

5.  if its investment policy is to invest primarily in equity securities, purchase mortgage-backed securities unless they are also U.S. Government Securities, or if its investment policy is to invest primarily in fixed income securities, invest more than 10% of its total assets in mortgage-backed securities that are not also U.S. Government Securities;

6.  invest in the securities of any registered investment company except as permitted under the Investment Company Act of 1940 and the rules thereunder, as amended from time to time, or by any exemptive relief granted by the SEC;

7.  purchase securities on margin, except that credits for the clearance of portfolio transactions and the making of margin payments for futures contracts and options on futures contracts shall not constitute the purchasing of securities on margin;

8.  borrow money except for temporary or emergency purposes (not for investment or leveraging) or under any reverse repurchase agreement, provided that a Fund's aggregate borrowings may not exceed 10% of the value of the Fund's total assets and it may not purchase additional securities if its borrowings exceed that limit;

9.  lend more than 10% of its assets;

10.  invest more than 10% of its total assets in securities that are considered to be illiquid because they are subject to legal or contractual restrictions on resale or are otherwise not readily marketable, including repurchase agreements and time deposits that do not mature within seven days but excluding Rule 144A securities and other restricted securities that are determined to be liquid pursuant to procedures adopted by the Board of Directors;

11.  invest more than 5% of its total assets in equipment trust certificates;

12.  invest more than 10% of its total assets in asset-backed securities or purchase the most speculative series or class of asset-backed securities issues;

13.  purchase the most speculative series or class of collateralized mortgage obligation issues or other mortgage-backed securities issues;

14.  invest in interest-only strips or principal only strips of asset-backed securities, mortgage-backed securities or other debt securities;

15.  invest more than 5% of its assets in warrants; or

16.  invest more than 10% of its assets in preferred stock.

Disclosure of Portfolio Securities Information. The policies and procedures of the Investment Company with respect to disclosure of portfolio securities information are set forth in its compliance manual, which has been approved and adopted by the Board of Directors. The Board has also approved the Principal Underwriter's, Adviser's and other service providers' written compliance policies and procedures, which contain their policies and procedures with respect to disclosure of portfolio securities information. The Investment Company posts its top 10 holdings on its website each month. Typically the information is five to ten calendar days old when posted. The Investment Company discloses to shareholders and others only information that is made available to the public, on a quarterly basis. With the sole exception of certain disclosures to certain parties ("Recipients") that are for legitimate business purposes and beneficial to the Investment Company, such as providing information reasonably requested by regulatory authorities, consultants and rating services, no information on portfolio securities will be disclosed to any party until it has first been made available to the public on the Investment Company's website. Requests by Recipients will be reviewed on a case-by-case basis, and, aside from the agreements described below, there are no ongoing arrangements for disclosing information to Recipients. Any disclosures to Recipients may be made only with advance approval of the Chief Executive Officer ("CEO"), Chief Compliance Officer ("CCO") and counsel, must contain limitations on use, must be limited in time, and, if the requested disclosure should include information not already available to the public as stated above, it must be covered by a confidentiality and nondisclosure agreement which includes an agreement not to use the information to make trading decisions on behalf of the Recipient or others.

Recipients at the present time include third-parties that calculate information derived from holdings for use by the Adviser, third parties that supply analyses of holdings, and may include reputable ratings and ranking organizations. Entities receiving this information must agree to: reasonably ensure that the holdings information will be kept confidential, prevent employee use of the information for their personal benefit, and restrict the nature and type of information that they may disclose to third-parties. Primary reliance is placed on the reputation and experience of the third party in properly handling confidential information and non-disclosure agreements when determining that disclosure is not likely to be harmful to a fund.

At this time, the entities receiving information described in the prior paragraph under agreements containing confidentiality obligations are: Factset Research Systems Inc. (full or partial fund holdings daily), Thompson Baseline (full or partial fund holdings daily), Bloomberg Finance, L.P., (full or partial fund holdings daily); Princeton Financial Systems (full or partial fund holdings daily) (periodically when needed); GT Analytics (monthly); and Institutional Shareholder Services, the proxy voting service for portfolio shares (full or partial Fund holdings daily).

Since there has been no disclosure to other Recipients of information which is not otherwise publicly available, there are no other confidentiality agreements in effect as of May 1, 2008 for Recipients. Because of this strict policy on disclosure, the potential for conflict of interest is very low, and the prior approval of the CEO and CCO for disclosure to Recipients, in part, seeks to determine and eliminate such conflicts as may arise and to assure that disclosure of information to Recipients is in the best interests of the Fund's shareholders. Aside from the above listed agreements, there are no special or routine arrangements to permit disclosure of portfolio securities information that is not already available to the public. Further, it is the Investment Company's policy that neither the Investment Company, the Adviser nor any other party receives any compensation for any disclosure of portfolio securities information by the Investment Company

MANAGEMENT OF THE INVESTMENT COMPANY

Directors and Officers

The tables below show information about the Directors and officers of the Investment Company. The Directors of the Investment Company consist of five individuals, four of whom are not "interested persons" of the Investment Company as defined in the Investment Company Act of 1940 ("Independent Directors"). The Directors of the Investment Company are responsible for the overall supervision of the operations of the Investment Company and perform the various duties imposed on directors of investment companies by the Investment Company Act of 1940 and by the laws of Maryland. The Board of Directors elects officers of the Investment Company annually. The address of each Director and officer is c/o Mutual of America Institutional Funds, Inc., 320 Park Avenue, New York, New York 10022-6839.

The Investment Company does not hold annual meetings of shareholders, and each Director has been elected by shareholders to serve until a successor is duly elected at a meeting of shareholders called for the purpose of electing directors. Each officer of the Investment Company has been elected by the Board of Directors to serve until a successor is duly elected. The Independent Directors do not serve as directors of any other investment companies advised by or affiliated with the Adviser with the sole exception of Mr. Waide, who serves on the Board of Directors of Mutual of America Investment Corporation, an affiliated registered investment company, which also receives investment advice from the Adviser.

Independent Directors

Name and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen
George E. Barker, age 75	Since February 27, 2008	Executive Vice President, International Development, American Cancer Society, 2001-2005	U.S. Army War College Foundation, Trustee; Col. John Warren Pershing Estate Foundation, Trustee	7

John T. Sharkey age 71	since February 1996	Chairman & CEO, Kane, Saunders & Smart (consulting), March 2000 to present; Vice President, MCI WorldCom, until December 1999	Michael Smurfit Graduate School of Business (Dublin, Ireland)	7

John Silber age 81	since February 1996	Professor & President Emeritus, Boston University	none	7

Patrick J. Waide, Jr. age 70	since August 1996	Senior Vice President, Administration, Sullivan & Company until March, 1998; Director, Drucker Foundation, 1996-1999, and President, 1999.	Trustee, School for Ethical Education; American Federation for Aging Research, Mutual of America Investment Corporation.	30

Interested Directors

Name, Position and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen
John Greed Chairman, President and Chief Executive Officer, age 48	Chairman of the Board since September 2003	Senior Executive Vice President and Chief Financial Officer, Mutual of America and Mutual of America Holding Company, Inc. since December 2007, prior thereto, Senior Executive Vice President and Treasurer; Senior Executive Vice President, Chief Financial Officer and Treasurer, Mutual of America Investment Corporation and Mutual of America Capital Management Corporation	Mutual of America Holding Company, Inc.	7

Mr. Greed is considered an "interested person" of the Investment Company because of his position with the Adviser.

Officers

Name, Position and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Officer	Number of Portfolios in Fund Complex Overseen
Patrick A. Burns Senior Executive Vice President and General Counsel, age 61	since October 1994	Senior Executive Vice President and General Counsel, Mutual of America, Mutual of America Capital Management Corporation, Mutual of America Securities Corporation, and Mutual of America Investment Corporation; Chairman, President and Chief Executive Officer of Mutual of America Holding Company, Inc.	Mutual of America; Mutual of America Holding Company; Irish American Legal and Education Research Foundation	30

Thomas L. Martin Senior Vice President and Secretary, age 58	since August 2003	Senior Vice President and Associate General Counsel, Mutual of America	none	30

George Medlin, Executive Vice President, Chief Financial Officer and Treasurer, age 55	since February 26, 2007	Executive Vice President and Treasurer, Mutual of America since December 2007, prior thereto, Executive Vice President, Internal Audit, Mutual of America	Director and Board Treasurer, Nassau County Coalition Against Domestic Violence	30

The officers and directors of the Investment Company own none of its outstanding shares (as individuals they are not eligible to purchase Fund shares). The Investment Company has an Audit Committee consisting of all of the independent directors, which meets four times per year prior to each and every quarterly Board meeting. The purposes of the Committee are to assist the Board with its oversight of management and the Investment Company's auditors regarding corporate accounting, financial reporting practices, and the quality and integrity of the Investment Company's financial reports, including the Investment Company's compliance with legal and regulatory requirements, the independent auditors' qualifications and independence, the performance of the Investment Company's internal audit function and of its independent auditors, and the preparation of all reports required by SEC rules. The Audit Committee met four times in 2007. Mr. Kevin Kearney, who resigned from the Board effective April 24, 2008 was the Chairman of the Audit Committee and Mr. Waide is the Audit Committee Financial expert. A successor Audit Committee Chairman will be elected at the Board meeting scheduled for May 6, 2008.

The Investment Company has formed a nominating committee consisting of all of the independent directors, which meets on an as-needed basis. The purposes of the Committee are to assist the Board, as necessary by identifying individuals qualified to become Board members; to recommend to the Board the director nominees if any are to be voted on at the next annual meeting of shareholders; to assist the Board in the event of any vacancy on the Board by identifying individuals qualified to become Board members, and to recommend to the Board qualified individuals to fill any such vacancy; and to recommend to the Board, director nominees for each Board committee. The Nominating Committee did not meet in 2007, but met on February 21, 2008 to recommend a slate of candidates for the election of the entire Board to be voted on by shareholders at a shareholder meeting taking place on May 5, 2008. The Committee will consider nominees recommended by shareholders. Shareholders may submit nominations in writing to the Secretary of Mutual of America Institutional Funds, Inc., 320 Park Avenue, New York, New York 10022-6839.

Set forth below is a table showing compensation paid to the Independent Directors during 2007. The cost of compensating Independent Directors is divided equally among the Funds. The Interested Director and officers of the Investment Company do not receive compensation from the Investment Company for their services.

Name of Director	Aggregate Compensation from Investment Company(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Benefits Upon Retirement	Total Compensation from Investment Company and Other Investment Companies in Complex(2)
Kevin M. Kearney	$38,000	None	None	$38,000
John T. Sharkey	$36,000	None	None	$36,000
Stanley Shmishkiss	$36,000	None	None	$36,000
John R. Silber	$36,000	None	None	$36,000
Patrick J. Waide, Jr.	$38,000	None	None	$76,000

Note: Mr. Shmishkiss resigned from the Board effective February 26, 2008. Mr. Kearney resigned effective April 24, 2008. Mr. Barker is not shown because he did not serve on the Board in 2007 and thus received no compensation from the Investment Company in 2007. Mr. Barker was appointed to fill the vacancy created by Mr. Shmishkiss' departure, on February 27, 2008.

(1)    Directors who are not "interested persons" of the Investment Company received from the Investment Company in 2007 an annual retainer of $24,000 and a fee of $1,500 for each Board or Committee meeting attended. In addition, they receive business travel and accident insurance and life insurance coverage of $75,000. The Audit Committee Chairman and Financial Expert each receive an additional $500 for each committee meeting attended.

(2)    Directors who are not interested persons do not serve on the Board of any other investment company in the same complex as the Investment Company, with the sole exception of Mr. Waide, who is a director of Mutual of America Investment Corporation, an affiliated registered investment company.

The following table shows the shares of each Fund owned by each director of the Investment Company.

Fund	John Greed	John T. Sharkey	John Silber	Patrick J. Waide, Jr.
Equity Index	None	None	None	None
All America	None	None	None	None
Mid Cap Equity Index	None	None	None	None
Small Cap Value	None	None	None	None
Small Cap Growth	None	None	None	None
Bond	None	None	None	None
Money Market	None	None	None	None

As of December 31, 2007, Mutual of America Life Insurance Company (Mutual of America), together with its affiliates, owned approximately $23.8 million of the All America Fund's shares, $36.1 million of the Mid-Cap Equity Index Fund's shares, $1.8 million of the Small Cap Value Fund's shares, $2.0 million of the Small Cap Growth Fund's shares, $8.1 million of the Bond Fund's shares, and $1.7 million of the Money Market Fund's shares. Mutual of America has the right to vote its shares at any meeting of shareholders. Based on its ownership of shares on the date of this Statement of Additional Information, Mutual of America and its affiliates will control the outcome of voting by shareholders of each of the All America, Mid-Cap Equity Index, Small Cap Value and Small Cap Growth Funds. The address for Mutual of America, a New York corporation, is 320 Park Avenue, New York, NY 10022-6839.

INVESTMENT ADVISORY ARRANGEMENTS

Investment Adviser. The Investment Company's investment adviser is Mutual of America Capital Management Corporation (the "Adviser" or "Capital Management"), an indirect wholly-owned subsidiary of Mutual of America. The Adviser's address is 320 Park Avenue, New York, New York 10022-6839. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940. The Adviser provides investment management services to the Investment Company, Mutual of America Investment Corporation and the General Account of Mutual of America. The Adviser provides advisory services for the Investment Company's Funds, in accordance with the Funds' investment policies, objectives and restrictions as set forth in the Prospectus and this SAI. The Adviser's activities are subject at all times to the supervision and approval of the Investment Company's Board of Directors. Under the Investment Advisory Agreement, the Adviser agrees to provide investment management services to the Investment Company. These services include:

•  performing investment research and evaluating pertinent economic, statistical and financial data;

•  consultation with the Investment Company's Board of Directors and furnishing to the Investment Company's Board of Directors recommendations with respect to the overall investment plan;

•  implementation of the overall investment plan, including carrying out decisions to acquire or dispose of investments;

•  management of investments;

•  reporting to the Investment Company's Board of Directors on a regular basis on the implementation of the investment plan and the management of investments;

•  maintaining all required records;

•  making arrangements for the safekeeping of assets; and

•  providing office space facilities, equipment, material and personnel necessary to fulfill its obligations.

The Adviser is responsible for all expenses incurred in performing the investment advisory services, including compensation of officers and payment of office expenses, and for providing investment management services.

Advisory Fees. As compensation for its services to each of the Funds of the Investment Company, the Funds pay the Adviser a fee at the following annual rates of net assets, calculated as a daily charge:

Equity Index Fund — .125%

All America Fund — .50%

Mid-Cap Equity Index Fund — .125%

Small Cap Value Fund — .85%

Small Cap Growth Fund — .85%

Bond Fund — .45%

Money Market Fund — .20%

Investment Advisory Fees Paid by Funds to Adviser

Fund	2007		2006	2005
Equity Index	$102,153		$82,164	$68,843
All America	$362,059		$294,541	$279,241
Mid-Cap Equity Index	$69,245		$68,253	$56,614
Aggressive Equity (see note)	$173,239		$168,121	$145,007
Small Cap Value	$19,604	(see note)	N/A (see note)	N/A (see note)
Small Cap Growth	$17,918	(see note)	N/A (see note)	N/A (see note)
Bond	$319,007		$279,082	$255,824
Money Market	$190,708		$174,474	$127,370
Total Fees	$1,253,933		$1,066,635	$932,899

Note: The Aggressive Equity Fund was liquidated on February 7, 2008. The Small Cap Value and Small Cap Growth Funds commenced operations on May 1, 2007.

Other Fund Expenses. Each Fund is responsible for paying its advisory fee and other expenses incurred in its operation, including:

•  brokers' commissions, transfer taxes and other fees relating to the Fund's portfolio transactions,

•  directors' fees and expenses,

•  fees and expenses of its independent certified public accountants,

•  fees and expenses of its legal counsel,

•  the cost of the printing and mailing semi-annual reports to shareholders, Proxy Statements, Prospectuses, Prospectus Supplements and Statements of Additional Information,

•  the cost of preparation and filing registration statements and amendments thereto,

•  accounting and recordkeeping services,

•  bank transaction charges and custodian's fees,

•  any proxy solicitors' fees and expenses,

•  SEC filing fees,

•  any federal, state or local income or other taxes,

•  any membership or licensing fees of the Investment Company Institute and similar organizations,

•  fidelity bond and directors' liability insurance premiums, and

•  any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

Expense Reimbursements by the Adviser. The Adviser limits the expenses of each Fund, other than for brokers' commissions, transfer taxes and other fees relating to portfolio transactions and extraordinary expenses, to the amount of the investment advisory fees paid by the Fund to the Adviser, which are at an annual rate of .85% of the net assets of the the Small Cap Value Fund and the Small Cap Growth Fund, .50% of the net assets of the All America Fund, .45% of the net assets of the Bond Fund, .20% of the net assets of the Money Market Fund, and .125% of the net assets of each of the Equity Index Fund and Mid-Cap Equity Index Fund. This expense limitation obligation of the Adviser was contractual for the initial period April 1, 2002 through December 31, 2002 and renews each calendar year thereafter unless the Adviser notifies the Investment Company of its termination at least two weeks prior to the new calendar year. The limitation was not terminated, and remains in effect through 2008. The Adviser has voluntarily limited the Funds' expenses since the inception of each Fund, and the Adviser could decide to discontinue reimbursements upon the termination of its contractual obligation.

Additional Disclosure — Portfolio Managers of the Adviser

Additional Information Concerning Portfolio Managers

The following information is current as of December 31, 2007.

Portfolio Manager Compensation — Adviser

This description of the structure of, and the method used to determine the compensation of, the portfolio managers applies to all portfolio managers of the Adviser and the person overseeing the index Funds of the Investment Company.

All portfolio managers of the Adviser receive a fixed base annual salary and may qualify for an annual incentive compensation award, or bonus. The bonus is based upon the pre-tax annual performance of the portions or segments of Funds managed by the portfolio manager relative to the appropriate nationally recognized benchmarks which have been selected for each portion or segment ("portfolio"), which can be adjusted by a factor related to the performance of the Insurance Company. The portfolio benchmarks consist of well-recognized indices such as the Standard and Poor's® 500 Index, and the Russell 2000® Index, which vary by portfolio and are more specifically described by portfolio in the Prospectus and this SAI.

All employees of the Adviser are entitled to health insurance, group life insurance and group disability coverage, a non-contributory defined benefit pension plan, and an employer-matched 401(k) plan. Certain senior management employees are also eligible for a long term performance-based incentive compensation plan. Under the plan, shares are granted each year and generally vest over a three-year period. The value of such shares is based upon increases in the Insurance Company's General Account statutory surplus and the maintenance of certain financial ratios. No relocation plan applies to the portfolio managers.

Name	Title	Portfolios Managed/Overseen	Incentive Compensation Benchmark
Stephen Rich	Executive Vice President Portfolio Manager	Small Cap Value (All America Fund) Small Cap Value Fund	Russell 2000® Value Russell 2000® Value

Andrew Heiskell	Executive Vice President Director of Fixed Income	Bond Fund	Lehman Brothers Aggregate

Thomas Dillman	Executive Vice President	Large Cap portfolio (All America Fund)	S&P 500®

Gary Wetterau	Executive Vice President Portfolio Manager	Bond Fund	Lehman Brothers Aggregate

Marguerite Wagner	Executive Vice President Portfolio Manager	Small Cap Growth (All America Fund) Small Cap Growth Fund	Russell 2000® Growth Russell 2000® Growth

Eleanor Innes	Second Vice President	Equity Index Mid-Cap Equity Index	S&P 500® S&P 400®

Other Information — Adviser

The Adviser's portfolio managers do not manage funds or portfolios for entities other than clients of the Adviser. The Adviser manages only funds of Mutual of America Institutional Funds, Mutual of America Investment Corporation, Inc., and a few individually managed pension plans holding contracts with the Insurance Company, all of which are identified below. In regard to possible conflicts, if a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Funds have adopted procedures for allocating portfolio transactions across multiple Funds and accounts. The following information concerning the portfolio managers and the person, overseeing the index Funds is in addition to that provided in the Prospectus under the heading, "Portfolio Managers".

The section under each person's name entitled "Ownership of Securities" sets forth a range within which the person's investments in the Investment Company Funds fall. The access persons of the Adviser are subject to restrictions contained in the Code of Ethics adopted by the Adviser in accordance with Rule 204A-1 under the Investment Advisers Act of 1940, which addresses conflicts of interest between access persons and a Fund. Trades are allocated pro rata among clients. The information is presented in tabular format followed by more detailed explanatory text.

Name	Title	Registered Investment Companies [Assets as of 12/31/08]	Other Pooled Investment Vehicles	Other Accounts	Dollar Range of Securities owned in the Fund*
Stephen Rich	Executive Vice President, Portfolio Manager	Institutional Funds ("IF") All America Fund Small Cap Value portfolio [$6 million] IF Small Cap Value Fund [$4 million] IF Aggressive Equity Small Cap Value Fund [$2 million] Mutual of America Investment Corporation ("MOAIC") All America Fund Small Cap Value portfolio [$39 million] MOAIC Small Cap Value Fund [$215 million] MOAIC Mid Cap Value Fund [$40 million]	0	1 [$61 million]	0

Marguerite Wagner	Executive Vice President, Portfolio Manager	IF All America Fund Small Cap Growth portfolio [$6 million] IF Small Cap Growth Fund [$4 million] IF Aggressive Equity Fund Small Cap Growth portfolio [$2 million] MOAIC All America Fund Small Cap Growth portfolio [$40 million] MOAIC Small Cap Growth Fund [$223 million]	0	1 other account [$8 million]	0

Andrew Heiskell	Executive Vice President, Portfolio Manager	IF Bond Fund [$50 million] MOAIC Bond Fund [$383 million] MOAIC Mid-Term Bond Fund [$122 million] MOAIC Composite Fund Fixed Income portfolio [$90 million]	0	6 other accounts: [$46 million] [$13 million] [$6 million] [$15 million] [$5.57 billion] [$4 million]	0

Name	Title	Registered Investment Companies [Assets as of 12/31/07]	Other Pooled Investment Vehicles	Other Accounts	Dollar Range of Securities owned in the Fund*
Thomas Dillman	Executive Vice President	IF All America Fund Large Cap portfolio [$12 million] MOAIC All America Fund Large Cap portfolio [$78 million] MOAIC Composite Fund Large Cap portfolio [$128 million]	0	1 other account [$133 million]	0

Name	Title	Registered Investment Companies [Assets as of 12/31/07]	Other Pooled Investment Vehicles	Other Accounts	Dollar Range of Securities owned in the Fund*
Gary Wetterau	Executive Vice President, Portfolio Manager	IF Bond Fund [$50 million] MOAIC Bond Fund [$383 million] MOAIC Mid-Term Bond Fund [$122 million] MOAIC Composite Fund Fixed Income portfolio [$90 million]	0	6 other accounts: [$46 million] [$13 million] [$6 million] [$15 million] [$5.57 billion] [$4 million]	0

Eleanor Innes	Second Vice President	IF Equity Index Fund [$55 million] IF Mid-Cap Index Fund [$51 million] IF All America Fund Indexed portfolio [$35 million] MOAIC Equity Index Fund [$816 million] MOAIC Mid-Cap Index Fund [$379 million] MOAIC All America Fund Indexed portfolio [$232 million]	0	0	0

* Note: The Investment Company is only available to institutional investors.

Stephen Rich — Executive Vice President, Portfolio Manager

• Length of Service:	4 years at Adviser, 17 years investment experience

• Role:	Portfolio manager for the Small Cap Growth Fund and Small Cap Growth portfolio of the All America Fund

• Education:	Undergraduate, Princeton University; MBA, New York University

Marguerite Wagner — Executive Vice President, Portfolio Manager

• Length of Service:	3 years at Adviser, 23 years investment experience

• Role:	Portfolio manager for the Small Cap Growth Fund and Small Cap Growth portfolio of the All America Fund

• Education:	Undergraduate, Penn State University; MBA, New York University

Andrew Heiskell — Executive Vice President, Portfolio Manager

• Length of Service:	16 years at Adviser, 33 years investment experience

• Role:	Sets fixed income strategy and manages the Bond Fund, Fixed Income portfolios

• Education:	Undergraduate, University of Tennessee; JD, Georgia School of Law

Thomas Dillman — Executive Vice President

• Length of Service:	4.5 years at Adviser, 27 years investment experience

• Role:	Director of research, manages large cap portfolios

• Education:	Undergraduate and MS Ed., Lehigh University; MBA University of Pennsylvania (Wharton)

Gary Wetterau — Executive Vice President, Portfolio Manager

• Length of Service:	12 years at Adviser, 20 years investment experience

• Role:	Manager of mortgage backed portfolio of fixed income funds and portfolios

• Education:	Undergraduate, U.S. Air Force Academy; MBA University of Arizona

Eleanor Innes — Second Vice President

• Length of Service:	8 years at Adviser, 15 years investment experience

• Role:	Oversees the index portfolios

• Education:	Undergraduate, State University of New York at Binghamton

Subadvisory Fees. There were no Subadvisory fees paid during 2007. Prior to July 29, 2005, the Adviser paid a Subadviser for advisory services it provided to the All-America Fund at the annual rate of .30% of net assets, calculated as a daily charge.

Fees Paid by Adviser to Subadviser
For Past Three Years

Subadviser	2007	2006	2004
Oak Associates, Ltd.	$0	$0	$9,783
Total	$0	$0	$9,783

Codes of Ethics. The Investment Company, the Adviser and the Securities Corporation have adopted codes of ethics under Rule 17j-1 of the 1940 Act and the Adviser has adopted a code of ethics which also complies with Rule 204A-1 of the Investment Advisers Act of 1940. Persons subject to these codes (generally, persons with access to information about investment programs of the Funds) may not purchase securities in which the Funds may invest unless their purchases have been precleared in accordance with the codes and do not occur within certain black-out periods imposed under the codes. The Investment Company has also adopted a code of ethics applicable to its chief executive officer and its principal financial and accounting officers as disclosed in its shareholder reports.

ADMINISTRATIVE AGREEMENTS

Accounting and Recordkeeping Agent

The Adviser serves as accounting and recordkeeping agent for the Funds. Under its Investment Accounting Agreement with the Investment Company, the Adviser performs accounting and recordkeeping functions related to portfolio transactions as required by the Investment Company Act, provides the Investment Company with accounting and related reports on a periodic basis, and calculates the net asset value of each Fund in the manner described in the Prospectus.

As compensation for its services, the Adviser receives from each Fund a monthly base fee of $500 plus a monthly minimum fee of $2,000, or if an asset-based fee of .0225% of the Investment Company net assets would result in a fee greater than the aggregate of the Fund minimums, the Fund's proportion of the asset-based fee, and is reimbursed for out-of-pocket expenses it incurs in performing its services to the Investment Company. The Adviser has entered into an arrangement with Mutual of America for the provision of investment accounting and recordkeeping, legal and certain other services in connection with the Investment Company.

Transfer Agent

State Street Bank and Trust Company ("State Street") serves as transfer agent and dividend disbursing agent for Fund shares. Under its Transfer Agency and Service Agreement, as amended, with the Investment Company, State Street is obligated to maintain shareholder accounts to reflect purchases and redemptions of Fund shares; prepare and transmit payments for dividends and distributions declared by the Investment Company; mail proxy materials, shareholder reports and prospectuses to current shareholders; and prepare and mail account and confirmation statements for shareholders. State Street's address is P.O. Box 1978, Boston, Massachusetts 02105, Attn: Mutual Fund Services.

For its services, State Street receives from each Fund a monthly maintenance fee based on the number of holders of Fund shares, ranging from a minimum of $1,000 per month for 0-15 shareholders to $2,500 per month for 51-200 shareholders, and a trade processing fee for each trade and is reimbursed for out-of-pocket expenses.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Selection of Brokers and Dealers

The Adviser is responsible for decisions to buy and sell securities for the Funds of the Investment Company for which it provides services as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid.

•  The Adviser selects broker-dealers which, in its best judgment, provide prompt and reliable execution at favorable security prices and reasonable commission rates.

•  The Adviser may select broker-dealers which provides it with research services and may cause a Fund to pay such broker-dealers commissions which exceed those other broker-dealers may have charged, if in the Adviser's view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer.

•  When purchasing or selling securities trading on the over-the-counter market, the Adviser will generally execute the transaction with a broker engaged in making a market for such securities.

•  The Adviser may place certain orders with its affiliates, subject to the requirements of the 1940 Act.

•  No transactions may be effected by a Fund with an affiliate of the Adviser acting as principal for its own account.

Brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made. Some brokerage firms routinely provide research and statistical data to their customers, and some firms customarily provide research reports on particular companies and industries to customers that place a certain volume of trades with them.

The Adviser will place orders with brokers providing useful research and statistical data services if reasonable commissions can be negotiated for the total services furnished even though lower commissions may be available from brokers not providing such services. The Adviser uses these services in connection with all investment activities, and some of the data or services obtained in connection with the execution of transactions for the Investment Company may be used in managing other investment accounts. Conversely, data or services obtained in connection with transactions in other accounts may be used by the Adviser in providing investment advice to the Investment Company. To the extent that the Adviser uses research and statistical data services so obtained, its expenses may be reduced and such data has therefore been and is one of the factors considered by the Adviser in determining its fee for investment advisory services.

At times, transactions for the Investment Company may be executed together with purchases or sales of the same security for other accounts of the Adviser. When making concurrent transactions for several accounts, an effort is made to allocate executions fairly among them. Transactions of this type are executed only when the Adviser believes it to be in the best interests of the affected Fund(s), as well as any other accounts involved. However, the possibility exists that concurrent executions may work out to the disadvantage of the Fund(s) involved.

The Investment Company paid aggregate brokerage commissions of $95,932 in 2007, $101,705 in 2006 and $131,376 in 2005.

Commissions to Affiliated Brokers

For the years 2005, 2006 and 2007 no commissions were paid to affiliated brokers.

Portfolio Turnover

The Adviser does not consider portfolio turnover rate to be a limiting factor when it deems it appropriate to purchase or sell securities for a Fund. The portfolio turnover rate for a Fund in any year will depend on market conditions, and the rate may increase depending on market conditions or if a new portfolio manager for a Fund restructures the Fund's holdings. The Adviser does not consider how long a Fund has held a security, or how capital gain upon sale would be characterized, in deciding whether to sell that security.

The Equity Index Fund and the Mid-Cap Equity Index Fund each attempt to duplicate the investment results of an S&P Index. As a result, the Adviser anticipates that these Funds will hold investments generally for longer periods than actively managed funds.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Net Asset Value

An investor purchases or redeems shares of a Fund at net asset value. A Fund's net asset value is equal to:

•  the sum of the value of the securities the Fund holds,

•  plus any cash or other assets, including interest and dividends accrued, and

•  minus all liabilities, including accrued expenses.

The net asset value of each Fund is determined once daily immediately after the declaration of dividends, if any, and is determined as of the time of the close of the regular trading session on the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on each day during which such Exchange is open for trading (a Valuation Day). A Valuation Period for calculation of a Fund's net asset value per share is the period after the close of a Valuation Day and ending at the close of the next Valuation Day.

A Fund's net asset value per share is equal to the Fund's net asset value divided by the number of Fund shares outstanding.

Pricing of Securities Held by the Funds

In determining a Fund's net asset value, the Adviser must value the securities and other assets the Fund owns.

1)  If market quotations are readily available for an investment, the Adviser uses market value as follows:

•  An equity security will be valued at the last sale price for the security on the principal exchange on which the security is traded, or at the last bid price on the principal exchange on which such security is traded if such bid price is of a more recent day than the last sale price.

•  For any equity security not traded on an exchange but traded in the over-the-counter market, the value will be the last sale price available, or if no sale, at the latest available bid price.

•  Debt securities will be valued at a composite fair market value, "evaluated bid," which may be the last sale price, by a valuation service selected by the Adviser and approved by the Investment Company's Board of Directors.

2)  If there are any portfolio securities or assets for which market quotations are not readily available, or for other reasons set forth in the Prospectus, the Adviser will use fair value pricing, as determined in good faith by or under the direction of the Board of Directors of the Investment Company. See Pricing of Fund Shares in the Prospectus.

3)  If a money market security has a remaining maturity of 60 days or less, the Adviser will use the amortized cost method of valuation to approximate market value, as follows:

•  A security is initially valued at cost on the date of purchase (or at market value on the 61st day prior to maturity if the security had more than 60 days remaining to maturity at date of purchase by a Fund), and the Adviser assumes constant proportionate amortization in value until maturity of any discount or premium.

•  The maturity of a variable rate certificate of deposit is deemed to be the next coupon date on which the interest rate is to be adjusted.

•  Market value will be used instead if the amortized cost value is materially different from the actual market value of the security.

4)  For stock options and futures contracts, these valuations apply:

•  Stock options written by a Fund are valued at the mean of the last bid and asked price on the principal exchange where the option is traded, as of the close of trading on that exchange.

•  When a Fund writes a call option, the amount of the premium is included in the Fund's assets and the market value of the call is included in its liabilities and adjusted thereafter to current market value.

•  If a call expires or if the Fund enters into a closing purchase transaction, it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished.

•  If a call is exercised, the Fund realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale increased by the premium originally received.

•  A premium a Fund pays on the purchase of a put will be deducted from a Fund's assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put.

•  Futures contracts, and options thereon, traded on commodities exchanges are valued at their official settlement price as of the close of such commodities exchanges.

Frequent Transfers

The Prospectus discloses the Investment Company's Policy on frequent transfers. The Investment Company has not entered into arrangements with any persons or entities to permit frequent transfers and no such arrangements are permitted.

TAXATION OF THE INVESTMENT COMPANY

Taxes on Funds' Investment Earnings and Income

Each Fund intends to qualify and elect treatment as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. A Fund will not owe Federal income tax on the ordinary income and net realized capital gains that it distributes to shareholders, if it qualifies as a regulated investment company and satisfies certain requirements including diversification, gross income, and minimum income distribution rules that are necessary to qualify as a regulated investment company.

If a Fund were to fail to qualify as a regulated investment company, it would be subject to Federal income tax on its ordinary income and net realized capital gains, whether or not it distributes the income and gains to shareholders. If the Funds were to pay Federal income tax, their investment performance would be negatively affected.

Generally, Section 4982 of the Code imposes an excise tax of 4% on a regulated investment company that does not make a "required distribution" to shareholders of 98% of its ordinary income for each calendar year and 98% of its capital gain income for the one year period ending October 31 of each year, plus certain undistributed income from previous years. Each Fund intends to make the "required distributions" in the amounts and at the times necessary and to thereby avoid the excise tax. If a Fund were to distribute less than the required amount, then the 4% excise tax would apply to the deficiency, which would reduce the investment performance of the Funds.

Income Dividends and Capital Gains Distributions

The Investment Company declares dividend distributions in June, September and December in the case of net investment income and in September and December in the case of net realized short or long-term capital gains. A shareholder's dividend distributions are automatically reinvested in full or fractional shares of the Fund to which they relate, unless the shareholder elects on its application or an amendment to the application either (1) to receive dividend distributions in cash or, (2) in the case of distributions by the Equity Index, All America, Mid-Cap Equity Index, Small Cap Value, Small Cap Growth and Bond Funds, to purchase shares of the Money Market Fund (in which case the $5,000 minimum is waived).

Cash dividend distributions are paid by wire transfer of Federal funds. Payment of dividends normally will be made on the first business day of the following month at the net asset value as of the last business day of the month in which the dividend distribution is declared. Dividends and other distributions are taxable to a Fund's shareholders even though they are reinvested in additional shares of the Fund.

TAXATION OF U.S. SHAREHOLDERS

The discussion below provides information that may be helpful to a shareholder, but it is not a detailed explanation of the Federal income tax treatment of a shareholder. In addition, the discussion does not address state, local or foreign taxation. Potential purchasers of shares of a Fund are encouraged to consult their tax advisers regarding specific questions as to Federal, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in a Fund as well. Many of the rules set forth below do not apply to not-for-profit organizations and other entities that are not subject to Federal income taxation.

Characterization of Funds' Distributions. Dividends paid by a Fund out of its ordinary income and distributions of a Fund's net realized short-term capital gains (jointly, the "ordinary income dividends") are taxable to its shareholders as ordinary income. Distributions made from a Fund's net realized long-term capital gains, including long-term gains from certain transactions in futures and options, (the "capital gain dividends") are taxable to the Fund's shareholders as long-term capital gain.

Passive Foreign Investment Company ("PFIC"). Due to investment laws in certain foreign countries, it is possible that a Fund's investments in equity securities in such countries may consist of shares of investment companies (or similar investment entities) organized under foreign law or of ownership interests in special accounts, trusts or partnerships. If the Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will be treated as owning shares in a PFIC for U.S. federal income tax purposes and may be subject to U.S. Federal income tax law in certain circumstances.

Foreign Currency Gains or Losses. Foreign currency gains or losses from certain debt instruments are generally treated as ordinary income or loss. These gains or losses will generally increase or decrease the amount of a Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if losses of this nature exceed a Fund's other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary income dividend distributions. Any such distribution made before the losses were realized (but in the same taxable year) would be recharacterized as a return of capital to a Fund's shareholders, thereby reducing the shareholders' basis in the Fund's shares, and resulting in a capital gain for any shareholder who received a distribution greater than that shareholder's basis in the Fund's shares (assuming the shares were held as capital assets).

Taxation of Foreign Country Income. Investment income received by a Fund may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes. These foreign taxes will reduce the amount of funds available for distributions by a Fund, but are included in the taxable income reported by the Fund's shareholders. Since stock and securities of foreign issuers held by any Fund will be limited, the Fund's shareholders will not be able to claim a credit or deduction for these foreign taxes paid by a Fund.

Redemptions and Exchanges. Redemptions and exchanges of a Fund's shares are taxable events, and shareholders may realize gains or losses on such events. A shareholder's loss realized on a sale or exchange of shares of a Fund will be disallowed if the shareholder acquires other Fund shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Fund shares held for more than one year, which is not disallowed, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such shares.

Original Issue Discount. The Funds may purchase debt securities that contain original issue discount. Original issue discount that accrues in a taxable year is treated as income earned by a Fund and is subject to the distribution requirements of the Internal Revenue Code. A Fund, however, generally will not receive any cash income for the original issue discount income it earns in a taxable year. Accordingly, there is a risk that the Fund may have to sell other securities to satisfy distribution requirements under the Internal Revenue Code. Debt securities that a Fund acquires also may be subject to the market discount rules.

Capital Gains Rates for Entities Other than Individuals. Capital gains of corporations are subject to tax at the same rates applicable to ordinary income. Capital losses may be used only to offset capital gains and excess net capital loss may be carried back three years and forward five years.

Dividends Received Deductions. Certain corporations are entitled to a 70% dividends received deduction for distributions from certain domestic corporations. The Equity Index, All America, Mid-Cap Equity Index, Small Cap Value and Small Cap Growth Funds will designate the portion of any distributions that qualify for the 70% dividends received deduction. The amount designated may not exceed the amount received by the Fund for its taxable year that qualifies for the dividends received deduction. (Since none of the income of the Bond Fund or the Money Market Fund is expected to be derived from dividends from domestic corporations, it is not anticipated that any portion of the ordinary income dividends of the Bond Fund or the Money Market Fund will qualify for the dividends received deduction.)

Qualified Dividend Income. Certain dividends paid by the Equity Index, All America, Mid-Cap Equity Index, Small Cap Value and Small Cap Growth Funds may be subject to a maximum rate of 15% with respect to non-corporate taxpayers, as provided for by the Jobs Growth Tax Relief Act of 2003.

Private Foundations. Private foundations and their managers are subject to excise taxes under the Code if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation in carrying out its exempt purposes.

The factors that a foundation manager may take into account in assessing an investment under this standard include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation's portfolio. A substantial percentage of investments of certain "private operating foundations", as defined in the Code, may be restricted to assets directly devoted to their tax-exempt purposes. Each manager of a private foundation should consult the manager's and the foundation's tax advisers regarding the foregoing considerations.

Endowment Funds. Investment managers of endowment funds should consider whether the acquisition by such funds of shares in the Funds is legally permissible. This is not a matter of federal law, but is determined under applicable state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted in various forms by a large number of states, participation in mutual funds or similar organizations, in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund, is permitted. Each investment manager of an endowment fund should consult the endowment fund's counsel regarding the foregoing considerations.

Retirement Trusts, Including Qualified Plans. The Funds may accept investments from tax-qualified pension, profit-sharing or stock bonus plans, governmental plans and units, and Taft-Hartley plans (all such entities hereinafter being referred to as "Retirement Trusts"). A fiduciary of a Retirement Trust other than a governmental plan or unit (a "Qualified Plan") is subject to certain requirements under the Employee Retirement Income Security Act of 1974, as amended (ERISA), including the discharge of duties solely in the interest of, and for the exclusive purpose of providing benefits to, the Qualified Plan's participants and beneficiaries.

In considering an investment in the Funds of a portion of the assets of any Qualified Plan, a fiduciary should consider, among other factors: (a) whether the investment is permitted by the documents and instruments governing the Qualified Plan; (b) whether the investment satisfies the diversification requirements of Section 404(a)(1)(C) of ERISA, if applicable; (c) whether the investment provides sufficient liquidity to permit benefit payments to be made as they become due; (d) whether the investment is for the exclusive purpose of providing benefits to participants and their beneficiaries; and (e) whether the investment may constitute a "prohibited transaction" (within the meaning of Section 406 of ERISA and Section 4975(c) of the Code). Each fiduciary of a Qualified Plan (and any other person subject to ERISA) should consult such person's tax or other advisers regarding the foregoing considerations.

Shareholder Withholding

The Investment Company may be required to withhold for Federal income tax ("back-up withholding") from distributions made and the proceeds of redemptions to a shareholder who is not exempt from back-up withholding, because the shareholder has not provided a correct taxpayer identification number or made required certifications, or when the Investment Company or the shareholder has been notified by the Internal Revenue Service that the shareholder is subject to back-up withholding. Ordinary income dividends paid by a Fund to a shareholder that is a nonresident alien or a foreign entity will be subject to a 28% U.S. withholding tax applicable to foreign persons, unless a reduced rate of withholding or a withholding exemption is provided under applicable law or an applicable tax convention between the United States and a particular foreign country. Foreign shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

YIELD AND PERFORMANCE INFORMATION

Performance information is computed separately for each Fund in accordance with the formulas described below. At any time in the future, total return and yields may be higher or lower than in the past and there can be no assurance that any historical results will continue.

Yield of the Money Market Fund. The Money Market Fund calculates a seven-day "current yield" (eight days when the seventh prior day has no net asset value because the Investment Company is closed on that day) based on a hypothetical shareholder account containing one share at the beginning of the seven-day period. The return is calculated for the period by determining the net change in the hypothetical account's value for the period, excluding capital changes. The net change is divided by the share value at the beginning of the period to give the base period return. This base period return is then multiplied by 365/7 to annualize the yield figure, which is carried to the nearest one-hundredth of one percent.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the Money Market Fund are included in the hypothetical account for the beginning of the period but changes in these items during the period are not included in the value for the end of the period. Income other than investment income is excluded for the period. Values also reflect asset charges (for advisory fees) as well as brokerage fees and other expenses.

Current yields will fluctuate daily. Accordingly, yields for any given seven-day period do not necessarily represent future results. It should be remembered that yield depends on the type, quality, maturities and rates of return of the Money Market Fund's investments, among other factors. It also should not be compared to the yield of money market funds made available to the general public because they may use a different method to calculate yield. In addition, their yields are usually calculated on the basis of a constant one dollar price per share and they pay out earnings and dividends which accrue on a daily basis.

The following is an example of the calculation of the Money Market Fund's current yield of 4.24% for the seven-day period ended December 31, 2007 (excluding Christmas Day). Yields may fluctuate substantially from the example shown.

1.  Value for December 24, 2007..........$14.821070

2.  Value for December 31, 2007 (exclusive of capital changes and any non-investment income)..........$14.833134

3.  Net change equals Line 1 subtracted from Line 2..........$.012064

4.  Base period return equals Line 3 divided by Line 1..........00814

5.  Current yield equals Line 4 annualized (multiplied by 365/7)..........4.24%

The Money Market Fund calculates effective yield by following Steps 1 - 4 above to obtain a base period return, then compounding the base period return as follows:

Effective Yield = [(Base Period Return + 1) 365/7] –1

Calculation of Total Return and Average Annual Total Return. Total Return reflects changes in the price of a Fund's shares and assumes that any dividends or capital gain distributions are reinvested in that Fund's shares immediately rather than paid to the investor in cash.

Average Annual Total Return is calculated by finding the average annual compounded rates of return of a hypothetical investment over the periods shown, according to the following formula (Total Return is then expressed as a percentage):

T = (ERV/P)1/n –1

Where:

P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV = ending redeemable value. ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

Average Annual Total Returns
For Periods Ended December 31, 2007

Fund	One Year	Five Years	Ten Years	Life of Fund
Equity Index	5.74%	12.72%	N/A	2.45%
All America	4.62%	12.46%	5.22%	7.46%
Mid-Cap Equity Index	7.80%	16.03%	N/A	7.36%
Small-Cap Value	N/A	N/A	N/A	(9.52)%
Small-Cap Growth	N/A	N/A	N/A	0.10%
Bond	6.67%	4.17%	4.60%	5.13%
Money Market	5.12%	3.03%	3.67%	3.76%

Cumulative Total Returns
For Periods Ended December 31, 2007

Fund	One Year	Five Years	Ten Years	Life of Fund
Equity Index	5.74%	81.97%	N/A	23.35%
All America	4.62%	79.88%	66.33%	131.62%
Mid-Cap Equity Index	7.80%	110.31%	N/A	68.35%
Small-Cap Value	N/A	N/A	N/A	(9.52)%
Small-Cap Growth	N/A	N/A	N/A	0.10%
Bond	6.67%	22.66%	56.79%	79.32%
Money Market	5.12%	16.10%	43.39%	48.29%

*  Dates the Funds commenced operations: All America and Bond Funds — May 1, 1996; Money Market Fund — May 1, 1997; Equity Index Fund — May 3, 1999; Mid-Cap Equity Index Fund — September 1, 2000; Small Cap Value and Small Cap Growth Funds — May 1, 2007.

Yield of The Bond Fund. Yield of the shares of the Bond Fund will be computed by annualizing net investment income, as determined by the Commission's formula, calculated on a per share basis, for a recent one-month or 30-day period and dividing that amount by the net asset value per share of the Fund on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) over such period and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The Yield of the Fund will vary from time to time depending upon market conditions, the composition of the portfolio and operating expenses allocated to the Fund.

Performance Comparisons. Each Fund may from time to time include the Total Return, the Average Annual Total Return and Yield of its shares in advertisements or in information furnished to shareholders. The Money Market Fund may also from time to time include the Yield and Effective Yield of its shares in information furnished to shareholders.

Each Fund may from time to time also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services ("Lipper") as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds. Each Fund may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in Lipper Performance Analysis.

Advertisements or information the Investment Company furnishes to current or prospective investors also may include evaluations of a Fund published by nationally recognized ranking services and by financial publications that are nationally recognized. These publications may include Barron's, Business Week, CDA Technologies, Inc., Changing Times, Dow Jones Industrial Average, Financial Planning, Financial World, Forbes, Fortune, Hulbert's Financial Digest, Institutional Investor, Investors Daily, Money, Morningstar Mutual Funds, The New York Times, Stanger's Investment Adviser, Value Line, The Wall Street Journal, Wiesenberger Investment Company Service and USA Today.

In reports or other communications to shareholders, the Investment Company also may describe general economic and market conditions affecting the Funds and may compare the performance of the Funds with (1) that of mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of mutual funds, (2) IBC/Donoghue's Money Fund Report, (3) other appropriate indices of investment securities and averages for peer universe of funds which are described in this SAI, or (4) data developed by the Adviser derived from such indices or averages.

Comparative Indices for the Funds

The Investment Company compares the performance of each Fund (other than the Money Market Fund) against a widely recognized index or indices for stock or bond market performance, based on the type of securities the Fund purchases. The annual and semi-annual financial reports that the Investment Company prepares will contain graphs with the Funds' performances compared to their indices.

It is not possible for an investor to directly invest in an unmanaged index. Performance comparisons to indices are for informational purposes and do not reflect any actual investment. The Funds pay investment advisory and other expenses that are not applicable to unmanaged indices.

Equity Index Fund and All America Fund: Performance of each of these Funds is compared to the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500® Index").

The S&P 500® Index is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500® Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The 500 companies represented include approximately 400 industrial concerns, as well as financial services, utility and transportation concerns. The S&P 500® Index represents about 80% of the market value of all issues traded on the NYSE.

Mid-Cap Equity Index Fund: Performance is compared to the Standard & Poor's MidCap 400 Index (the "S&P MidCap 400 Index").

The S&P MidCap 400® Index is a market value weighted and unmanaged index showing the changes in the aggregate market value of 400 stocks issued by U.S. companies with medium market capitalizations. A majority of the stocks are listed on the New York Stock Exchange and a significant portion are traded on the Nasdaq National Market (over-the-counter).

Small Cap Growth Fund: Performance is compared to the Russell 2000® Growth Index.

The Russell 2000® Growth Index contains those Russell 2000® securities with higher price-to-book ratios and higher price-earnings ratios. Securities in this index have a greater than average growth orientation.

Small Cap Value Fund: Performance is compared to the Russell 2000® Value Index.

The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

Bond Fund: Performance is compared to the Lehman Brothers Aggregate Bond Index (the "Lehman Aggregate Index").

This Lehman Aggregate Index represents U.S. fixed rate, investment grade securities, with index components for U.S. government, corporate, mortgage-backed and asset-backed securities. Each bond included in the index must have at least one year to final maturity regardless of call features, at least $150 million par amount outstanding and a rating of "Baa" or higher (investment grade) by a nationally recognized statistical rating agency.

DESCRIPTION OF CORPORATE BOND RATINGS

Description of Corporate bond ratings of Moody's Investors Services, Inc.:

Aaa  —  Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  —  Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A  —  Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa  —  Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba  —  Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B  —  Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa  —  Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca  —  Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C  —  Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of corporate bond ratings of Standard & Poor's:

AAA  —  Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is very strong.

AA  —  Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A  —  Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB  —  Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB/  —
B/
CCC/
CC  Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such CC debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C  —  The rating C is reserved for income bonds on which no interest is being paid.

D  —  Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (–): The ratings from "AA" to "BB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DISTRIBUTION OF FUND SHARES

Mutual of America Securities Corporation, 320 Park Avenue, New York, New York 10022-6839 (the Distributor), an indirect, wholly-owned subsidiary of Mutual of America, serves as the principal underwriter and distributor of Fund shares. The Distributor and Mutual of America, whose address is 320 Park Avenue, New York, New York 10022-6839, are affiliates of the Adviser.

The Distributor does not receive compensation for distributing Fund shares, and it is not obligated to distribute any specific amount of Fund shares. The Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Registered representatives of the Distributor, located in its home office and 36 field offices throughout the United States, participate in the distribution of shares of the Funds. The Distributor's registered representatives are salaried employees of Mutual of America or the Adviser and receive no commissions for distributing the Fund shares. Each representative is eligible to receive a yearly cash incentive payment based in part on aggregate sales by all representatives in the representative's office compared to sales targets we established for the office in that year. Representatives and certain staff from the field office with the highest sales of Fund shares in a year will receive a trip to a conference site in the United States to attend a sales meeting.

Shares of the Fund are offered on a continuous basis. There is no sales charge or deferred sales charge for the purchase of Fund shares and accordingly there are no breakpoint discounts.

LEGAL MATTERS

The legal validity of the shares described in the Prospectus has been passed on by Patrick A. Burns, Esq., Senior Executive Vice President and General Counsel of the Investment Company.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Investment Company for the year ended December 31, 2007 have been incorporated by reference in the Statement of Additional Information in reliance upon the reports of KPMG LLP, 345 Park Avenue, New York, NY 10154, independent registered public accounting firm, incorporated by reference herein.

CUSTODIAN

JPMorgan Chase Bank, 1285 Avenue of the Americas, New York, New York 10019, acts as Custodian of the Investment Company's assets.

USE OF STANDARD & POOR'S INDEXES

The Equity Index Fund, the Indexed Assets of the All America Fund and the Mid-Cap Equity Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (S&P). S&P makes no representation or warranty, express or implied, to the owners of the Equity Index Fund, the All America Fund, the Mid-Cap Equity Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Equity Index Fund, the All America Fund or the Mid-Cap Equity Index Fund particularly or the ability of the S&P 500® Index or the S&P MidCap 400® Index to track general stock market performance. S&P's only relationship to the Investment Company is the licensing of certain trademarks and trade names of S&P and of the S&P 500® Index and S&P MidCap 400® Index, which are determined, composed and calculated by S&P without regard to the Equity Index Fund, the All America Fund or the Mid-Cap Equity Index Fund. S&P has no obligation to take the needs of the Investment Company or the owners of the Equity Index Fund, the All America Fund or the Mid-Cap Equity Index Fund into consideration in determining, composing or calculating the S&P 500® Index or the S&P MidCap 400® Index. S&P is not responsible for and has not participated in the determination of the net asset values of the Equity Index Fund, the All America Fund or the Mid-Cap Equity Index Fund, the amount of the shares of such Funds or the timing of the issuance or sale of the Funds. S&P has no obligation or liability in connection with the administration, marketing or trading of the Equity Index Fund and S&P MidCap 400® Index, the All America Fund or the Mid-Cap Equity Index Fund.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500® Index or the S&P MidCap 400® Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Investment Company, owners of the Equity Index Fund, the All America Fund or the Mid-Cap Equity Index Fund, or any other person or entity from the use of the S&P 500® Index or the S&P MidCap 400® Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties or merchantability or fitness for a particular purpose or use with respect to the S&P 500® Index or the S&P MidCap 400® Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibilities of such damages.

PROXY VOTING POLICIES AND PROCEDURES

On November 7, 2007, the Board of Directors of the Investment Company adopted amended Proxy Voting Policies and Procedures ("Proxy Policy"). A copy of the Proxy Policy is attached hereto as APPENDIX "A". A copy of the Proxy Policy and information regarding how the Investment Company voted its proxies relative to portfolio securities during the most recent 12 month period ended June 30 can be obtained free of charge by calling 1-800-914-8716. The Investment Company's Proxy Voting Record for the shares it owns, which includes how the Investment Company voted its proxies during the most recent 12 month period ended June 30, can be obtained from the Securities and Exchange Commission's website at www.sec.gov, by viewing our Form N-PX on the EDGAR system.

Appendix A

Proxy Voting Policy and Procedures

Mutual of America Institutional Funds, Inc.

Attached is the Proxy Voting Policy and Procedures adopted by the Board of Directors of Mutual of America Institutional Funds at its regular Board meeting held on November 7, 2007.

MEMORANDUM

MUTUAL OF AMERICA
CAPITAL MANAGEMENT

To:	Mutual of America Investment Corporation Mutual of America Institutional Funds, Inc.

From:	Mutual of America Capital Management Corporation

Date:	October 31, 2007

Re:	Policy Statement and Procedures Regarding Proxy Voting ("Proxy Voting Policy")

We understand that, in connection with your obligation to comply with Rule 30b1-4 under the Investment Company Act of 1940 ("1940 Act") and the 1940 Act forms modified in conjunction therewith, you wish this Company as your adviser to: (i) permit you to adopt its Proxy Voting Policy, (ii) prepare and timely File Form N PX for each year commencing with the 12 months ended June 30, 2004, (iii) respond to shareholder requests in accordance with all requirements of Law and Regulation for a description of the Proxy Voting Policy, and for The Proxy Voting Record (which may be available by a toll free or collect phone line or on the fund website if there is one and on the S.E.C. website), and (iv) maintain, or cause to be maintained, all proxy voting records as required by Law and Regulation.

We further understand that, in the event of a conflict among or between the interests of the adviser, the funds, the shareholders, the principal underwriter or any affiliated persons thereof, we will promptly notify the fund and shareholders affected and we will not cast a vote absent a written consent from the affected Fund or shareholders. The sole exception to the requirement of a written consent from the fund and affected shareholders when there is such a conflict is the case where the matter which is being voted upon falls within the Standing Proxy Vote policy set forth in paragraph 5 of the Proxy Voting Policy, and Routine Issues as described in paragraph 4 of the attached Proxy Voting policy. Routine Issues fall within standard categories developed by a disinterested third party proxy service retained by the adviser. In such case, the vote will be cast in the predetermined manner.

You may consider this document as an amendment to the Proxy Voting Policy for purposes of our providing proxy voting services to your fund and shareholders, and for purposes of adopting the Proxy Voting Policy on behalf of your funds. If there are any changes to the Proxy Voting Policy you will be notified, and no such changes shall affect you unless you agree to same.

Mutual of America Capital Management Corporation.

By:

/s/ Amir Lear

Amir Lear
President

att.

MUTUAL OF AMERICA CAPITAL MANAGEMENT CORPORATION
POLICY STATEMENT AND PROCEDURES
REGARDING PROXY VOTING

Adopted on October 31, 2007

Policy Statement

It is the policy of Mutual of America Capital Management Corporation (the "Corporation"), with respect to assets under its management where it has voting authority:

1.  To vote all proxies in the best interests of its clients and, to the extent possible while complying with applicable investment policies, restrictions and limitations (including requirements imposed by exemptive orders as described in paragraph 9 under the Procedures section, below,) to vote all proxies so as to maximize the economic value of the shares held by such clients.

2.  To vote all proxies in accordance with the duly adopted voting policies and restrictions of such clients where such policies and restrictions are applicable.

3.  To provide disclosure to clients of the within policies and procedures, to disclose how clients (or their shareholders in the case where a client adopts these policies as its own) may obtain information on how their proxies were voted, and to maintain or cause to be maintained all records of such proxy voting as are, and for the periods, required by law.

4.  To comply with the Procedures set forth below.

Proxy Voting Committee

1.  A Proxy Committee consisting of the President and one or more individuals (not to exceed five) designated by the President of the Corporation shall comprise the Proxy Voting Committee. The Proxy Voting Committee shall act by majority vote, but in the case of a tie vote the side receiving the vote of the President shall prevail. In the case of a Committee of two or less persons, one member shall constitute a quorum. In the case of the Committee consisting of three or four persons, two members shall constitute a quorum, and for a Committee of five persons, three members shall constitute a quorum.

2.  The Proxy Voting Committee shall monitor developments that may affect the Proxy Voting Policy and Procedures, including the Overall Proxy Voting Policy set forth in paragraph 5 of the Procedures Section hereof, voting standards set forth in Appendix A to this document ("Voting Standards") and recommend changes to the Proxy Voting Policy and Procedures.

3.  Any decisions not to vote proxies in accordance with the Voting Standards, including Routine or Non-Routine Issues, shall be submitted to the Proxy Committee for approval or consideration of the appropriate action to take. The Proxy Voting Committee may require a discussion with or report from the investment analyst responsible for the company whose proxy is being considered to assist in deciding how to vote in accordance with the Proxy Voting Policy. A written explanation of the reasons supporting any action taken by the Committee and the date the Committee decided the issue shall be maintained with the proxy voting records.

4.  If a Non-Routine Issue falls into a category for which there is no Voting Standard, the Proxy Voting Committee shall be consulted. The Proxy Voting Committee may require a discussion with or a report from the investment analyst responsible for the company whose proxy is being considered as well as a report, if available, from any proxy service provider then retained, to assist in deciding how to vote in accordance with the Proxy Voting Policy. A written explanation of the reasons supporting any action taken by the Committee and the date the Committee decided the issue shall be maintained with the proxy voting records.

5.  Should a vote in accordance with the Voting Standards appear likely to produce a result inconsistent with a stated policy, limitation, or restriction established for any client's account, the President or CEO shall be notified in order to determine the appropriate action. Such action shall be presented to the Proxy Voting Committee for ratification prior to the vote in question. The Proxy Voting Committee can act without a meeting by consent of a majority of its members. Any action taken in such situations shall be governed by prudence and must be compatible with applicable law. Such action shall be memorialized in writing setting forth the nature of the conflict, the reasons for the action taken and the date such action was authorized.

Procedures

1.  Proxies will be voted based upon and consistent with (a) criteria established herein as same may be amended in writing by the Proxy Committee from time to time, (b) the Overall Proxy Voting Policy set forth in paragraph 5 below and (c) the Voting Standards attached hereto as Appendix A . Only a Senior Vice President or higher ranking officer shall be authorized to execute proxies except that a service provider may be engaged to process and execute proxies pursuant to and subject to these Procedures.

2.  The following Records of all proxy votes will be maintained:

A.  A brief description of the proxy proposal for each company in the portfolio.

B.  The vote cast on each proposal.

C.  The holdings of each account and its holdings as of (or as close as possible to) the record date for the particular proxy vote.

D.  A record of any calls or other contacts made regarding a vote.

E.  A record of the reason for each vote, including whether the proxy was voted according to a specific client restriction, policy, the Voting Standards or other guideline which record may be maintained by a third party proxy service provider.

F.  Notification that a proxy has not been received.

G.  Verification that the shares listed on the proxy match the Corporation's records.

H.  The name and title of the individual voting the proxy (if available from a service provider).

I.  A record of any Proxy Voting Committee actions in regard to the proxy vote.

3.  Unless the Company shall have obtained a written agreement from an experienced and qualified third party to provide proxy voting and records services in compliance with all applicable laws and regulations, records of a current proxy season will be retained in the Corporation's offices until the end of the second year after the expiration of the proxy season in which the votes were made and will be retained in a readily accessible location for a period of not less than three additional years. Proxy statements received on behalf of stock for which the Company is authorized to vote proxies will not be retained in paper form because they are available on the EDGAR system where they have been filed by the issuer.

4.  The Voting Guidelines which are attached hereto as Appendix A consist of the Concise Summary of the Institutional Shareholders Service ("I.S.S.") Proxy Voting Guidelines (effective for meetings February 1, 2007) ("Voting Standards). The Proxy Voting Committee has reviewed the Voting Standards and has found them to be generally satisfactory. I.S.S., which is the proxy service provider retained by the Corporation, furnishes research and recommendations for all proxy votes, casts the votes and maintains voting records. The I.S.S. recommendations will be in accordance with the Voting Standards. The Proxy Voting Committee may, in circumstances where the application of the Voting Standards is determined not to be beneficial or appropriate, override the I.S.S. recommendation and instruct I.S.S. to vote as determined by the Proxy Voting Committee

5.  The current Overall Proxy Voting Policy of the Company shall be to vote against anti-takeover proposals, proposals that will weaken Board oversight or corporate governance procedures, and proposals designed to entrench current management. These proposals are generally inherently adverse to the economic value of the stocks to which they relate. This position may be determined to be inappropriate in a particular case and if authorized by the Proxy Voting Committee, a vote that does not comport with this position may be approved. Proxy proposals that do not materially impact the economic value of the stocks to which they relate are considered "Routine Issues" and will generally be voted in favor of the position supported by management of the company whose stock is being voted. Proxy proposals that materially impact the economic value of the stock to which they relate will be voted, consistent with applicable restrictions, in the manner that is most beneficial to the value of such stock.

6.  In the case of managed funds that hold exchange traded funds ("ETFs") shares in their portfolios, special rules may apply to voting proxies in the underlying ETFs when certain thresholds are reached. For example, certain ETFs have obtained exemptions from the SEC fund of fund restrictions, and those ETFs may be held by managed funds in reliance upon such exemption. The exemptive orders for such ETFs typically provide that, in the event that the managed fund owns 25% or more of the outstanding shares of the ETF, such shares shall be voted in the same proportion as the shares held by all other shareholders in such ETF. The Corporation shall follow the requirements of any such exemptive orders that may apply and vote such shares proportionally to the shares of the other shareholders of the ETF.

7.  No officer or employee of the Corporation shall act with respect to proxy votes in any instance in which a conflict of interest exists for that person in applying the Corporation's Voting Standards or satisfying fiduciary responsibilities under ERISA or other applicable laws. Any conflict of interest or questions concerning whether a conflict of interest exists, shall be immediately reported to the President. Further, in cases where there exist material conflicts of interest between the Corporation and its interests, and the economic interests of the Corporation's client owning the shares being voted, the Corporation shall strictly adhere to the Voting Standards, but where such conflict exists and the Proxy Committee is required to decide upon action as provided above, no such action shall be taken absent full disclosure to the affected client of the conflict and it shall be taken only if consent has been received from the client. In assessing the existence of a conflict and the suggested manner of casting a vote in a conflict situation, the recommendations of independent third parties qualified to make recommendations on proxy voting may be sought and communicated to affected clients.

8.  It is the policy of the Corporation not to join any group for the purpose of waging a proxy contest or to acquire or trade in the securities of any corporation with the intent to effect any change in control of a corporation. Any solicitation from any person to vote proxies in any accounts shall be promptly reported to the General Counsel and Proxy Voting Committee except for requests merely that the proxies be voted in order to achieve a quorum.

9.  No employee of the Corporation may discuss the Corporation's proxy votes with any person not employed by the Corporation or its client or in any way indicate how the Corporation will vote on any issue prior to the vote being cast, nor may any employee of the Corporation disclose how the Corporation has voted except in reports to the Board of Directors of the Corporation or its managed funds, as required by law or pursuant to an agreement with a proxy service provider. All information concerning the Corporation's proxy voting record shall be disclosed and furnished to clients in the manner required to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940.

10.  The Corporation shall comply in all respects and in a timely manner with Rule 206(4)-6 under the Investment Advisers Act of 1940, including the timely voting of proxies, the timely provision to clients of a description of the Corporation's proxy voting policies and procedures, provision of a copy of such policies and procedures to clients upon request, disclosure to clients of how to obtain information on how their securities were voted and the implementation of record keeping procedures in full compliance with Rule 204-2, retaining in the manner chosen by the Corporation (which manner shall be as permitted by Rule 204-2) for the required time periods proxy voting policies and procedures, proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by the Company which were material in making a decision on how to vote or which memorialized basis for a decision for a vote.

11.  The Corporation adopts the following procedures to ensure compliance with the Proxy Voting Policy Statement and Procedures:

A.  The The President or an Officer of the Corporation designated by the President will ensure that the Corporation is at all times in full and complete compliance with all applicable laws and regulations.

B.  The Proxy Voting Committee shall meet at least semiannually to review the overall proxy voting record of all proxies, the conformity of proxy voting actions with the requirements set forth herein, and to review the actions of any and all third party service providers.

C.  The Proxy Voting Committee shall review the within policy statement and procedures on an annual basis and more frequently when warranted, and shall adopt written changes and amendments hereto as necessary.

D.  The Proxy Voting Committee shall review Corporation's compliance with the Rules promulgated by the S.E.C., including the semiannual reports on the availability of proxy voting records to its clients, and the disclosure of this document to clients.

E.  To the extent it is prudent and in compliance with Rule 206(4)-6 under the Investment Adviser's Act of 1940, the Company may retain reputable and qualified third-party service providers to implement the foregoing policies and procedures.

F.  It is specifically understood that the Company's clients may adopt the within Policy Statement and Procedures, as same may be amended or restated from time to time.

I hereby verify that the foregoing document has been duly adopted as the proxy voting policies and procedures of the Corporation, along with the attached Proxy Voting Standards, which replace all previously adopted statements and procedures regarding proxy voting and Voting Standards.

MUTUAL OF AMERICA CAPITAL MANAGEMENT CORPORATION

By:

  /s/ Amir Lear

  Amir Lear
  President

  Dated: October 31, 2007

Appendix A

To Mutual of America Capital Management Corporation

Policy Statement and Procedures Regarding Proxy Voting

CONCISE SUMMARY OF ISS 2007 PROXY VOTING GUIDELINES

Effective for Meetings Feb. 1, 2007
Updated Dec. 15, 2006

1. Auditors

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

•  An auditor has a financial interest in or association with the company, and is therefore not independent,

•  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position; or

•  Fees for non-audit services ("Other" fees) are excessive.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

•  Composition of the board and key board committees;

•  Attendance at board and committee meetings;

•  Corporate governance provisions and takeover activity;

•  Disclosures under Section 404 of Sarbanes-Oxley Act;

•  Long-term company performance relative to a market and peer index;

•  Extent of the director's investment in the company;

•  Existence of related party transactions;

•  Whether the chairman is also serving as CEO;

•  Whether a retired CEO sits on the board;

•  Number of outside boards at which a director serves;

•  Majority vote standard for director elections without a provision to allow for plurality voting when there are more nominees than seats.

WITHHOLD from individual directors who:

•  Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

•  Sit on more than six public company boards;

•  Are CEOs of public companies who sit on the boards of more than two public companies besides their own — withhold only at their outside boards.

WITHHOLD from the entire board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

•  The company's proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, withhold from all incumbent directors;

•  The company's poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

•  The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption, or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue;

•  The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

•  The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

•  The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•  At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

•  The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section "Performance Test for Directors".

WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

•  The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•  The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•  The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

•  The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

•  The non-audit fees paid to the auditor are excessive (see discussion under Auditor Ratification);

•  A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms;

•  There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

WITHHOLD from the members of the Compensation Committee if:

•  There is a negative correlation between the chief executive's pay and company performance (see discussion under Equity Compensation Plans);

•  The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

•  The company fails to submit one-time transfers of stock options to a shareholder vote;

•  The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•  The company has backdated options (see "Options Backdating" policy);

•  The company has poor compensation practices (see "Poor Pay Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards, and to elect all directors annually.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring an independent director fill the position of chair, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

•  Has a designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:

  -  Presiding at all meetings of the board at which the chairman is not present, including executive sessions   of the independent directors,

  -  Serving as liaison between the chairman and the independent directors,

  -  Approving information sent to the board,

  -  Approving meeting agendas for the board,

  -  Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,

  -  Having the authority to call meetings of the independent directors,

  -  If requested by major shareholders, ensuring that he is available for consultation and direct communication;

•  Two-thirds independent board;

•  All-independent key committees;

•  Established governance guidelines;

•  The company does not under-perform its peers*.

*  Starting in 2007, the industry peer group used for this evaluation will change from the 4-digit GICS group to the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company, and identified on the executive compensation page of proxy analyses. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year performance, industry peers, and index).

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•  Long-term financial performance of the target company relative to its industry;

•  Management's track record;

•  Background to the proxy contest;

•  Qualifications of director nominees (both slates);

•  Strategic plan of dissident slate and quality of critique against management;

•  Likelihood that the proposed goals and objectives can be achieved (both slates);

•  Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. Takeover Defenses

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•  Shareholders have approved the adoption of the plan; or

•  The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•  No lower than a 20% trigger, flip-in or flip-over;

•  A term of no more than three years;

•  No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•  Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•  Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•  Market reaction — How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•  Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•  Negotiations and process — Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•  Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•  Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de- listed or if a company's ability to continue to operate as a going concern is uncertain.

In addition, for capital requests that are less than or equal to 300 percent of the current authorized shares and marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent) vote on a CASE-BY-CASE basis, In this situation, vote FOR the increase based on the company's performance, and whether the company's ongoing use of shares has shown prudence.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

Poor Pay Practices

WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices, such as:

•  Egregious employment contracts (e.g., those containing multi-year guarantees for bonuses and grants);

•  Excessive perks that dominate compensation (e.g., tax gross-ups for personal use of corporate aircraft);

•  Huge bonus payouts without justifiable performance linkage or proper disclosure;

•  Performance metrics that are changed (e.g., canceled or replaced during the performance period without adequate explanation of the action and the link to performance);

•  Egregious pension/SERP (supplemental executive retirement plan) payouts (e.g., the inclusion of additional years of service not worked or inclusion of performance-based equity awards in the pension calculation);

•  New CEO awarded an overly generous new hire package (e.g., including excessive "make whole" provisions or any of the poor pay practices listed in this policy);

•  Excessive severance provisions (e.g., including excessive change in control payments);

•  Change in control payouts without loss of job or substantial diminution of job duties;

•  Internal pay disparity;

•  Options backdating (covered in a separate policy); and

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•  The total cost of the company's equity plans is unreasonable;

•  The plan expressly permits the repricing of stock options without prior shareholder approval;

•  There is a disconnect between CEO pay and the company's performance;

•  The company's three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or

•  The plan is a vehicle for poor pay practices.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:

•  Director stock ownership guidelines with a minimum of three times the annual cash retainer.

•  Vesting schedule or mandatory holding/deferral period:

  -  A minimum vesting of three years for stock options or restricted stock; or

  -  Deferred stock payable at the end of a three-year deferral period.

•  Mix between cash and equity:

  -  A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

  -  If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

•  No retirement/benefits and perquisites provided to non-employee directors; and

•  Detailed disclosure provided on cash and equity compensation delivered to each non- employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Employee Stock Purchase Plans — Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

•  Purchase price is at least 85% of fair market value;

•  Offering period is 27 months or less; and

•  The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Employee Stock Purchase Plans — Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

•  Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5% or more of beneficial ownership of the company);

•  Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•  Company matching contribution up to 25% of employee's contribution, which is effectively a discount of 20% from market value;

•  No discount on the stock price on the date of purchase, since there is a company matching contribution.

Options Backdating

In cases where a company has practiced options backdating, WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

•  Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•  Length of time of options backdating;

•  Size of restatement due to options backdating;

•  Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recouping option gains on backdated grants;

•  Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

•  The triggering mechanism should be beyond the control of management;

•  The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation) during the five years prior to the year in which the change of control occurs;

•  Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

9. Corporate Responsibility

Animal Rights

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

•  The company is conducting animal testing programs that are unnecessary or not required by regulation;

•  The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

•  The company has been the subject of recent, significant controversy related to its testing programs.

Drug Pricing and Re-importation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products, unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

•  The existing level of disclosure on pricing policies;

•  Deviation from established industry pricing norms;

•  The company's existing initiatives to provide its products to needy consumers;

•  Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

Genetically Modified Foods

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products, or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Tobacco

Most tobacco-related proposals (such as on second-hand smoke, advertising to youth, and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

Toxic Chemicals

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals. Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe, unless such actions are required by law in specific markets.

Arctic National Wildlife Refuge

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

•  New legislation is adopted allowing development and drilling in the ANWR region;

•  The company intends to pursue operations in the ANWR; and

•  The company has not disclosed an environmental risk report for its ANWR operations.

Concentrated Area Feeding Operations (CAFOs)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs, unless:

•  The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

•  The company does not directly source from CAFOs.

Global Warming and Kyoto Protocol Compliance

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

•  The company does not maintain operations in Kyoto signatory markets;

•  The company already evaluates and substantially discloses such information; or,

•  Greenhouse gas emissions do not significantly impact the company's core businesses.

Political Contributions

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering: recent significant controversy or litigation related to the company's political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

Outsourcing/Off-shoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report to shareholders; the existence of a publicly available code of corporate conduct that applies to international operations.

Country-specific Human Rights Reports

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10. Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

•  Past performance as a closed-end fund;

•  Market in which the fund invests;

•  Measures taken by the board to address the discount; and

•  Past shareholder activism, board activity, and votes on related proposals.

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

PART C

OTHER INFORMATION

Item 23.  Exhibits

1	(a)	Articles of Incorporation of Mutual of America Institutional Funds, Inc.(the "Fund"), dated October 26, 1995 (6)

1	(b)	Articles Supplementary, dated February 20, 1996 (6)

1	(c)	Articles Supplementary, dated April 8, 1996 (6)

1	(d)	Articles Supplementary, dated December 2, 1996 (6)

1	(e)	Articles Supplementary, dated February 24, 1997 (6)

1	(f)	Articles Supplementary, dated April 6, 1999 (5)

1	(g)	Form of Articles Supplementary, dated August 14, 2000 (7)

1	(h)	Articles Supplementary, dated May 1, 2007 (15)

1	(i)	Articles Supplementary, dated March 5, 2008 (15)

2		By-Laws of the Fund (6)

2	(a)	Amendment of By-laws, dated November 5, 2006 (14)

4	(a)	Form of Investment Advisory Agreement, as amended effective September 1, 2000, between the Fund and Mutual of America Capital Management Corporation (the "Adviser") (7)

4	(c)	Form of Subadvisory Agreement between the Adviser and Oak Associates, Ltd. (2)

4	(d)	Letter dated June 22, 2005 from the Adviser to Oak Associates (Termination letter) (13)

4	(e)	Letter Agreement signed by the Adviser and Oak Associates dated July 28, 2005 (setting Termination date). (13)

5		Distribution Agreement between the Fund and Mutual of America Securities Corporation, as Distributor ("Securities Corporation") (6)

7	(a)(i)	Custody Agreement between the Fund and The Chase Manhattan Bank (1)

7	(a)(ii)	Amendment No. 1 to the Custody Agreement, dated June 1, 2001 (10)

7	(a)(iii)	Amendment No. 2 to the Custody Agreement, dated March 1, 2003 (10)

8	(a)(i)	Form of Transfer Agency and Service Agreement between the Fund and State Street Bank and Trust Company (1)

8	(b)	Form of Investment Accounting Agreement between the Fund and the Adviser (3)

8	(c)	Agreement to Pay Operating Expenses between the Fund and the Adviser (9)

9	(a)	Consent and Opinion of General Counsel (5)

9	(b)	Consent and Opinion of General Counsel for Mid-Cap Equity Index and Aggressive Equity Funds (7)

9	(c)	Consent and Opinion of General Counsel for Small Cap Value and Small Cap Growth Funds (14)

10	(a)	Independent Registered Public Accounting Firm's Consent (15)

10	(b)	Power of Attorney of Mr. Sharkey (11)

10	(c)	Power of Attorney of Mr. Silber (11)

10	(d)	Power of Attorney of Mr. Waide (11)

10	(e)	Power of Attorney of Mr. Greed (11)

10	(f)	Power of Attorney of Mr. Barker (15)

16	(a)	Code of Ethics of the Fund (15)

16 (b)	Code of Ethics of Mutual of America Securities Corporation (15)

16 (c)	Code of Ethics of the Adviser (15)

16 (e)	Code of Ethics of Oak Associates, Ltd. (12)

(1)	Included in Pre-Effective Amendment No. 3 filed with the Commission on January 29, 1996

(2)	Included in Pre-Effective Amendment No. 4 filed with the Commission on March 15, 1996

(3)	Included in Post-Effective Amendment No. 2 filed with the Commission on February 28, 1997

(4)	Included in Post-Effective Amendment No. 5 filed with the Commission on February 12, 1999

(5)	Included in Post-Effective Amendment No. 6 filed with the Commission on April 15, 1999

(6)	Included in Post-Effective Amendment No. 7 filed with the Commission on June 4, 1999

(7)	Included in Post-Effective Amendment No. 9 filed with the Commission on June 13, 2000

(8)	Included in Post-Effective Amendment No. 11 filed with the Commission on April 19, 2001

(9)	Included in Post-Effective Amendment No. 12 filed with the Commission on April 23, 2002

(10)	Included in Post-Effective Amendment No. 13 filed with the Commission on April 25, 2003

(11)	Included in Post-Effective Amendment No. 14 filed with the Commission on April 30, 2004

(12)	Included in Post-Effective Amendment No. 15 filed with the Commission on February 28, 2005.

(13)	Included in Post-Effective Amendment No. 17 filed with the Commission on April 28, 2006.

(14)	Included in Post-Effective Amendment No. 19 filed with the Commission on April 27, 2007.

(15)	Filed herewith.

The above exhibits are filed under File No. 33-87874.

Item 24.  Persons Controlled By or Under Common Control with Registrant

The Adviser is an indirect wholly-owned subsidiary of Mutual of America Life Insurance Company. Mutual of America Life Insurance Company is a New York mutual life insurance company, and as such no person has the direct or indirect power to control Mutual of America Life Insurance Company except by virtue of a person's capacity as a director or executive officer. Each holder of an in-force insurance policy or annuity contract issued by Mutual of America Life Insurance Company has the right to vote for the election of directors of Mutual of America Life Insurance Company at annual elections and upon other corporate matters where policyholders' votes are taken. Mutual of America Life Insurance Company's ownership of its subsidiaries is as follows:

Mutual of America Life Insurance Company, a New York mutual insurance company, wholly owns

•  Mutual of America Holding Company, Inc., a Delaware corporation, and

•  Mutual of America Foundation, a New York not-for-profit corporation.

Mutual of America Holding Company, Inc. wholly owns

•  Mutual of America Securities Corporation, a Delaware corporation (the "Distributor"), and

•  Mutual of America Capital Management Corporation (the Adviser), a Delaware corporation.

Mutual of America Life Insurance Company through its separate accounts, owns substantially all of the shares of Mutual of America Investment Corporation, a Maryland corporation registered under the 1940 Act as a management investment company whose shares are offered only to those separate accounts for funding variable life insurance and variable annuity products.

Mutual of America Life Insurance Company currently owns a significant amount, but less than a majority, of Registrant's outstanding shares.

Item 25.  Indemnification

Articles of Incorporation of the Fund. The Articles of Incorporation of the Fund provide in substance that no director or officer of the Fund shall be liable to the Fund or its shareholders for money damages, unless the director or officer is subject to liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties in the conduct of his or her office.

By-Laws of the Fund. The By-Laws of the Fund provide for the indemnification of present and former officers and directors of the Fund against liability by reason of service to the Fund, unless the officer or director is subject to liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (Disabling Conduct). No indemnification shall be made to an officer or director unless there has been a final adjudication on the merits, a dismissal of a proceeding for insufficiency of evidence of Disabling Conduct, or a reasonable determination has been made that no Disabling Conduct occurred. The Fund may advance payment of expenses only if the officer or director to be indemnified undertakes to repay the advance unless indemnification is made and if one of the following applies: the officer or director provides a security for his or her undertaking, the Fund is insured against losses from any lawful advances, or a reasonable determination has been made that there is reason to believe the officer or director ultimately will be entitled to indemnification.

Insurance. Coverage for officers and directors of the Adviser, Distributor and the Fund is provided under an Investment Management insurance policy issued by Chubb, with excess coverage by CNA, The Hartford, and Chubb, to Mutual of America Life Insurance Company et al. The aggregate limit of liability under the primary policy per year is $35 million, with a $1,000,000 deductible per entity insured and no deductible for individual insureds. The deductible for life insurance company fiduciary liability coverage (errors and omissions) is $1,000,000 for the entity.

By-Laws of the Adviser. The By-Laws of Mutual of America Capital Management Corporation, the Fund's Adviser, provide for the indemnification by the Corporation of present and former directors and officers of the Corporation and of any organization for which service is rendered at the request of the Corporation and permits the advance payment of expenses in certain circumstances for covered persons in connection with suits by third parties and derivative suits. Each covered person must have acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. If in connection with a derivative suit a covered person shall have been adjudged to be liable to the Corporation, indemnification shall not be made unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is entitled to indemnity. Thus, the officers and directors of the fund and the Adviser are indemnified by the Adviser for their services in connection with the Fund to the extent set forth in the By-Laws.

By-Laws of the Distributor. The By-Laws of Mutual of America Securities Corporation, the principal underwriter and distributor for the fund, provide for the indemnification by the Corporation of present and former directors and officers of the Corporation and of any organization for which service is rendered at the request of the Corporation and permits the advance payment of expenses in certain circumstances for covered persons in connection with suits by third parties and derivative suits. Each covered person must have acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. If in connection with a derivative suit a covered person shall have been adjudged to be liable to the Corporation, indemnification shall not be made unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is entitled to indemnity. Thus, the officers and directors of the Distributor are indemnified by the Distributor for their services in connection with the Fund to the extent set forth in the By-Laws.

Undertaking. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of the Investment Adviser

Mutual of America Capital Management corporation (the Adviser) is the investment adviser to the Fund and is registered as an investment adviser under the Investment Advisers Act of 1940. The names, addresses and positions with the Adviser of each director and officer of the Adviser are set forth below.

Name	Positions With Adviser	Principal Occupation During Past Two Years
Manfred Altstadt 320 Park Avenue NY, NY 10022	Director, Chairman of the Board and Chief Executive Officer	Chief Operating Officer, Mutual of America Life Insurance Company; prior thereto, Senior Executive Vice President, Chief Financial Officer of Mutual of America Life Insurance Company

F. Harlan Batrus 11 Bruce Road Mamaroneck, NY 10543	Director	Chairman, Managing Director of Asset Management, Ryan Labs, Inc., New York, New York, formerly Partner, Lazard Freres & Co.

Theresa A. Bischoff American Red Cross 520 West 49th Street NY, NY 10019	Director	Chief Executive Officer, American Red Cross of Greater New York

Robert X. Chandler c/o 320 Park Avenue NY, NY 10022	Director	Retired; formerly Director, Development Office, Archdiocese of Boston

Nathaniel A. Davis 17680 Old Meadow Rd McLean, VA 22102	Director	President and Chief Operating Officer, XM Satellite Radio, Inc., Washington, D.C. prior thereto Managing Director, Rannd Advisers

Christopher Quick Banc of America Specialist 14 Wall Street, 21st Floor New York, NY 10005	Director	Retired, prior thereto Vice Chairman, Bank of America

Maj. Gen. Robert Ivany, Ret. 2701 Mid Lane Street Houston, TX 77027	Director	President, University of St. Thomas

James E. Quinn 757 Fifth Avenue NY, NY 10022	Director	President, Tiffany & Co.

Alfred E. Smith, IV 130 West 12th Street, #1G NY, NY 10001	Director	Chairman of the Board, Saint Vincent's Catholic Medical Center

Amir Lear 320 Park Avenue NY, NY 10022	President and Chief Operating Officer	President and Chief Operating Officer of the Adviser

Name	Positions With Adviser	Principal Occupation During Past Two Years
Patrick A. Burns 320 Park Avenue NY, NY 10022	Senior Executive Vice President and General Counsel	Senior Executive Vice President and General Counsel of Mutual of America Life Insurance Company

Thomas Dillman 320 Park Avenue NY, NY 10022	Executive Vice President, Research	Executive Vice President of the Adviser

Andrew L. Heiskell 320 Park Avenue NY, NY 10022	Executive Vice President and Director of Fixed Income	Executive Vice President of the Adviser

Stephen Rich 320 Park Avenue NY, NY 10022	Executive Vice President, Equities Portfolio Manager	Executive Vice President of the Adviser

James P. Roth 320 Park Avenue NY, NY 10022	Executive Vice President and Chief Compliance Officer	Formerly Senior Vice President and Chief Compliance Officer

Marguerite Wagner 320 Park Avenue NY, NY 10022	Executive Vice President, Equities Portfolio Manager	Executive Vice President of the Adviser

Gary P. Wetterau 320 Park Avenue NY, NY 10022	Executive Vice President, Fixed Income	Executive Vice President of the Adviser

Susan J. Ferber 320 Park Avenue NY, NY 10022	Senior Vice President, Client Services	Senior Vice President of the Adviser

Joseph Gaffoglio 320 Park Avenue NY, NY 10022	Senior Vice President, Risk Management	Senior Vice President of the Adviser

David W. Johnson 320 Park Avenue NY, NY 10022	Senior Vice President, Fixed Income Research	Senior Vice President of the Adviser

Doreen M. Johns 320 Park Avenue NY, NY 10022	Senior Vice President, Research	Senior Vice President of the Adviser

Thomas L. Martin 320 Park Avenue NY, NY 10022	Senior Vice President, Associate General Counsel and Secretary	Senior Vice President and Associate General Counsel of Mutual of America Life Insurance Company

Nancy McAvey 320 Park Avenue NY, NY 10022	Senior Vice President, Client Services	Vice President of the Adviser

Paul Travers 320 Park Avenue NY, NY 10022	Senior Vice President, Client Services	Senior Vice President of the Adviser

Name	Positions With Adviser	Principal Occupation During Past Two Years
Kevin M. Walsh 320 Park Avenue NY, NY 10022	Senior Vice President and Chief Marketing Officer	Senior Vice President of the Adviser since 2007, prior thereto Managing Director, Public Funds, Taft-Hartley Cahnnel, Phoenix Investment Partners

James P. Accurso 320 Park Avenue NY, NY 10022	Vice President, Fixed Income Research	Vice President of the Adviser

Duygu Akyatan 320 Park Avenue NY, NY 10022	Vice President, Equities Research	Vice President of the Adviser

Kevin Frain 320 Park Avenue NY, NY 10022	Vice President, Equities Research	Vice President of the Adviser

Thomas P. Kelly 320 Park Avenue NY, NY 10022	Vice President, Administration	Vice President of the Adviser

Alexander Kotlyar 320 Park Avenue NY, NY 10022	Vice President, Equities Research	Vice President of the Adviser

Joseph P. O'Reilly 320 Park Avenue NY, NY 10022	Vice President, Marketing	Vice President of the Adviser since 2007, prior thereto Founder and President, The ORCA Company

John Polcari 320 Park Avenue NY, NY 10022	Vice President, Fixed Income Research	Vice President of the Adviser

Jacqueline Sabella 320 Park Avenue NY, NY 10022	Vice President, Fixed Income	Vice President of the Adviser

Patrick Sullivan 320 Park Avenue NY, NY 10022	Vice President, Marketing	Vice President of the Adviser

Susie Travers 320 Park Avenue NY, NY 10022	Vice President, Equities Research	Vice President of the Adviser

Alexander Ginis 320 Park Avenue NY, NY 10022	Second Vice President, Fixed Income Quantitative Analysis	Second Vice President of the Adviser

Eleanor Innes 320 Park Avenue NY, NY 10022	Second Vice President, Equities Research	Second Vice President of Adviser

John Korbis 320 Park Avenue NY, NY 10022	Second Vice President, Fixed Income Research	Second Vice President of the Adviser

Michael Mastrogiannis 320 Park Avenue NY, NY 10022	Second Vice President, Equities	Second Vice President of the Adviser

Name	Positions With Adviser	Principal Occupation During Past Two Years
Chris Mottershead 320 Park Avenue NY, NY 10022	Second Vice President, Marketing	Second Vice President of the Adviser since 2008, prior thereto Internal Wholesaler, Delaware Investments, Lincoln Financial Distributors

Jamie A. Zendel 320 Park Avenue NY, NY 10022	Second Vice President, Equities Research	Second Vice President of the Adviser since 2007, prior thereto Associate Quantitative Analyst, Prudential Equity Group, LLC

Item 27.  Principal Underwriters

(a) Mutual of America Securities Corporation (the "Distributor"), a Delaware corporation, is the principal underwriter and distributor for Fund shares.

(b) The names of the officers and directors of the Distributor, and their positions with the Distributor and the Fund, are as follows:

Name	Positions With Distributor	Position With the Fund
William Conway	President, CEO, Director and Chairman of the Board	—

Amir Lear	Senior Vice President and Chief Financial Officer	—

Joan Squires	Executive Vice President

Manfred Altstadt	Senior Executive Vice President, Treasurer and Director

Patrick A. Burns	Senior Executive Vice President and General Counsel	Senior Executive Vice President and General Counsel

William Rose	Executive Vice President, Marketing and Sales	—

James J. Roth	Executive Vice President and Chief Compliance Officer	Executive Vice President and Chief Compliance Officer

Nicholas Branchina	Senior Vice President and Anti-Money Laundering Compliance Officer

Thomas L. Martin	Senior Vice President and Associate General Counsel and Secretary	Secretary

Item 28.  Location of Accounts and Records

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-3 promulgated thereunder, will be maintained by the Adviser at its offices at 320 Park Avenue, New York, New York 10022 or with its custodian.

Item 29.  Management Services

Not applicable.

Item 30.  Undertakings

The Fund hereby undertakes, if requested to do so by the holders of at least 10% of the Fund's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by applicable law and regulations.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this post-effective amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 30th day of April, 2008.

  MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
  (REGISTRANT)

  By:  /s/ JOHN R. GREED

  Title: Chairman, President and Chief Executive
  Officer

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 30, 2008.

Signatures	Title
* George E. Barker	Director

/s/ JOHN R. GREED John R. Greed	Director; Chairman, President and Chief Executive Officer (Principal Executive Officer)

* John T. Sharkey	Director

* John R. Silber	Director

* Patrick J. Waide, Jr.	Director

*By: /s/ JOHN R. GREED John R. Greed Attorney-in-Fact Chief

Exhibits Index

Exhibit Number

1	(h)	Articles Supplementary, dated May 1, 2007

1	(i)	Articles Supplementary, dated March 5, 2008

10	(a)	Independent Registered Accounting Firm's Consent

10	(f)	Power of Attorney of Mr. Barker

16	(a)	Code of Ethics of the Fund

16	(b)	Code of Ethics of Mutual of America Securities Corporation

16	(c)	Code of Ethics of the Adviser